UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: May 31, 2004

Date of reporting period: May 31, 2004

ITEM 1. REPORT TO SHAREHOLDERS


                                                                          [LOGO]
                                                                          WELLS
                                                                          FARGO

                                                                          FUNDS

        Wells Fargo INCOME FUNDS

            ANNUAL REPORT

                 WELLS FARGO DIVERSIFIED BOND FUND

                 WELLS FARGO HIGH YIELD BOND FUND

                 WELLS FARGO INCOME FUND

                 WELLS FARGO INCOME PLUS FUND

                 WELLS FARGO INFLATION-PROTECTED BOND FUND(SM)

                 WELLS FARGO INTERMEDIATE GOVERNMENT INCOME FUND

                 WELLS FARGO LIMITED TERM GOVERNMENT INCOME FUND

                 WELLS FARGO MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND(SM)

                 WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND(SM)

                 WELLS FARGO STABLE INCOME FUND

                 WELLS FARGO TACTICAL MATURITY BOND FUND(SM)

                                                                    MAY 31, 2004

                                                        WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
    Diversified Bond Fund ................................................     2
    High Yield Bond Fund .................................................     4
    Income Fund ..........................................................     6
    Income Plus Fund .....................................................     8
    Inflation-Protected Bond Fund ........................................    10
    Intermediate Government Income Fund ..................................    12
    Limited Term Government Income Fund ..................................    14
    Montgomery Short Duration Government Bond Fund .......................    16
    Montgomery Total Return Bond Fund ....................................    18
    Stable Income Fund ...................................................    20
    Tactical Maturity Bond Fund ..........................................    22
Portfolio of Investments
--------------------------------------------------------------------------------
    Diversified Bond Fund ................................................    24
    High Yield Bond Fund .................................................    25
    Income Fund ..........................................................    35
    Income Plus Fund .....................................................    43
    Inflation-Protected Bond Fund ........................................    51
    Intermediate Government Income Fund ..................................    52
    Limited Term Government Income Fund ..................................    56
    Montgomery Short Duration Government Bond Fund .......................    60
    Montgomery Total Return Bond Fund ....................................    62
    Stable Income Fund ...................................................    68
    Tactical Maturity Bond Fund ..........................................    69
Financial Statements
--------------------------------------------------------------------------------
    Statement of Assets and Liabilities ..................................    70
    Statement of Operations ..............................................    72
    Statements of Changes in Net Assets ..................................    74
    Financial Highlights .................................................    82
Notes to Financial Highlights ............................................    90
--------------------------------------------------------------------------------
Notes to Financial Statements ............................................    91
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ..................   104
--------------------------------------------------------------------------------
Other Information ........................................................   105
--------------------------------------------------------------------------------


             -------------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------


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THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      We are pleased to present you with this annual report for the 12-month period ended May 31, 2004. This report provides information regarding the Wells Fargo Income Funds, including performance highlights, the Fund managers' strategic outlook and the economic and market commentary covering the period.

THE ECONOMY: GAINING TRACTION
--------------------------------------------------------------------------------

      There was continued evidence that the U.S. economy was gaining traction during the reporting period: job creation increased, sales and profits were strong and price increases were becoming more apparent. Interest rates rose in the first five months of 2004. By the end of the period, bond market performance was dominated by expectations that the Federal Reserve Board (the Fed) would tighten the monetary policy in the upcoming months. However, there was consensus that the economic recovery would continue throughout 2004.

BOND RETURNS TRAIL STOCKS DURING THE PERIOD
--------------------------------------------------------------------------------

      Although many stock market investors saw healthy returns over the past 12 months, bonds struggled during the period, as bond yields rose about 1.50% from 40-year lows. This was somewhat reversed when a solid gain in March 2004 propelled bonds to their best quarterly performance since the third quarter of 2002. The bond market was impacted by an improving corporate earnings environment and fiscal stimulus from the federal government.

      Corporate securities were the strongest performing sector of the market, despite slippage in March, propelled by a healthy economy and by improving credit quality. Mortgage-backed securities struggled as a volatile interest rate environment and fluctuating prepayment levels impacted total returns. Mortgage durations lengthened as interest rates increased and lost ground to U.S. Treasury securities of similar duration.

CONCERNS ABOUT RISING INTEREST RATES
--------------------------------------------------------------------------------

      Looking ahead, many investors may be positioned for a sustained rise in interest rates now that inflation appears to have turned a corner and the Fed is poised for its first credit tightening cycles since mid-June 1999. Investors are concerned about the timing of interest rate hikes and how aggressive the Fed may be in moving back toward a neutral policy stance from the extraordinary stimulus of recent years. There remains uncertainty about how high interest rates may rise and how long it will take to reach a peak.

MANY INVESTORS TAKE A BALANCED APPROACH
--------------------------------------------------------------------------------

      During all market conditions, we believe successful investing includes taking a balanced approach, maintaining an overall portfolio that is diversified among stocks and bonds and keeping a long-term perspective. While diversification may not prevent losses in a market downturn, it may help reduce them and keep you on track to reach your financial goals. You may wish to review your portfolio with an investment professional.

      Thank you for choosing WELLS FARGO FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our enhanced Web site at www.wellsfargofunds.com.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO FUNDS

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Diversified Bond Fund (the Fund) seeks total return by diversifying its investments among different fixed-income investment styles.

ADVISER                                            INCEPTION DATE
    Wells Fargo Funds Management, LLC                 12/31/82

FUND MANAGERS
    Collectively Managed

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 0.09%1 for the 12-month period ended May 31, 2004, outperforming the Lehman Brothers Aggregate Bond Index2, which returned (0.44)% during the period. The Fund distributed $0.98 per share in dividend income and $0.04 per share in capital gains during the period.

      The Fund invests in three different fixed-income investment styles: strategic value bond, managed fixed-income and tactical maturity bond. Each style represents an approach to selecting investments or a type of investment selected for the Fund's portfolio. This multi-style approach seeks to help reduce price and return volatility in an effort to generate more consistent returns.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Interest rates rose significantly over the past 12 months as the fixed-income market focused on an improving earnings environment. The managed fixed-income and strategic value bond styles both continued to primarily benefit from their significant yield advantage over market benchmarks, as income dominated returns over the longer term. In addition, the investment grade corporate, asset-backed and commercial markets experienced excess returns as compared to U.S. Treasury bonds, further strengthening the Fund's performance. Mortgages did not fair as well over the reporting period as the volatile interest rate environment and fluctuating prepayment levels impacted total returns.

      Reacting to a collapse of about 20 points from mid-June to mid-August of 2003, almost all of the tactical maturity bond style's holdings of long U.S. Treasury bonds were sold and the proceeds reinvested in short-term securities. This allowed the Fund's tactical maturity bond style to better conserve capital and outperform its benchmark during the first three months of the fiscal year. Out of the three investment styles, sharp declines in long-term U.S. Treasury bond prices and historically low short-term interest rates influenced the tactical maturity bond style's performance the most over the past 12 months.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      There were no significant changes to the sector allocation within the managed fixed-income and strategic value bond styles during the period. The Fund continues to emphasize higher income producing securities, strategically diversified across all sectors of the fixed income market. The tactical maturity style emphasized high quality securities throughout the reporting period, with U.S. Treasury and federal agency issues continually accounting for the majority of its holdings. Within this investing style, we adjusted the duration to reflect current market conditions. As long-term bond holdings were cut back during the sell off from June to August in 2003, the duration fell to less than one year.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that interest rates could continue to move higher over the next year if economic activity continues to grow and the Federal Reserve Board's policy is more aggressive than current expectations. The upcoming Presidential election in November and continued geopolitical risks are two key variables potentially impacting spreads over the upcoming year. We will continue to overweight the non-Treasury sectors given our income-based strategy and we believe Fund performance could benefit from a relatively stable spread environment. At fiscal year-end areas within the mortgage and asset-backed market appeared more compelling.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Diversified Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for the Institutional Class shares of the Wells Fargo Diversified Bond Fund for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of Norwest Advantage Diversified Bond Fund, its predecessor fund.

      Performance of the Institutional Class shares of the Fund prior to November 11, 1994, reflects the performance of a collective investment fund adjusted to reflect Institutional Class expenses. Wells Fargo Bank, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The performance for the Fund includes performance of its predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of expense ratios for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 ("1940 Act") nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code which, if applicable, may have adversely affected the performance results.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                  Excluding Sales Charge
                                                              ------------------------------
                                                              1-Year     5-Year      10-Year
--------------------------------------------------------------------------------------------
    Wells Fargo Diversified Bond Fund - Institutional Class    0.09       5.65        6.20
--------------------------------------------------------------------------------------------
    Benchmark
--------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index(2)                 (0.44)      6.76        7.30
--------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
---------------------------------------------------------
    Portfolio Turnover                               115%
---------------------------------------------------------
    Average Credit Quality(4)                         AA+
---------------------------------------------------------
    Weighted Average Coupon                         0.04%
---------------------------------------------------------
    Estimated Weighted Average Maturity       5.61 years
---------------------------------------------------------
    Estimated Average Duration                3.52 years
---------------------------------------------------------
    Net Asset Value (NAV)                         $25.58
---------------------------------------------------------
    Distribution Rate(5)                            3.07%
---------------------------------------------------------
    SEC Yield(6)                                    3.27%
---------------------------------------------------------

PORTFOLIO ALLOCATION(7) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                     4%
Collateralized Mortgage Securities          5%
U.S. Treasury Bonds                         7%
U.S. Treasury Notes                         1%
U.S. Government Agencies                   52%
Corporate Bonds                            19%
Municipal Bonds                             2%
Variable/Floating Rate Bonds                2%
Cash Equivalents                            8%

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Wells Fargo Diversified Bond        Lehman Brothers
                  Fund - Institutional Class       Aggregate Bond Index
 5/31/1994                  10,000                       10,000
 6/30/1994                   9,999                        9,978
 7/31/1994                  10,112                       10,176
 8/31/1994                  10,110                       10,189
 9/30/1994                  10,055                       10,039
10/31/1994                  10,028                       10,030
11/30/1994                  10,001                       10,008
12/31/1994                  10,053                       10,077
 1/31/1995                  10,160                       10,276
 2/28/1995                  10,304                       10,520
 3/31/1995                  10,371                       10,585
 4/30/1995                  10,455                       10,733
 5/31/1995                  10,714                       11,148
 6/30/1995                  10,818                       11,230
 7/31/1995                  10,826                       11,205
 8/31/1995                  10,913                       11,340
 9/30/1995                  11,009                       11,450
10/31/1995                  11,125                       11,599
11/30/1995                  11,232                       11,773
12/31/1995                  11,329                       11,938
 1/31/1996                  11,397                       12,017
 2/29/1996                  11,247                       11,809
 3/31/1996                  11,170                       11,726
 4/30/1996                  11,123                       11,661
 5/31/1996                  11,149                       11,637
 6/30/1996                  11,256                       11,793
 7/31/1996                  11,282                       11,826
 8/31/1996                  11,273                       11,806
 9/30/1996                  11,427                       12,011
10/31/1996                  11,628                       12,278
11/30/1996                  11,808                       12,488
12/31/1996                  11,718                       12,372
 1/31/1997                  11,732                       12,410
 2/28/1997                  11,736                       12,440
 3/31/1997                  11,598                       12,302
 4/30/1997                  11,750                       12,487
 5/31/1997                  11,843                       12,605
 6/30/1997                  11,972                       12,754
 7/31/1997                  12,379                       13,098
 8/31/1997                  12,171                       12,987
 9/30/1997                  12,398                       13,178
10/31/1997                  12,671                       13,369
11/30/1997                  12,749                       13,431
12/31/1997                  12,916                       13,566
 1/31/1998                  13,123                       13,740
 2/28/1998                  13,074                       13,730
 3/31/1998                  13,099                       13,777
 4/30/1998                  13,153                       13,849
 5/31/1998                  13,310                       13,980
 6/30/1998                  13,483                       14,099
 7/31/1998                  13,468                       14,129
 8/31/1998                  13,847                       14,359
 9/30/1998                  14,197                       14,695
10/31/1998                  14,019                       14,617
11/30/1998                  14,083                       14,700
12/31/1998                  14,091                       14,744
 1/31/1999                  14,176                       14,850
 2/28/1999                  13,842                       14,590
 3/31/1999                  13,911                       14,671
 4/30/1999                  13,953                       14,718
 5/31/1999                  13,863                       14,589
 6/30/1999                  13,826                       14,542
 7/31/1999                  13,810                       14,481
 8/31/1999                  13,794                       14,473
 9/30/1999                  13,906                       14,641
10/31/1999                  13,922                       14,695
11/30/1999                  13,937                       14,694
12/31/1999                  13,924                       14,623
 1/31/2000                  13,941                       14,576
 2/29/2000                  14,196                       14,752
 3/31/2000                  14,503                       14,946
 4/30/2000                  14,384                       14,903
 5/31/2000                  14,310                       14,896
 6/30/2000                  14,611                       15,206
 7/31/2000                  14,769                       15,345
 8/31/2000                  15,008                       15,567
 9/30/2000                  15,008                       15,665
10/31/2000                  15,127                       15,769
11/30/2000                  15,430                       16,027
12/31/2000                  15,767                       16,325
 1/31/2001                  15,907                       16,593
 2/28/2001                  16,074                       16,737
 3/31/2001                  16,080                       16,821
 4/30/2001                  15,906                       16,751
 5/31/2001                  15,990                       16,851
 6/30/2001                  16,046                       16,915
 7/31/2001                  16,346                       17,294
 8/31/2001                  16,523                       17,493
 9/30/2001                  16,618                       17,697
10/31/2001                  16,963                       18,067
11/30/2001                  16,631                       17,818
12/31/2001                  16,571                       17,704
 1/31/2002                  16,689                       17,847
 2/28/2002                  16,845                       18,021
 3/31/2002                  16,491                       17,721
 4/30/2002                  16,758                       18,065
 5/31/2002                  16,860                       18,219
 6/30/2002                  16,960                       18,376
 7/31/2002                  17,127                       18,598
 8/31/2002                  17,290                       18,912
 9/30/2002                  17,504                       19,218
10/31/2002                  17,361                       19,131
11/30/2002                  17,320                       19,126
12/31/2002                  17,587                       19,521
 1/31/2003                  17,596                       19,538
 2/28/2003                  17,811                       19,808
 3/31/2003                  17,735                       19,793
 4/30/2003                  17,869                       19,956
 5/31/2003                  18,228                       20,327
 6/30/2003                  18,173                       20,286
 7/31/2003                  17,781                       19,605
 8/31/2003                  17,839                       19,734
 9/30/2003                  18,182                       20,257
10/31/2003                  18,093                       20,069
11/30/2003                  18,147                       20,117
12/31/2003                  18,278                       20,322
 1/31/2004                  18,402                       20,485
 2/29/2004                  18,578                       20,707
 3/31/2004                  18,719                       20,862
 4/30/2004                  18,311                       20,320
 5/31/2004                  18,245                       20,238


(3) Portfolio characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change. See Notes to Financial Statements for a discussion of the master portfolios.

(8) The chart compares the performance of the Wells Fargo Diversified Bond Fund Institutional Class shares for the most recent ten years with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo High Yield Bond Fund (the Fund) seeks total return with a high level of current income.

ADVISER                                              SUB-ADVISER
    Wells Fargo Funds Management, LLC                    Sutter Advisors LLC

FUND MANAGERS                                        INCEPTION DATE
    Roger Wittlin                                        11/29/02
    Philip Susser

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 9.24%1 for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Merrill Lynch High Yield Master II Index2, which returned 11.68% over the same period. The Fund's Class A shares distributed $0.74 per share in dividend income and $0.02 per share in capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Most of the Fund's return was achieved in the first half of the period, as the high yield market continued to rally from the lows of 2002. Low risk aversion, a rebounding economy and demand for higher yielding assets prompted massive flows into the high yield market. The best performing sectors in 2003 were cable, telecommunications, airline and utilities, where the bonds rebounded dramatically from low and, in many cases, distressed levels. The lowest rated segment of the market rose nearly 80% in 2003. As thoughts of an economic recovery quickly turned into fears of inflation and rate hikes, the rise in the yield came to a quick halt. That theme has since changed and we believe, once again, that credit analysis and the avoidance of defaults may determine good performance going forward. The Fund's underweight position in once high-flying sectors (such as telecommunication and cable) and lower-rated bonds, in general, helped the Fund's performance in the final months of the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund was positioned slightly defensively beginning in January of 2004. We increased the Fund's exposure to floating-rate paper, seeking to cushion performance should the Federal Reserve Board raise interest rates. In addition, the Fund's positions in sectors heavily impacted by commodity prices, oil prices and interest rates were scrutinized, and in many cases reduced.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Given the strong economic news and declining default rates, we believe high yield spreads may remain on the low end of the historic range with spread fluctuations driven largely by short-term supply and demand factors. We believe high yield securities may continue to outperform the rest of the fixed income markets over the next 12 months though bond prices may do no more than stay at current levels. We further expect that the majority of the Fund's total return may be in the form of coupon payments.

      We have gradually positioned the Fund defensively and we have been more actively buying shorter-dated issues at or above their call price. If interest rates rise, as we expect, we believe those shorter-dated issues are likely to be called and the Fund should be positioned to reinvest the proceeds in higher yielding issues at a future date.

      Investments in lower-rated higher yielding corporate bonds are subject to additional risks because they tend to be more sensitive to economic conditions and, during sustained periods of rising interest rates, may experience interest and/or principal defaults. Investing in foreign debt obligations entails additional risks, including those related to regulatory, market or economic developments, foreign taxation and less stringent investor protection and disclosure standards.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo High Yield Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

(2) The Merrill Lynch High Yield Master II Index is an unmanaged index of below investment-grade domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating of BB/Ba or lower, but are not in default. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                       Including Sales Charge     Excluding Sales Charge
                                                       ----------------------     ----------------------
                                                       1-Year    Life of Fund     1-Year    Life of Fund
--------------------------------------------------------------------------------------------------------
    Wells Fargo High Yield Bond Fund - Class A          4.33         6.53          9.24         9.84
--------------------------------------------------------------------------------------------------------
    Wells Fargo High Yield Bond Fund - Class B          3.43         6.49          8.43         9.06
--------------------------------------------------------------------------------------------------------
    Wells Fargo High Yield Bond Fund - Class C          7.42         9.10          8.42         9.10
--------------------------------------------------------------------------------------------------------
    Benchmark
--------------------------------------------------------------------------------------------------------
      Merrill Lynch High Yield Master II Index(2)                                 11.68        19.05
--------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CDSC IS 1.00%. EFFECTIVE FEBRUARY 1, 2004, THE 1.00% FRONT-END SALES CHARGE FOR CLASS C SHARES WAS ELIMINATED. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
-----------------------------------------------------------------------
    Portfolio Turnover                                              39%
-----------------------------------------------------------------------
    Average Credit Quality(4)                                        B
-----------------------------------------------------------------------
    Weighted Average Coupon                                       8.17%
-----------------------------------------------------------------------
    Estimated Weighted Average Maturity                     6.00 years
-----------------------------------------------------------------------
    Estimated Average Duration                              4.50 years
-----------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C)                           $10.45, $10.45, $10.46
-----------------------------------------------------------------------
    Distribution Rate(5) (Class A, B, C)            7.13%, 6.71%, 6.70%
-----------------------------------------------------------------------
    SEC Yield(6) (Class A, B, C)                    6.82%, 6.39%, 6.38%
-----------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                    90%
Cash Equivalent                     3%
Real Estate Investment              4%
Repurchase Agreement                3%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Wells Fargo High          Merrill Lynch High Yield
                  Yield Bond Fund - Class A          Master II Index
11/29/2002                 9,550                         10,000
11/30/2002                 9,550                         10,005
12/31/2002                 9,520                         10,151
1/31/2003                  9,530                         10,456
2/28/2003                  9,553                         10,596
3/31/2003                  9,610                         10,876
4/30/2003                 10,022                         11,508
5/31/2003                 10,065                         11,638
6/30/2003                 10,312                         11,966
7/31/2003                 10,207                         11,803
8/31/2003                 10,290                         11,948
9/30/2003                 10,541                         12,278
10/31/2003                10,640                         12,532
11/30/2003                10,723                         12,700
12/31/2003                10,941                         13,008
1/31/2004                 11,045                         13,214
2/29/2004                 11,073                         13,197
3/31/2004                 11,147                         13,291
4/30/2004                 11,136                         13,203
5/31/2004                 10,996                         12,996


(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo High Yield Bond Fund Class A shares for the life of the Fund with the Merrill Lynch High Yield Master II Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Income Fund (the Fund) seeks current income and total return.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Robert N. Daviduk, CFA                  6/9/87

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.53)%(1) for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index,(2) which returned (0.44)% during the period. The Fund's Class A shares distributed $0.43 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Over the 12-month period ended May 31, 2004, credit sectors provided generous excess returns as compared to U.S. Treasury bonds, although these sectors hurt performance late in the period. BBB-rated corporate credit performed very well over the period. This performance helped the Fund as it had an overweight position in BBB-rated corporate bonds.

      Mortgage durations lengthened as interest rates increased. The Fund benefited by holding more defensive mortgages in an effort to reduce duration extension and underperformance in the face of higher rates. Commercial mortgage-backed and other asset-backed securities enjoyed positive performance and remained higher yielding alternatives to agency debt securities.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The duration of the Fund was short, hurting performance as rates rallied from August 2003 to March 2004. However, this position could benefit the Fund if the Federal Reserve Board (the Fed) begins to tighten the monetary policy. During the period, the Fund increased its exposure to corporate bonds, asset-backed securities and commercial mortgage-backed securities. Corporate bonds were attractive relative to U.S. Treasury securities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the Fed may begin a tightening of monetary policy in the near term and interest rates may rise over the next year. We expect the curve to flatten, with short-term rates rising more dramatically than longer-term rates. Although corporate bond spreads may widen in the beginning of this cycle, we believe corporate spreads could benefit from the improving economic expansion and tighten to be narrower than the levels at fiscal year-end.

      Investments in lower-rated higher yielding corporate bonds are subject to additional risks because they tend to be more sensitive to economic conditions and, during sustained periods of rising interest rates, may experience interest and/or principal defaults.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Income Fund.

(1) The Fund's adviser waives its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund and waives additional fees and/or reimburses additional expenses to the extent necessary to ensure that there will be no increase in the Fund's net operating expense ratio. The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Income Fund (the accounting survivor of a merger of the Norwest Advantage Income, Total Return Bond and Performa Strategic Value Bond Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage and Performa Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class B shares for periods prior to August 5, 1993, reflects performance of the Class A shares, adjusted for Class B sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to August 2, 1993, reflects performance of the Class A shares, adjusted for Institutional class expenses.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                         Including Sales Charge         Excluding Sales Charge
                                                       --------------------------     --------------------------
                                                       1-Year   5-Year    10-Year     1-Year   5-Year    10-Year
    Wells Fargo Income Fund - Class A                  (5.01)    4.55      5.55       (0.53)    5.52      6.04
----------------------------------------------------------------------------------------------------------------
    Wells Fargo Income Fund - Class B                  (6.27)    4.42      5.25       (1.27)    4.76      5.25
----------------------------------------------------------------------------------------------------------------
    Wells Fargo Income Fund - Institutional Class      (0.28)    5.76      6.16
----------------------------------------------------------------------------------------------------------------
    Benchmark
----------------------------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index(2)                                         (0.44)    6.76      7.30
----------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
----------------------------------------------------------------------
    Portfolio Turnover                                            176%
----------------------------------------------------------------------
    Average Credit Quality(4)                                     AA2
----------------------------------------------------------------------
    Weighted Average Coupon                                      4.90%
----------------------------------------------------------------------
    Estimated Weighted Average Life                        5.20 years
----------------------------------------------------------------------
    Estimated Average Duration                             3.03 years
----------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, I)         $9.38, $9.37, $9.37
----------------------------------------------------------------------
    Distribution Rate5 (Class A, B, I)             4.05%, 3.49%, 4.49%
----------------------------------------------------------------------
    SEC Yield(6) (Class A, B, I)                   3.67%, 3.10%, 4.10%
----------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                     5%
Collateralized Mortgage Securities          9%
Cash equivalents                            1%
U.S. Treasury Notes                         5%
Real Estate Investment                      1%
U.S. Government Agencies                   15%
Foreign Government Bonds                    1%
Corporate Bonds                            59%
Variable & Floating Rate Bonds              4%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Wells Fargo Income   Wells Fargo Income Fund     Lehman Brothers
               Fund - Class A      - Institutional Class    Aggregate Bond Index
 5/31/1994          9,550                 10,000                  10,000
 6/30/1994          9,515                  9,963                   9,978
 7/31/1994          9,639                 10,094                  10,176
 8/31/1994          9,655                 10,110                  10,189
 9/30/1994          9,490                  9,937                  10,039
10/31/1994          9,463                  9,909                  10,030
11/30/1994          9,335                  9,774                  10,008
12/31/1994          9,396                  9,838                  10,077
 1/31/1995          9,543                  9,992                  10,276
 2/28/1995          9,754                 10,213                  10,520
 3/31/1995          9,815                 10,277                  10,585
 4/30/1995          9,984                 10,454                  10,733
 5/31/1995         10,361                 10,849                  11,148
 6/30/1995         10,409                 10,888                  11,230
 7/31/1995         10,364                 10,852                  11,205
 8/31/1995         10,497                 10,992                  11,340
 9/30/1995         10,599                 11,098                  11,450
10/31/1995         10,731                 11,236                  11,599
11/30/1995         10,867                 11,379                  11,773
12/31/1995         11,026                 11,546                  11,938
 1/31/1996         11,080                 11,602                  12,017
 2/29/1996         10,841                 11,352                  11,809
 3/31/1996         10,750                 11,257                  11,726
 4/30/1996         10,658                 11,160                  11,661
 5/31/1996         10,629                 11,129                  11,637
 6/30/1996         10,763                 11,270                  11,793
 7/31/1996         10,789                 11,297                  11,826
 8/31/1996         10,752                 11,258                  11,806
 9/30/1996         10,927                 11,454                  12,011
10/31/1996         11,175                 11,702                  12,278
11/30/1996         11,366                 11,902                  12,488
12/31/1996         11,236                 11,766                  12,372
 1/31/1997         11,251                 11,781                  12,410
 2/28/1997         11,250                 11,793                  12,440
 3/31/1997         11,093                 11,615                  12,302
 4/30/1997         11,263                 11,793                  12,487
 5/31/1997         11,351                 11,898                  12,605
 6/30/1997         11,498                 12,039                  12,754
 7/31/1997         11,931                 12,493                  13,098
 8/31/1997         11,734                 12,287                  12,987
 9/30/1997         11,958                 12,521                  13,178
10/31/1997         12,184                 12,759                  13,369
11/30/1997         12,248                 12,825                  13,431
12/31/1997         12,389                 12,973                  13,566
 1/31/1998         12,581                 13,174                  13,740
 2/28/1998         12,515                 13,105                  13,730
 3/31/1998         12,543                 13,135                  13,777
 4/30/1998         12,595                 13,189                  13,849
 5/31/1998         12,766                 13,368                  13,980
 6/30/1998         12,895                 13,503                  14,099
 7/31/1998         12,896                 13,504                  14,129
 8/31/1998         13,134                 13,753                  14,359
 9/30/1998         13,503                 14,141                  14,695
10/31/1998         13,370                 14,001                  14,617
11/30/1998         13,461                 14,097                  14,700
12/31/1998         13,501                 14,138                  14,744
 1/31/1999         13,593                 14,249                  14,850
 2/28/1999         13,193                 13,815                  14,590
 3/31/1999         13,289                 13,916                  14,671
 4/30/1999         13,301                 13,943                  14,718
 5/31/1999         13,124                 13,743                  14,589
 6/30/1999         13,025                 13,639                  14,542
 7/31/1999         12,984                 13,596                  14,481
 8/31/1999         12,930                 13,539                  14,473
 9/30/1999         13,042                 13,657                  14,641
10/31/1999         13,058                 13,688                  14,695
11/30/1999         13,057                 13,674                  14,694
12/31/1999         12,970                 13,586                  14,623
 1/31/2000         12,940                 13,558                  14,576
 2/29/2000         13,096                 13,739                  14,752
 3/31/2000         13,330                 13,972                  14,946
 4/30/2000         13,210                 13,849                  14,903
 5/31/2000         13,093                 13,729                  14,896
 6/30/2000         13,387                 14,040                  15,206
 7/31/2000         13,520                 14,182                  15,345
 8/31/2000         13,728                 14,404                  15,567
 9/30/2000         13,739                 14,418                  15,665
10/31/2000         13,812                 14,499                  15,769
11/30/2000         14,081                 14,784                  16,027
12/31/2000         14,384                 15,105                  16,325
 1/31/2001         14,565                 15,298                  16,593
 2/28/2001         14,725                 15,470                  16,737
 3/31/2001         14,783                 15,534                  16,821
 4/30/2001         14,606                 15,351                  16,751
 5/31/2001         14,665                 15,417                  16,851
 6/30/2001         14,738                 15,496                  16,915
 7/31/2001         15,128                 15,910                  17,294
 8/31/2001         15,312                 16,107                  17,493
 9/30/2001         15,478                 16,285                  17,697
10/31/2001         15,873                 16,704                  18,067
11/30/2001         15,493                 16,307                  17,818
12/31/2001         15,339                 16,148                  17,704
 1/31/2002         15,445                 16,264                  17,847
 2/28/2002         15,548                 16,375                  18,021
 3/31/2002         15,196                 16,008                  17,721
 4/30/2002         15,469                 16,299                  18,065
 5/31/2002         15,580                 16,419                  18,219
 6/30/2002         15,671                 16,518                  18,376
 7/31/2002         15,797                 16,655                  18,598
 8/31/2002         16,138                 17,018                  18,912
 9/30/2002         16,494                 17,397                  19,218
10/31/2002         16,239                 17,132                  19,131
11/30/2002         16,148                 17,021                  19,126
12/31/2002         16,511                 17,426                  19,521
 1/31/2003         16,492                 17,410                  19,538
 2/28/2003         16,730                 17,664                  19,808
 3/31/2003         16,744                 17,684                  19,793
 4/30/2003         16,933                 17,887                  19,956
 5/31/2003         17,261                 18,238                  20,327
 6/30/2003         17,236                 18,215                  20,286
 7/31/2003         16,686                 17,637                  19,605
 8/31/2003         16,785                 17,727                  19,734
 9/30/2003         17,181                 18,169                  20,257
10/31/2003         17,050                 18,016                  20,069
11/30/2003         17,097                 18,088                  20,117
12/31/2003         17,273                 18,279                  20,322
 1/31/2004         17,408                 18,425                  20,485
 2/29/2004         17,578                 18,610                  20,707
 3/31/2004         17,735                 18,780                  20,862
 4/30/2004         17,290                 18,312                  20,320
 5/31/2004         17,169                 18,187                  20,238

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO INCOME PLUS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Income Plus Fund (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Robert N. Daviduk, CFA                  7/13/98

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.43%1 for the 12-month period ended May 31, 2004, excluding sales charges, outperforming the Lehman Brothers Aggregate Bond Index,2 which returned (0.44)% during the period. The Fund's Class A shares distributed $0.63 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The high yield segment of the Fund's portfolio provided strong returns for the year. The strongest performance came from the higher quality consumer products and financial sectors. During the period, the Fund remained overweight in the high yield sector.

      The non-U.S. dollar sovereign portion of the Fund's portfolio provided comparably good returns for the year as falling global interest rates produced positive returns. The Fund continues to own sovereign debt in highly rated investment grade countries such as Germany, Great Britain and New Zealand.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The investment grade portion of the Fund's portfolio provided strong positive returns for the year as corporate spreads narrowed. The Fund continued to be overweight in corporate securities during the period, with strong performance coming from the financial, telecommunications, and sovereign sectors. The Fund's portfolio turnover rate was impacted by relative value trading, which occurs when one or more bonds become expensive as compared to other comparable investments and are sold for more attractive investment opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Going forward, we expect to maintain a modest allocation toward U.S. Treasury bonds. The Fund's portfolio will remain overweight in its corporate exposure which may increase if opportunities arise. We will continue to search for issues from the BBB-rated sector as they are expected to perform well and are somewhat less sensitive to swaps. The mortgage-backed securities and government agency sectors will remain underweight to better deploy the assets in the more attractive corporate sector. Duration will remain short of the benchmark in light of our view that the economic recovery may gain strength as the year progresses.

      Investments in lower-rated higher-yielding corporate bonds are subject to additional risks because they tend to be more sensitive to economic conditions and, during sustained periods of rising interest rates, may experience interest and/or principal default. Investing in foreign debt obligations entails additional risks, including those related to regulatory, market or economic developments, foreign taxation and less stringent investor protection and disclosure standards.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Income Plus Fund.

(1) The Fund's adviser waives its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund and waives additional fees and/or reimburses additional expenses to the extent necessary to ensure that there will be no increase in the Fund's net operating expense ratio. The Fund's Adviser also has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B and Class C shares of the Wells Fargo Income Plus Fund prior to November 8, 1999, reflects performance of the Class A, Class B and Class C shares of the Stagecoach Strategic Income Fund, its predecessor fund. Effective at close of business November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                       Including Sales Charge         Excluding Sales Charge
                                                     ---------------------------    --------------------------
                                                                          Life                          Life
                                                     1-Year    5-Year    of Fund    1-Year    5-Year   of Fund
    Wells Fargo Income Plus Fund - Class A           (3.11)     3.51      3.52       1.43      4.46     4.34
--------------------------------------------------------------------------------------------------------------
    Wells Fargo Income Plus Fund - Class B           (4.32)     3.32      3.42       0.68      3.67     3.56
--------------------------------------------------------------------------------------------------------------
    Wells Fargo Income Plus Fund - Class C           (0.32)     3.67      3.56       0.68      3.67     3.56
--------------------------------------------------------------------------------------------------------------
    Benchmark
--------------------------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index(2)                                       (0.44)     6.76     6.30
--------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CDSC IS 1.00%. EFFECTIVE FEBRUARY 1, 2004, THE 1.00% FRONT-END SALES CHARGE FOR CLASS C SHARES WAS ELIMINATED. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
-----------------------------------------------------------------------
    Portfolio Turnover                                             185%
-----------------------------------------------------------------------
    Average Credit Quality(4)                                       A1
-----------------------------------------------------------------------
    Weighted Average Coupon                                       5.99%
-----------------------------------------------------------------------
    Estimated Weighted Average Maturity                     5.49 years
-----------------------------------------------------------------------
    Estimated Average Duration                              3.52 years
-----------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A,  B, C)                          $10.84, $10.84, $10.84
-----------------------------------------------------------------------
    Distribution Rate(5) (Class A, B, C)            4.98%, 4.47%, 4.47%
-----------------------------------------------------------------------
    SEC Yield(6) (Class A, B, C)                    4.46%, 3.91%, 3.92%
-----------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                     4%
Collateralized Mortgage Securities          5%
U.S. Treasury Notes                         1%
U.S. Government Agencies                    1%
Foreign Government Bonds                    8%
Corporate Bonds                            77%
Variable/Floating Rate Bonds                3%
Cash Equivalents                            1%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Wells Fargo Income            Lehman Brothers
                      Plus Fund - Class A         Aggregate Bond Index
 7/13/1998                   9,549                       10,000
 7/31/1998                   9,512                       10,062
 8/31/1998                   9,382                       10,226
 9/30/1998                   9,709                       10,465
10/31/1998                   9,637                       10,410
11/30/1998                   9,844                       10,469
12/31/1998                   9,883                       10,500
 1/31/1999                   9,945                       10,575
 2/28/1999                   9,764                       10,391
 3/31/1999                   9,810                       10,448
 4/30/1999                   9,976                       10,481
 5/31/1999                   9,855                       10,389
 6/30/1999                   9,790                       10,356
 7/31/1999                   9,717                       10,312
 8/31/1999                   9,594                       10,307
 9/30/1999                   9,649                       10,427
10/31/1999                   9,502                       10,465
11/30/1999                   9,519                       10,464
12/31/1999                   9,539                       10,414
 1/31/2000                   9,415                       10,380
 2/29/2000                   9,482                       10,505
 3/31/2000                   9,444                       10,644
 4/30/2000                   9,387                       10,613
 5/31/2000                   9,246                       10,608
 6/30/2000                   9,435                       10,829
 7/31/2000                   9,567                       10,928
 8/31/2000                   9,627                       11,086
 9/30/2000                   9,651                       11,156
10/31/2000                   9,546                       11,230
11/30/2000                   9,600                       11,414
12/31/2000                   9,803                       11,626
 1/31/2001                  10,066                       11,817
 2/28/2001                  10,149                       11,920
 3/31/2001                  10,136                       11,979
 4/30/2001                  10,103                       11,929
 5/31/2001                  10,176                       12,000
 6/30/2001                  10,181                       12,046
 7/31/2001                  10,368                       12,316
 8/31/2001                  10,490                       12,457
 9/30/2001                  10,399                       12,603
10/31/2001                  10,677                       12,867
11/30/2001                  10,653                       12,689
12/31/2001                  10,564                       12,608
 1/31/2002                  10,624                       12,710
 2/28/2002                  10,643                       12,833
 3/31/2002                  10,598                       12,620
 4/30/2002                  10,750                       12,865
 5/31/2002                  10,835                       12,974
 6/30/2002                  10,768                       13,087
 7/31/2002                  10,711                       13,244
 8/31/2002                  10,910                       13,468
 9/30/2002                  11,028                       13,686
10/31/2002                  10,975                       13,624
11/30/2002                  11,150                       13,620
12/31/2002                  11,339                       13,902
 1/31/2003                  11,401                       13,914
 2/28/2003                  11,563                       14,106
 3/31/2003                  11,635                       14,095
 4/30/2003                  11,867                       14,212
 5/31/2003                  12,084                       14,476
 6/30/2003                  12,119                       14,447
 7/31/2003                  11,786                       13,961
 8/31/2003                  11,858                       14,054
 9/30/2003                  12,113                       14,426
10/31/2003                  12,095                       14,292
11/30/2003                  12,128                       14,326
12/31/2003                  12,292                       14,472
 1/31/2004                  12,381                       14,588
 2/29/2004                  12,488                       14,746
 3/31/2004                  12,589                       14,857
 4/30/2004                  12,395                       14,471
 5/31/2004                  12,258                       14,413


(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Income Plus Fund Class A shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO INFLATION-PROTECTED BOND FUND(SM)

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Inflation-Protected Bond Fund (the Fund) seeks total return while providing protection against inflation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Robert N. Daviduk, CFA                  2/28/03

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.65%1 for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index,2 which returned 2.76% during the period. The Fund's Class A shares distributed $0.23 per share in dividend income and $0.03 in capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance benefited from a broad distribution along the Treasury Inflation Protected Securities (TIPS) yield curve. Factors such as an increase in oil prices and other commodities and investor concerns over inflation benefited TIPS in general and helped them outperform traditional U.S. Treasury securities. The Fund's duration was shorter than its benchmark, which means that the portfolio's bond prices were less sensitive to changes in interest rates. This caused a drag on performance when interest rates dropped.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We believe that the economic recovery may continue throughout this calendar year. With expectations of higher interest rates, we believe a short duration strategy is appropriate for the Fund. Thus, we added to the Fund's modest short duration position in May 2004, primarily to both ends of the TIPS yield curve. In a rising interest-rate environment, the TIPS yield curve tends to flatten in the short-end. We are maintaining a short duration position on the long end of the TIPS yield curve because we believe much of the anticipated increase in inflation is currently priced into the market.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the Federal Reserve Board may begin to tighten the monetary policy in the near term by raising interest rates in the later part of 2004. This could cause the TIPS real yields to move higher, thereby resulting in declining prices. We believe the TIPS curve may flatten, with short-term interest rates rising more dramatically than longer-term interest rates. Given that scenario, we believe a short-duration strategy is optimal.

      An investment in the Wells Fargo Inflation-Protected Bond Fund is subject to greater risk than an investment in a mutual fund investing in traditional debt securities. Inflation-protected debt securities are subject to greater interest rate risk if interest rates rise in a low inflation environment.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Inflation-Protected Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

(2) The Lehman Brothers U.S. Treasury Inflation Notes Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                      Including Sales Charge      Excluding Sales Charge
                                                                     ------------------------     ----------------------
                                                                     1-Year      Life of Fund     1-Year    Life of Fund
------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Inflation-Protected Bond Fund - Class A              (2.92)         (0.06)         1.65         3.69
------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Inflation-Protected Bond Fund - Class B              (4.11)         (0.34)         0.89         2.84
------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Inflation-Protected Bond Fund - Class C              (0.01)         (2.92)         0.99         2.92
------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Inflation-Protected Bond Fund - Institutional Class                                1.91         3.87
------------------------------------------------------------------------------------------------------------------------
    Benchmark
------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Treasury Inflation Notes Index(2)                                       2.76         4.46
------------------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CDSC IS 1.00%. EFFECTIVE FEBRUARY 1, 2004, THE 1.00% FRONT-END SALES CHARGE FOR CLASS C SHARES WAS ELIMINATED. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
-------------------------------------------------------------------------
    Portfolio Turnover                                               155%
-------------------------------------------------------------------------
    Average Credit Quality(4)                                        AAA
-------------------------------------------------------------------------
    Weighted Average Coupon                                         2.91%
-------------------------------------------------------------------------
    Estimated Weighted Average Maturity                         10 years
-------------------------------------------------------------------------
    Estimated Average Duration                                5.46 years
-------------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C, I)                  $10.04, $10.03, $10.04, $10.03
-------------------------------------------------------------------------
    Distribution Rate
      (Class A, B, C, I)(5)                    2.57%, 1.96%, 1.95%, 2.94%
-------------------------------------------------------------------------
    SEC Yield (Class A, B, C, I)(6)            2.84%, 2.24%, 2.24%, 3.22%

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Securities          1%
U.S. Treasury Bonds                        24%
U.S. Treasury Notes                        67%
U.S. Government Agencies                    3%
Cash Equivalents                            5%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

           Wells Fargo Inflation-   Wells Fargo Inflation-  Lehman Brothers U.S.
           Protected Bond Fund -    Protected Bond Fund -    Treasury Inflation
                 Class A             Institutional Class        Notes Index

 2/28/2003         9,550                    10,000                  10,000
 3/31/2003         9,442                     9,879                   9,838
 4/30/2003         9,402                     9,849                   9,812
 5/31/2003         9,831                    10,290                  10,278
 6/30/2003         9,737                    10,204                  10,173
 7/31/2003         9,284                     9,721                   9,703
 8/31/2003         9,443                     9,891                   9,876
 9/30/2003         9,749                    10,213                  10,203
10/31/2003         9,782                    10,251                  10,259
11/30/2003         9,785                    10,255                  10,266
12/31/2003         9,876                    10,353                  10,370
 1/31/2004         9,976                    10,461                  10,490
 2/29/2004        10,202                    10,700                  10,732
 3/31/2004        10,340                    10,847                  10,904
 4/30/2004         9,831                    10,315                  10,374
 5/31/2004         9,993                    10,487                  10,560

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Inflation-Protected Bond Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers U.S. Treasury Inflation Notes Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Intermediate Government Income Fund (the Fund) seeks current income, consistent with safety of principal.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Robert N. Daviduk, CFA                  12/31/82

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (2.10)%(1) for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers Intermediate U.S. Government Index,(2) which returned (0.89)% for the period. The Fund's Class A shares distributed $0.52 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Fund performance was hurt by holdings of both mortgage-backed securities and U.S. agency notes. The Lehman Brothers Mortgage Index calculated that the fixed-rate mortgage market lost 0.55% in excess return as compared to similar duration U.S. Treasury bonds over the reporting period. The reporting period was a time of extreme interest rate volatility and high home mortgage refinancing, both causing volatility in the mortgage-backed securities markets.

      The Lehman Brothers Agency Index lost 0.35% as compared to similar duration U.S. Treasury bonds, with Fannie Mae, Freddie Mac and the Federal Home Loan Bank all suffering from continuous negative press over accounting, regulatory and management issues.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Seeking to add additional yield, we increased the Fund's holdings in the other allowable asset classes that provide a spread over U.S. Treasury bonds, including U.S. agency note holdings. We also built up the two new sectors we added to the Fund's portfolio just prior to the start of the fiscal year, commercial mortgage-backed securities and other asset-backed securities. We funded these purchases with the sale of U.S. Treasury notes, dropping the weighting of that sector. The mortgage sector weighting was left unchanged.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that interest rates may continue their upward climb as the economy continues to improve and the Federal Reserve Board begins raising interest rates. Over the 12-month period, we shortened our duration from about
3.5 years at the beginning to about 3 years by the fiscal year-end. We have purchased, and plan to continue to purchase, mortgage-backed securities with less extension risk, such as hybrid adjustable rate mortgages and ten- and twenty-year pass through securities.

      The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Intermediate Government Income Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A and Class B shares of the Wells Fargo Intermediate Government Income Fund for periods prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund (the accounting survivor of a merger of the Norwest Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage Funds and Stagecoach Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to May 2, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class A shares sales charges and expenses. Performance shown for the Class B shares of the Fund prior to May 17, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares of the Fund for periods prior to November 8, 1999, reflects performance of the Class B shares of the predecessor fund adjusted for Class C sales charges and expenses. Performance of the Institutional Class shares of the Fund, prior to November 11, 1994, reflects the performance of a collective investment fund adjusted to reflect Institutional Class expenses. Wells Fargo Bank, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The performance of the Fund includes performance of its predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of expense ratios for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 ("1940 Act") nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code which, if applicable, may have adversely affected the performance results.

(2) The Lehman Brothers Intermediate U.S. Government Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                              Including Sales Charge        Excluding Sales Charge
                                                                            --------------------------    --------------------------
                                                                            1-Year    5-Year    10-Year   1-Year    5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Intermediate Government Income Fund - Class A               (6.50)     4.52      5.50     (2.10)     5.49     5.99
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Intermediate Government Income Fund - Class B               (7.76)     4.36      5.20     (2.76)     4.69     5.20
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Intermediate Government Income Fund - Class C               (3.85)     4.68      5.19     (2.85)     4.68     5.19
------------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Intermediate Government Income Fund - Institutional Class                                 (1.77)     5.73     6.12
------------------------------------------------------------------------------------------------------------------------------------
    Benchmark
------------------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers Intermediate U.S. Government Index(2)                                               (0.89)     6.23     6.54

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CDSC IS 1.00%. EFFECTIVE FEBRUARY 1, 2004, THE 1.00% FRONT-END SALES CHARGES FOR CLASS C SHARES WAS ELIMINATED. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------
    Portfolio Turnover                                                178%
--------------------------------------------------------------------------
    Average Credit Quality(4)                                         AAA
--------------------------------------------------------------------------
    Weighted Average Coupon                                          4.74%
--------------------------------------------------------------------------
    Estimated Weighted Average Maturity                        5.20 years
--------------------------------------------------------------------------
    Estimated Average Duration                                 2.96 years
--------------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C, I)                   $10.94, $10.93, $10.90, $10.94
--------------------------------------------------------------------------
    Distribution Rate(5)
      (Class A, B, C, I)                        3.32%, 2.79%, 2.79%, 3.71%
--------------------------------------------------------------------------
    SEC Yield(6) (Class A, B, C, I)             2.81%, 2.19%, 2.19%, 3.19%
--------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                  10%
Collateralized Mortgage Securities        8%
U.S. Treasury Bonds                       1%
U.S. Treasury Notes                       8%
U.S. Government Agencies                 71%
Variable/Floating Rate Bonds              1%
Cash Equivalents                          1%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              Wells Fargo Intermediate   Wells Fargo Intermediate   Lehman Brothers
              Government Income Fund -   Government Income Fund -   Intermediate U.S.
                      Class A              Institutional Class      Government Index
 5/31/1994              9,550                    10,000                 10,000
 6/30/1994              9,497                     9,945                 10,002
 7/31/1994              9,653                    10,107                 10,133
 8/31/1994              9,621                    10,074                 10,163
 9/30/1994              9,560                    10,011                 10,079
10/31/1994              9,559                    10,010                 10,081
11/30/1994              9,537                     9,987                 10,036
12/31/1994              9,571                    10,023                 10,069
 1/31/1995              9,686                    10,143                 10,233
 2/28/1995              9,892                    10,359                 10,430
 3/31/1995              9,956                    10,425                 10,487
 4/30/1995             10,076                    10,551                 10,609
 5/31/1995             10,350                    10,839                 10,908
 6/30/1995             10,424                    10,916                 10,977
 7/31/1995             10,392                    10,882                 10,983
 8/31/1995             10,471                    10,965                 11,073
 9/30/1995             10,532                    11,029                 11,148
10/31/1995             10,641                    11,143                 11,270
11/30/1995             10,774                    11,283                 11,407
12/31/1995             10,887                    11,400                 11,520
 1/31/1996             10,974                    11,491                 11,617
 2/29/1996             10,836                    11,347                 11,494
 3/31/1996             10,764                    11,272                 11,442
 4/30/1996             10,726                    11,232                 11,408
 5/31/1996             10,704                    11,209                 11,402
 6/30/1996             10,798                    11,318                 11,518
 7/31/1996             10,832                    11,343                 11,554
 8/31/1996             10,807                    11,317                 11,567
 9/30/1996             10,968                    11,485                 11,717
10/31/1996             11,175                    11,713                 11,909
11/30/1996             11,354                    11,890                 12,053
12/31/1996             11,228                    11,757                 11,988
 1/31/1997             11,273                    11,805                 12,034
 2/28/1997             11,269                    11,811                 12,053
 3/31/1997             11,152                    11,678                 11,985
 4/30/1997             11,298                    11,831                 12,120
 5/31/1997             11,386                    11,923                 12,214
 6/30/1997             11,495                    12,048                 12,319
 7/31/1997             11,813                    12,369                 12,546
 8/31/1997             11,692                    12,243                 12,498
 9/30/1997             11,871                    12,431                 12,634
10/31/1997             12,057                    12,626                 12,781
11/30/1997             12,095                    12,665                 12,809
12/31/1997             12,207                    12,794                 12,913
 1/31/1998             12,408                    12,992                 13,082
 2/28/1998             12,352                    12,946                 13,068
 3/31/1998             12,383                    12,966                 13,109
 4/30/1998             12,429                    13,026                 13,171
 5/31/1998             12,546                    13,138                 13,262
 6/30/1998             12,651                    13,247                 13,351
 7/31/1998             12,674                    13,271                 13,403
 8/31/1998             12,962                    13,572                 13,656
 9/30/1998             13,399                    14,043                 13,975
10/31/1998             13,340                    13,980                 13,998
11/30/1998             13,317                    13,944                 13,955
12/31/1998             13,385                    14,016                 14,009
 1/31/1999             13,435                    14,067                 14,072
 2/28/1999             13,132                    13,763                 13,879
 3/31/1999             13,220                    13,843                 13,971
 4/30/1999             13,251                    13,875                 14,009
 5/31/1999             13,074                    13,703                 13,923
 6/30/1999             13,023                    13,649                 13,943
 7/31/1999             12,986                    13,611                 13,945
 8/31/1999             12,981                    13,592                 13,964
 9/30/1999             13,137                    13,756                 14,084
10/31/1999             13,168                    13,775                 14,112
11/30/1999             13,163                    13,783                 14,122
12/31/1999             13,089                    13,706                 14,077
 1/31/2000             13,022                    13,639                 14,030
 2/29/2000             13,178                    13,804                 14,146
 3/31/2000             13,366                    14,005                 14,308
 4/30/2000             13,330                    13,970                 14,302
 5/31/2000             13,325                    13,969                 14,340
 6/30/2000             13,567                    14,226                 14,568
 7/31/2000             13,673                    14,340                 14,665
 8/31/2000             13,865                    14,544                 14,829
 9/30/2000             13,920                    14,606                 14,958
10/31/2000             14,029                    14,724                 15,061
11/30/2000             14,279                    14,989                 15,282
12/31/2000             14,531                    15,272                 15,551
 1/31/2001             14,665                    15,416                 15,758
 2/28/2001             14,813                    15,574                 15,903
 3/31/2001             14,876                    15,630                 16,018
 4/30/2001             14,745                    15,496                 15,966
 5/31/2001             14,783                    15,541                 16,032
 6/30/2001             14,840                    15,603                 16,083
 7/31/2001             15,163                    15,961                 16,384
 8/31/2001             15,347                    16,145                 16,530
 9/30/2001             15,618                    16,433                 16,882
10/31/2001             15,963                    16,814                 17,197
11/30/2001             15,640                    16,464                 16,993
12/31/2001             15,489                    16,324                 16,864
 1/31/2002             15,592                    16,435                 16,967
 2/28/2002             15,757                    16,598                 17,131
 3/31/2002             15,432                    16,260                 16,831
 4/30/2002             15,746                    16,609                 17,148
 5/31/2002             15,868                    16,727                 17,270
 6/30/2002             16,051                    16,922                 17,485
 7/31/2002             16,324                    17,227                 17,815
 8/31/2002             16,585                    17,489                 18,018
 9/30/2002             16,869                    17,789                 18,328
10/31/2002             16,790                    17,723                 18,316
11/30/2002             16,678                    17,610                 18,171
12/31/2002             16,984                    17,940                 18,506
 1/31/2003             16,947                    17,893                 18,466
 2/28/2003             17,158                    18,125                 18,674
 3/31/2003             17,102                    18,069                 18,678
 4/30/2003             17,169                    18,148                 18,730
 5/31/2003             17,446                    18,432                 19,025
 6/30/2003             17,400                    18,388                 18,994
 7/31/2003             16,856                    17,831                 18,533
 8/31/2003             16,926                    17,909                 18,566
 9/30/2003             17,281                    18,273                 18,969
10/31/2003             17,130                    18,116                 18,783
11/30/2003             17,140                    18,130                 18,785
12/31/2003             17,258                    18,277                 18,931
 1/31/2004             17,346                    18,356                 19,033
 2/29/2004             17,498                    18,521                 19,214
 3/31/2004             17,591                    18,624                 19,349
 4/30/2004             17,185                    18,198                 18,915
 5/31/2004             17,080                    18,106                 18,855

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Intermediate Government Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO LIMITED TERM GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Limited Term Government Income Fund (the Fund) seeks current income, while preserving capital.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Robert N. Daviduk, CFA                  10/27/93

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (1.64)%(1) for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers 1-5 Year U.S. Government Index,(2) which returned 0.05% for the period. The Fund's Class A shares distributed $0.23 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Fund performance was hurt by our holdings of both mortgage-backed securities and U.S. agency notes. The Lehman Brothers Mortgage Index calculated that the fixed-rate mortgage market lost 0.55% in excess return as compared to similar duration U.S. Treasury securities over the reporting period. The reporting period was a time of extreme interest rate volatility and high home mortgage refinances, both causing volatility in the mortgage-backed securities markets.

      The Lehman Brothers Agency Index lost 0.35% as compared to similar duration U.S. Treasury securities, with Fannie Mae, Freddie Mac and the Federal Home Loan Bank all suffering from continuous negative press over accounting, regulatory, and management issues.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Seeking to add additional yield, we increased the Fund's holdings in the other allowable asset classes that provide a spread over U.S. Treasury bonds, including U.S. agency note holdings. We built up the two new sectors we added to the Fund's portfolio just prior to the start of the fiscal year, commercial mortgage-backed securities and other asset-backed securities. We funded these purchases with both mortgage-backed securities and U.S. Treasury note sales. We also reduced holdings within the mortgage-backed securities and U.S. Treasury note sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that interest rates may continue their upward climb as the economy continues to improve and the Federal Reserve Board begins raising interest rates. We managed this Fund with a short duration during the year, around 2.3 to 2.5 years. Thus, we do not anticipate any significant shortening in the near future. Keeping this Fund short has necessitated reducing mortgage-backed securities holdings due to their extension risk in an environment of increasing interest rates. As we replace the normal principal runoff in our mortgage-backed securities portfolio, we plan to continue to purchase mortgage-backed securities with less extension risk, such as hybrid adjustable rate mortgages and ten- and twenty-year pass-through securities.

      The U. S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Limited Term Government Income Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Limited Term Government Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Stagecoach Short-Intermediate U.S. Government Income Fund (the accounting survivor of a merger of the Stagecoach Fund and the Norwest Advantage Limited Term Government Income Fund at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class B shares of the Fund for periods prior to June 15, 1998, reflects the performance of the Fund's Class A shares, adjusted to reflect Class B sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to September 6, 1996, reflects the performance of the Class A shares of the Fund, adjusted to reflect Institutional Class expenses.

(2) The Lehman Brothers 1-5 Year U.S. Government Index is an unmanaged index composed of all publicly issued, non-convertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 4.9 years are included. You cannot invest directly in an index.

      The Fund has selected the Lehman Brothers 1-5 Year U.S. Government Index to replace the Lehman Brothers Intermediate U.S. Government/Credit Index going forward because the former is more representative of the Fund's holdings.

(3) The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. It also contains all publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt in the one- to ten-year range. You cannot invest directly in an index.

(4) Portfolio holdings and characteristics are subject to change.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)

                                                                              Including Sales Charge     Excluding Sales Charge
                                                                            -------------------------   ------------------------
                                                                            1-Year   5-Year   10-Year   1-Year   5-Year  10-Year
--------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Limited Term Government Income Fund - Class A               (6.06)    3.97     4.87     (1.64)    4.93    5.35
--------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Limited Term Government Income Fund - Class B               (7.37)    3.81     4.63     (2.37)    4.15    4.63
--------------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Limited Term Government Income Fund - Institutional Class                               (1.31)    5.21    5.51
--------------------------------------------------------------------------------------------------------------------------------
    Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers 1-5 Year U.S. Government Index(2)                                                  0.05     5.77    6.16
--------------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers Intermediate U.S. Government/Credit Index(3)                                      (0.44)    6.71    6.87
--------------------------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SHOWN SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(4) (AS OF MAY 31, 2004)
---------------------------------------------------------------------
    Portfolio Turnover                                           260%
---------------------------------------------------------------------
    Average Credit Quality(5)                                    AAA
---------------------------------------------------------------------
    Weighted Average Coupon                                     3.87%
---------------------------------------------------------------------
    Estimated Weighted Average Maturity                   4.90 years
---------------------------------------------------------------------
    Estimated Average Duration                            2.48 years
---------------------------------------------------------------------
    Net Asset Value (NAV) (Class A, B, I)      $10.01, $10.01, $9.82
---------------------------------------------------------------------
    Distribution Rate(6) (Class A, B, I)          2.30%, 1.66%, 2.72%
---------------------------------------------------------------------
    SEC Yield(7) (Class A, B, I)                  2.44%, 1.81%, 2.81%
---------------------------------------------------------------------

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                    11%
Collateralized Mortgage Securities          8%
U.S. Treasury Notes                         9%
U.S. Government Agencies                   69%
Corporate Bonds                             1%
Variable/Floating Rate Bonds                1%
Cash                                        1%

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Wells Fargo Limited        Wells Fargo Limited        Lehman Brothers       Lehman Brothers
                  Term Government Income     Term Government Income      Intermediate U.S.         1-5 year
                      Fund - Class A       Fund - Institutional Class   Gov't/Credit Index   US Government Index
 5/31/1994                   9,550               10,000                     10,000               10,000
 6/30/1994                   9,558               10,009                     10,001               10,015
 7/31/1994                   9,616               10,070                     10,145               10,125
 8/31/1994                   9,613               10,066                     10,177               10,157
 9/30/1994                   9,494                9,942                     10,083               10,103
10/31/1994                   9,488                9,935                     10,082               10,115
11/30/1994                   9,432                9,877                     10,036               10,065
12/31/1994                   9,470                9,916                     10,072               10,087
 1/31/1995                   9,619               10,072                     10,241               10,240
 2/28/1995                   9,794               10,256                     10,454               10,413
 3/31/1995                   9,845               10,309                     10,514               10,471
 4/30/1995                   9,929               10,397                     10,644               10,579
 5/31/1995                  10,153               10,631                     10,965               10,821
 6/30/1995                  10,212               10,694                     11,039               10,884
 7/31/1995                  10,215               10,697                     11,040               10,909
 8/31/1995                  10,284               10,769                     11,141               10,984
 9/30/1995                  10,344               10,832                     11,222               11,046
10/31/1995                  10,445               10,937                     11,347               11,152
11/30/1995                  10,556               11,054                     11,496               11,267
12/31/1995                  10,670               11,173                     11,616               11,364
 1/31/1996                  10,762               11,270                     11,716               11,466
 2/29/1996                  10,670               11,172                     11,579               11,388
 3/31/1996                  10,608               11,108                     11,519               11,354
 4/30/1996                  10,566               11,064                     11,479               11,345
 5/31/1996                  10,542               11,039                     11,470               11,353
 6/30/1996                  10,641               11,143                     11,592               11,451
 7/31/1996                  10,669               11,172                     11,626               11,492
 8/31/1996                  10,668               11,171                     11,635               11,521
 9/30/1996                  10,813               11,314                     11,797               11,646
10/31/1996                  10,949               11,458                     12,006               11,806
11/30/1996                  11,104               11,622                     12,164               11,916
12/31/1996                  11,055               11,570                     12,086               11,887
 1/31/1997                  11,126               11,644                     12,133               11,940
 2/28/1997                  11,165               11,685                     12,156               11,963
 3/31/1997                  11,091               11,606                     12,073               11,927
 4/30/1997                  11,219               11,754                     12,214               12,042
 5/31/1997                  11,292               11,831                     12,316               12,129
 6/30/1997                  11,384               11,929                     12,428               12,222
 7/31/1997                  11,595               12,142                     12,681               12,398
 8/31/1997                  11,540               12,082                     12,617               12,384
 9/30/1997                  11,656               12,206                     12,764               12,497
10/31/1997                  11,778               12,336                     12,905               12,614
11/30/1997                  11,798               12,358                     12,934               12,638
12/31/1997                  11,892               12,458                     13,037               12,732
 1/31/1998                  12,053               12,633                     13,208               12,878
 2/28/1998                  12,029               12,606                     13,198               12,876
 3/31/1998                  12,055               12,634                     13,240               12,920
 4/30/1998                  12,107               12,689                     13,307               12,982
 5/31/1998                  12,198               12,785                     13,404               13,060
 6/30/1998                  12,240               12,830                     13,490               13,134
 7/31/1998                  12,293               12,886                     13,538               13,190
 8/31/1998                  12,511               13,117                     13,750               13,393
 9/30/1998                  12,829               13,458                     14,096               13,636
10/31/1998                  12,792               13,417                     14,082               13,690
11/30/1998                  12,761               13,383                     14,081               13,660
12/31/1998                  12,796               13,420                     14,137               13,706
 1/31/1999                  12,868               13,497                     14,215               13,765
 2/28/1999                  12,644               13,257                     14,006               13,649
 3/31/1999                  12,731               13,349                     14,111               13,745
 4/30/1999                  12,770               13,389                     14,154               13,784
 5/31/1999                  12,645               13,269                     14,045               13,739
 6/30/1999                  12,653               13,263                     14,055               13,777
 7/31/1999                  12,619               13,240                     14,042               13,800
 8/31/1999                  12,612               13,232                     14,053               13,833
 9/30/1999                  12,762               13,379                     14,184               13,938
10/31/1999                  12,789               13,409                     14,221               13,970
11/30/1999                  12,795               13,431                     14,238               13,988
12/31/1999                  12,761               13,397                     14,192               13,975
 1/31/2000                  12,687               13,320                     14,140               13,947
 2/29/2000                  12,787               13,428                     14,257               14,052
 3/31/2000                  12,902               13,554                     14,405               14,164
 4/30/2000                  12,909               13,563                     14,372               14,182
 5/31/2000                  12,917               13,573                     14,395               14,229
 6/30/2000                  13,102               13,773                     14,649               14,416
 7/31/2000                  13,182               13,861                     14,760               14,509
 8/31/2000                  13,330               14,022                     14,934               14,641
 9/30/2000                  13,437               14,138                     15,070               14,769
10/31/2000                  13,504               14,213                     15,140               14,856
11/30/2000                  13,683               14,406                     15,345               15,027
12/31/2000                  13,907               14,649                     15,628               15,246
 1/31/2001                  14,074               14,815                     15,884               15,454
 2/28/2001                  14,168               14,918                     16,033               15,571
 3/31/2001                  14,251               15,009                     16,157               15,694
 4/30/2001                  14,204               14,961                     16,115               15,705
 5/31/2001                  14,258               15,021                     16,205               15,783
 6/30/2001                  14,288               15,071                     16,265               15,835
 7/31/2001                  14,551               15,341                     16,603               16,067
 8/31/2001                  14,669               15,470                     16,769               16,187
 9/30/2001                  14,945               15,769                     17,014               16,503
10/31/2001                  15,178               16,022                     17,297               16,700
11/30/2001                  14,980               15,811                     17,124               16,591
12/31/2001                  14,885               15,728                     17,030               16,564
 1/31/2002                  14,938               15,788                     17,118               16,617
 2/28/2002                  15,096               15,944                     17,253               16,725
 3/31/2002                  14,853               15,701                     16,991               16,551
 4/30/2002                  15,103               15,957                     17,271               16,799
 5/31/2002                  15,219               16,084                     17,444               16,893
 6/30/2002                  15,364               16,244                     17,595               17,070
 7/31/2002                  15,584               16,484                     17,803               17,335
 8/31/2002                  15,726               16,623                     18,069               17,458
 9/30/2002                  15,881               16,809                     18,392               17,669
10/31/2002                  15,882               16,813                     18,320               17,698
11/30/2002                  15,802               16,713                     18,304               17,601
12/31/2002                  16,036               16,985                     18,704               17,838
 1/31/2003                  16,005               16,954                     18,703               17,821
 2/28/2003                  16,156               17,105                     18,966               17,950
 3/31/2003                  16,135               17,103                     18,986               17,977
 4/30/2003                  16,206               17,166                     19,131               18,019
 5/31/2003                  16,354               17,330                     19,515               18,178
 6/30/2003                  16,326               17,303                     19,501               18,185
 7/31/2003                  15,982               16,936                     18,971               17,944
 8/31/2003                  16,007               16,967                     19,016               17,953
 9/30/2003                  16,203               17,199                     19,498               18,225
10/31/2003                  16,133               17,110                     19,314               18,104
11/30/2003                  16,146               17,128                     19,341               18,095
12/31/2003                  16,240               17,251                     19,510               18,224
 1/31/2004                  16,305               17,307                     19,638               18,289
 2/29/2004                  16,417               17,433                     19,839               18,425
 3/31/2004                  16,485               17,510                     19,993               18,519
 4/30/2004                  16,166               17,168                     19,520               18,224
 5/31/2004                  16,086               17,103                     19,432               18,186


(5) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(8) The chart compares the performance of the Wells Fargo Limited Term Government Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND(SM)

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Montgomery Short Duration Government Bond Fund (the Fund) seeks current income consistent with capital preservation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Marie Chandoha                          12/18/92
   William Stevens
   Thomas O'Connor, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.41%(1) for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Bond Index,(2) which returned 0.66% for the period. The Fund's Class A shares distributed $0.19 per share in dividend income and $0.03 per share in capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Security and sector selection were the primary factors that affected the Fund's performance during the period, contributing to the Fund's high turnover. Our selections of attractive mortgage pools and collateralized mortgage obligations helped the Fund's performance. We also opportunistically managed the Fund's mortgage exposure during the time period, which contributed to positive performance for the Fund. However, the Fund's mortgage holdings detracted from performance in the most volatile months of July 2003 and April 2004 when interest rates rose sharply.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we selectively emphasized mortgage securities, such as 10-, 15-, and 20-year pass-through securities and 5- and 7-year balloon mortgages, seeking to generate positive performance for the Fund. We increased the Fund's exposure to agency notes during the reporting period. Spreads on agency securities as compared to U.S. Treasury securities became attractive and unlike the benchmark, we moved from a significant underweight position in the Fund to an overweight position in agency securities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Political and economic events, including oil prices, terrorist attacks, the U.S. Presidential election and uncertainty over the Chinese economy have cast a shadow on the markets and have made us cautious. Pending the results of the November elections, we believe the Federal Reserve Board may embark on a gradual tightening of monetary policy this year--potentially raising short-term interest rates by 0.75% to 1.00%. We see the possibility of longer-term interest rates falling if the economic data suggests weakness or if a geopolitical event threatens economic growth. We continue to see many relative value opportunities in the market. We believe that agency debt, high quality asset-backed securities and 5-year balloon mortgages will be attractive relative to short-term U.S. Treasury securities and may perform well if rates move significantly up or down.

      The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Montgomery Short Duration Government Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C and Institutional Class shares of the Wells Fargo Montgomery Short Duration Government Bond Fund for periods prior to June 9, 2003, reflects performance of the Class A, Class B, Class C and Class R shares, respectively, of the Montgomery Short Duration Government Bond Fund (the accounting survivor of a merger of the Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Short Duration Government Bond Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds.

      Performance shown for the Class A shares of the Fund prior to March 11, 1996, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the Class's fees and expenses. Performance shown for Class B and Class C shares of the Fund prior to May 31, 2002, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and expenses. Performance shown for the Institutional Class shares of the Fund prior to June 9, 2003, reflects the performance of the predecessor fund's Class R shares.

(2) The Lehman Brothers 1-3 Year Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the Index. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                              Including Sales Charge       Excluding Sales Charge
                                                             -------------------------    -------------------------
                                                             1-Year   5-Year   10-Year    1-Year   5-Year   10-Year
-------------------------------------------------------------------------------------------------------------------
    Wells Fargo Montgomery Short Duration Government
    Bond Fund - Class A                                      (2.60)    4.37     5.34       0.41     5.00     5.66
-------------------------------------------------------------------------------------------------------------------
    Wells Fargo Montgomery Short Duration Government
    Bond Fund - Class B                                      (3.34)    4.56     5.45      (0.34)    4.56     5.45
-------------------------------------------------------------------------------------------------------------------
    Wells Fargo Montgomery Short Duration Government
    Bond Fund - Class C                                      (1.35)    4.56     5.45      (0.35)    4.56     5.45
-------------------------------------------------------------------------------------------------------------------
    Wells Fargo Montgomery Short Duration Government
    Bond Fund - Institutional Class                                                        0.71     5.28     5.94
-------------------------------------------------------------------------------------------------------------------
    Benchmark
-------------------------------------------------------------------------------------------------------------------
      Lehman Brothers 1-3 Year Government Bond Index(2)                                    0.66     5.32     5.80
-------------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 3.00%. THE MAXIMUM CDSC FOR CLASS C SHARES IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
------------------------------------------------------------------------
    Portfolio Turnover                                              615%
------------------------------------------------------------------------
    Average Credit Quality(4)                                       AAA
------------------------------------------------------------------------
    Weighted Average Coupon                                        3.79%
------------------------------------------------------------------------
    Estimated Weighted Average Life                          1.94 years
------------------------------------------------------------------------
    Estimated Average Duration                               1.88 years
------------------------------------------------------------------------
    Net Asset Value (NAV)
      (Class A, B, C, I)                 $10.13, $10.13, $10.14, $10.14
------------------------------------------------------------------------
    Distribution Rate(5)
      (Class A, B, C, I)                      1.83%, 1.14%, 1.14%, 2.18%
------------------------------------------------------------------------
    SEC Yield(6) (Class A, B, C, I)           2.22%, 1.55%, 1.54%, 2.58%
------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies            63%
U.S. Treasury Notes                 21%
Asset-Backed Securities             10%
Cash                                 6%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WF Montgomery Short    WF Montgomery Short Duration     Lehman Brothers
              Duration Government       Government Bond Fund -           1-3 Year
              Bond Fund - Class A        Institutional Class       Government Bond Index
 5/31/1994           9,700                     10,000                     10,000
 6/30/1994           9,725                     10,027                     10,025
 7/31/1994           9,820                     10,128                     10,115
 8/31/1994           9,848                     10,159                     10,149
 9/30/1994           9,817                     10,129                     10,126
10/31/1994           9,836                     10,150                     10,149
11/30/1994           9,814                     10,130                     10,107
12/31/1994           9,847                     10,167                     10,126
 1/31/1995           9,983                     10,309                     10,264
 2/28/1995          10,119                     10,452                     10,404
 3/31/1995          10,175                     10,511                     10,462
 4/30/1995          10,260                     10,601                     10,556
 5/31/1995          10,440                     10,789                     10,736
 6/30/1995          10,503                     10,857                     10,794
 7/31/1995          10,525                     10,882                     10,837
 8/31/1995          10,598                     10,959                     10,901
 9/30/1995          10,670                     11,036                     10,955
10/31/1995          10,744                     11,116                     11,045
11/30/1995          10,860                     11,238                     11,140
12/31/1995          10,953                     11,336                     11,224
 1/31/1996          11,035                     11,424                     11,319
 2/29/1996          10,983                     11,372                     11,275
 3/31/1996          10,962                     11,371                     11,266
 4/30/1996          10,957                     11,368                     11,277
 5/31/1996          10,965                     11,379                     11,303
 6/30/1996          11,061                     11,481                     11,385
 7/31/1996          11,103                     11,527                     11,429
 8/31/1996          11,136                     11,561                     11,471
 9/30/1996          11,249                     11,665                     11,575
10/31/1996          11,398                     11,816                     11,705
11/30/1996          11,513                     11,933                     11,792
12/31/1996          11,498                     11,920                     11,794
 1/31/1997          11,541                     11,978                     11,850
 2/28/1997          11,569                     11,998                     11,879
 3/31/1997          11,531                     11,973                     11,870
 4/30/1997          11,643                     12,079                     11,967
 5/31/1997          11,710                     12,164                     12,050
 6/30/1997          11,801                     12,261                     12,133
 7/31/1997          11,938                     12,418                     12,266
 8/31/1997          11,945                     12,416                     12,278
 9/30/1997          12,010                     12,523                     12,372
10/31/1997          12,100                     12,632                     12,464
11/30/1997          12,142                     12,666                     12,495
12/31/1997          12,208                     12,750                     12,579
 1/31/1998          12,388                     12,887                     12,699
 2/28/1998          12,398                     12,897                     12,710
 3/31/1998          12,446                     12,950                     12,759
 4/30/1998          12,507                     13,016                     12,821
 5/31/1998          12,594                     13,109                     12,889
 6/30/1998          12,667                     13,188                     12,956
 7/31/1998          12,721                     13,260                     13,016
 8/31/1998          12,888                     13,436                     13,175
 9/30/1998          13,065                     13,611                     13,352
10/31/1998          13,091                     13,654                     13,417
11/30/1998          13,052                     13,629                     13,403
12/31/1998          13,121                     13,691                     13,455
 1/31/1999          13,163                     13,737                     13,506
 2/28/1999          13,113                     13,688                     13,445
 3/31/1999          13,195                     13,776                     13,537
 4/30/1999          13,236                     13,836                     13,579
 5/31/1999          13,174                     13,774                     13,570
 6/30/1999          13,233                     13,824                     13,609
 7/31/1999          13,265                     13,860                     13,652
 8/31/1999          13,258                     13,870                     13,689
 9/30/1999          13,358                     13,963                     13,779
10/31/1999          13,393                     14,017                     13,816
11/30/1999          13,416                     14,044                     13,843
12/31/1999          13,424                     14,042                     13,855
 1/31/2000          13,406                     14,026                     13,852
 2/29/2000          13,481                     14,107                     13,946
 3/31/2000          13,573                     14,207                     14,030
 4/30/2000          13,610                     14,248                     14,065
 5/31/2000          13,663                     14,307                     14,116
 6/30/2000          13,786                     14,454                     14,270
 7/31/2000          13,869                     14,543                     14,361
 8/31/2000          13,978                     14,661                     14,471
 9/30/2000          14,101                     14,793                     14,584
10/31/2000          14,169                     14,852                     14,663
11/30/2000          14,308                     15,001                     14,805
12/31/2000          14,476                     15,180                     14,987
 1/31/2001          14,643                     15,373                     15,185
 2/28/2001          14,734                     15,472                     15,283
 3/31/2001          14,842                     15,588                     15,407
 4/30/2001          14,889                     15,626                     15,451
 5/31/2001          14,968                     15,728                     15,536
 6/30/2001          15,017                     15,767                     15,592
 7/31/2001          15,184                     15,946                     15,775
 8/31/2001          15,278                     16,063                     15,875
 9/30/2001          15,519                     16,319                     16,140
10/31/2001          15,684                     16,495                     16,301
11/30/2001          15,590                     16,401                     16,256
12/31/2001          15,569                     16,366                     16,266
 1/31/2002          15,641                     16,462                     16,305
 2/28/2002          15,729                     16,557                     16,387
 3/31/2002          15,620                     16,430                     16,269
 4/30/2002          15,799                     16,622                     16,466
 5/31/2002          15,868                     16,714                     16,531
 6/30/2002          15,986                     16,840                     16,679
 7/31/2002          16,175                     17,027                     16,880
 8/31/2002          16,239                     17,115                     16,948
 9/30/2002          16,395                     17,268                     17,085
10/31/2002          16,411                     17,305                     17,128
11/30/2002          16,348                     17,244                     17,079
12/31/2002          16,502                     17,394                     17,243
 1/31/2003          16,526                     17,425                     17,246
 2/28/2003          16,633                     17,545                     17,325
 3/31/2003          16,645                     17,564                     17,359
 4/30/2003          16,677                     17,604                     17,394
 5/31/2003          16,749                     17,687                     17,465
 6/30/2003          16,735                     17,696                     17,493
 7/31/2003          16,532                     17,486                     17,380
 8/31/2003          16,602                     17,547                     17,387
 9/30/2003          16,785                     17,744                     17,562
10/31/2003          16,727                     17,705                     17,490
11/30/2003          16,707                     17,688                     17,487
12/31/2003          16,819                     17,793                     17,590
 1/31/2004          16,877                     17,859                     17,632
 2/29/2004          16,954                     17,962                     17,724
 3/31/2004          17,032                     18,032                     17,782
 4/30/2004          16,840                     17,851                     17,603
 5/31/2004          16,817                     17,813                     17,582

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Montgomery Short Duration Government Bond Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers 1-3 Year Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND(SM)

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Montgomery Total Return Bond Fund (the Fund) seeks total return consisting of both income and capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   William Stevens                         6/30/97
   Marie Chandoha

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.44)%,(1) excluding sales charges, for the 12-month period ended May 31, 2004, mirroring the performance of its benchmark, the Lehman Brothers Aggregate Bond Index(2) (the Index), which also returned (0.44)%. The Fund's Class A shares distributed $0.37 in dividend income and $0.12 per share in capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Security and sector selection were the primary factors that affected the Fund's performance during the period, contributing to the Fund's high turnover. Our overweight position in the corporate bond market, particularly higher beta issues such as Comcast, Sprint, and AT&T Wireless, contributed to performance during 2003 as these issues outperformed U.S. Treasury securities. Relative value trades in the automobile sector also contributed to performance. In 2004, opportunistic positioning in real estate investment trusts, supermarkets and banks also benefited the Fund. Our selections of attractive mortgage pools were positive contributors to the Fund's performance and helped it weather the choppy waters of July 2003 when interest rates rose sharply. Detractors from the Fund's performance included an underweight position in the utility and airline sectors in 2003 and a move to overweight positions in mortgages in early July 2003.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Over the course of the 12-month period, as credit spreads narrowed, we reduced the Fund's exposure to the corporate bond market and, in particular, the higher beta corporate bonds (BBB- or split-rated securities). We believed that credit spreads provided attractive compensation for taking on credit risk. But, with credit spreads nearing levels last seen in 1997, we found fewer opportunities to add value in this sector. In mortgages, we focused on more niche sectors of the market that we believed would perform better than the mortgage portion of the Index; low loan balance mortgage securities, 10-, 15-, and 20- year pass-through securities and 5- and 7-year balloon mortgages.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Political and economic events, including oil prices, terrorist attacks, the U.S. Presidential election and uncertainty over the Chinese economy have cast a shadow on the markets and make us cautious. Pending the results of the November elections, we believe the Federal Reserve Board may embark on a gradual tightening of monetary policy this year--potentially raising short-term interest rates by 0.75% to 1.00%. We see the possibility of longer-term interest rates falling if the economic data suggests weakness or if a geopolitical event threatens economic growth. We continue to see many relative value opportunities in the market. Among mortgage-backed securities, we believe that 15- and 20-year and balloon mortgages will be attractive. We are maintaining conservative positioning among corporate bonds, however, and have recently selectively added to media holdings.

      The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

      Investing in foreign debt obligations entails additional risks, including those related to regulatory, market or economic developments, foreign taxation and less stringent investor protection and disclosure standards.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Montgomery Total Return Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B, Class C, Institutional Class and Select Class shares of the Wells Fargo Montgomery Total Return Bond Fund for periods prior to June 9, 2003, reflects the performance of the Class A, Class B, Class C, Class R and I-Class shares, respectively, of the Montgomery Total Return Bond Fund (the accounting survivor of a merger of the Montgomery Total Return Bond Fund and the Wells Fargo Montgomery Total Return Bond Fund), its predecessor fund, adjusted to reflect applicable sales charges. Effective at the close of business on June 6, 2003, certain of the Montgomery Funds were reorganized into certain of the Wells Fargo Funds. Performance for the Class A, Class B and Class C shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, adjusted to reflect each Class's fees and expenses. Performance shown for the Select Class shares of the Fund for periods prior to October 31, 2001, reflects the performance of the predecessor fund's Class R shares, and includes expenses that are not applicable to the Select Class shares. Performance shown for the Institutional Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the predecessor fund's Class R shares.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

(3) Portfolio holdings and characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                           Including Sales Charge        Excluding Sales Charge
                                                                       -----------------------------  -----------------------------
                                                                       1-Year   5-Year  Life of Fund  1-Year   5-Year  Life of Fund
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Montgomery Total Return Bond Fund - Class A              (4.92)    5.97      6.29       (0.44)    6.96      7.00
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Montgomery Total Return Bond Fund - Class B              (6.19)    6.19      6.70       (1.19)    6.50      6.70
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Montgomery Total Return Bond Fund - Class C              (2.19)    6.37      6.58       (1.19)    6.37      6.58
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Montgomery Total Return Bond Fund - Institutional Class                                 (0.12)    7.04      7.11
-----------------------------------------------------------------------------------------------------------------------------------
  Wells Fargo Montgomery Total Return Bond Fund - Select Class                                         0.14     7.15      7.19
-----------------------------------------------------------------------------------------------------------------------------------
  Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
    Lehman Brothers Aggregate Bond Index(2)                                                           (0.44)     6.76     7.00
-----------------------------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CDSC IS 1.00%. EFFECTIVE FEBRUARY 1, 2004, THE 1.00% FRONT-END SALES CHARGE FOR CLASS C SHARES WAS ELIMINATED. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS AND SELECT CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
-----------------------------------------------------------------------------
    Portfolio Turnover                                                   918%
-----------------------------------------------------------------------------
    Average Credit Quality(4)                                            AAA
-----------------------------------------------------------------------------
    Weighted Average Coupon                                             5.15
-----------------------------------------------------------------------------
    Estimated Weighted Average Life                               6.92 years
-----------------------------------------------------------------------------
    Estimated Average Duration                                    4.80 years
-----------------------------------------------------------------------------
    Net Asset Value (NAV)
    (Class A, B, C, I and
    Select)                           $12.32, $12.33, $12.26, $12.11, $12.11
-----------------------------------------------------------------------------
    Distribution Rate(5)
    (Class A, B, C, I and
    Select)                                 3.18%, 2.58%, 2.61%, 3.61%, 3.89%
-----------------------------------------------------------------------------
    SEC Yield(6) (Class
    A, B, C, I and Select)                  3.27%, 2.68%, 2.66%, 3.62%, 3.90%
-----------------------------------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies                    56%
Corporate Bonds                             20%
Repurchase Agreements                       5%
U.S. Treasury Bonds                         6%
U.S. Treasury Notes                         3%
Asset-Backed Securities                     7%
Collateralized Mortgage Securities          1%
Foreign Government Bonds                    1%
Real Estate Investment                      1%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WF Montgomery Total     WF Montgomery Total
              Return Bond Fund -      Return Bond Fund -      Lehman Brothers
                  Class A            Institutional Class    Aggregate Bond Index
 6/30/1997         9,550                   10,000                 10,000
 7/31/1997         9,812                   10,276                 10,270
 8/31/1997         9,715                   10,176                 10,182
 9/30/1997         9,864                   10,333                 10,332
10/31/1997         10,015                  10,493                 10,482
11/30/1997         10,061                  10,543                 10,530
12/31/1997         10,135                  10,622                 10,636
 1/31/1998         10,272                  10,768                 10,773
 2/28/1998         10,258                  10,755                 10,765
 3/31/1998         10,299                  10,800                 10,802
 4/30/1998         10,331                  10,835                 10,858
 5/31/1998         10,449                  10,960                 10,961
 6/30/1998         10,549                  11,067                 11,054
 7/31/1998         10,564                  11,085                 11,078
 8/31/1998         10,768                  11,300                 11,258
 9/30/1998         10,997                  11,543                 11,521
10/31/1998         10,910                  11,453                 11,461
11/30/1998         10,934                  11,480                 11,526
12/31/1998         10,997                  11,549                 11,560
 1/31/1999         11,070                  11,626                 11,643
 2/28/1999         10,880                  11,428                 11,440
 3/31/1999         10,965                  11,520                 11,503
 4/30/1999         10,985                  11,543                 11,539
 5/31/1999         10,894                  11,449                 11,438
 6/30/1999         10,866                  11,421                 11,402
 7/31/1999         10,840                  11,395                 11,353
 8/31/1999         10,839                  11,396                 11,348
 9/30/1999         10,943                  11,508                 11,479
10/31/1999         10,962                  11,529                 11,522
11/30/1999         10,960                  11,529                 11,521
12/31/1999         10,911                  11,480                 11,465
 1/31/2000         10,912                  11,482                 11,428
 2/29/2000         11,047                  11,627                 11,566
 3/31/2000         11,187                  11,775                 11,718
 4/30/2000         11,161                  11,750                 11,685
 5/31/2000         11,141                  11,730                 11,679
 6/30/2000         11,384                  11,988                 11,922
 7/31/2000         11,485                  12,097                 12,031
 8/31/2000         11,636                  12,258                 12,205
 9/30/2000         11,754                  12,384                 12,282
10/31/2000         11,785                  12,418                 12,363
11/30/2000         11,968                  12,614                 12,566
12/31/2000         12,204                  12,864                 12,800
 1/31/2001         12,377                  13,048                 13,010
 2/28/2001         12,482                  13,161                 13,123
 3/31/2001         12,561                  13,247                 13,188
 4/30/2001         12,490                  13,173                 13,133
 5/31/2001         12,570                  13,261                 13,212
 6/30/2001         12,619                  13,314                 13,262
 7/31/2001         12,912                  13,626                 13,559
 8/31/2001         13,043                  13,765                 13,715
 9/30/2001         13,226                  13,961                 13,876
10/31/2001         13,491                  14,243                 14,166
11/30/2001         13,270                  14,066                 13,970
12/31/2001         13,347                  13,984                 13,881
 1/31/2002         13,425                  14,116                 13,993
 2/28/2002         13,565                  14,255                 14,129
 3/31/2002         13,315                  13,991                 13,894
 4/30/2002         13,563                  14,258                 14,164
 5/31/2002         13,669                  14,371                 14,284
 6/30/2002         13,755                  14,463                 14,408
 7/31/2002         13,950                  14,661                 14,582
 8/31/2002         14,178                  14,908                 14,828
 9/30/2002         14,424                  15,173                 15,068
10/31/2002         14,340                  15,086                 14,999
11/30/2002         14,358                  15,109                 14,995
12/31/2002         14,656                  15,411                 15,305
 1/31/2003         14,683                  15,420                 15,318
 2/28/2003         14,899                  15,650                 15,530
 3/31/2003         14,866                  15,630                 15,518
 4/30/2003         15,003                  15,781                 15,646
 5/31/2003         15,315                  16,106                 15,937
 6/30/2003         15,262                  16,055                 15,905
 7/31/2003         14,735                  15,521                 15,371
 8/31/2003         14,863                  15,662                 15,472
 9/30/2003         15,265                  16,083                 15,882
10/31/2003         15,119                  15,929                 15,735
11/30/2003         15,144                  15,959                 15,773
12/31/2003         15,297                  16,126                 15,933
 1/31/2004         15,412                  16,253                 16,061
 2/29/2004         15,574                  16,429                 16,235
 3/31/2004         15,697                  16,550                 16,357
 4/30/2004         15,315                  16,157                 15,932
 5/31/2004         15,247                  16,087                 15,868

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the Wells Fargo Montgomery Total Return Bond Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO STABLE INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Stable Income Fund (the Fund) seeks stability of principal while providing lower volatility total return.

ADVISER                                    SUB-ADVISER
    Wells Fargo Funds Management, LLC          Galliard Capital Management, Inc.

FUND MANAGER                               INCEPTION DATE
    John Huber, CFA                            11/11/94

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.45%(1) for the 12-month period ended May 31, 2004, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers Short Treasury 9-12 Months Index,(2) which returned 1.05% during the period. The Fund's Class A shares distributed $0.16 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Interest rates rose significantly over the reporting period as the bond market was impacted by an improving corporate earnings environment and fiscal stimulus from the federal government. The yield curve steepened considerably, negatively impacting the Fund's returns. A change in the slope of the yield curve led to the Fund's underperformance. However, the Fund continued to benefit from its yield advantage as compared to its benchmark, as income tends to impact returns over the longer term. The 12-month period was difficult for mortgage-backed securities as a volatile interest rate environment and fluctuating prepayment levels impacted total returns. However, the Fund's emphasis on well-protected mortgage-backed securities contributed positive performance for the Fund.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      There were no major changes to the Fund's portfolio allocation during the period. The majority of new investments were made in mortgage- and other asset-backed securities. The Fund continued to emphasize floating rate instruments and continued to target its duration at that of its benchmark. The Fund continued to emphasize floating rate instruments, exhibiting a 40/60 fixed/floating coupon mix as compared to a 75/25 ratio just 18 months ago.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe interest rates could continue to move higher over the next 12 months if economic activity continues to grow and Federal Reserve Board policy is more aggressive than current expectations. The upcoming Presidential election in November 2004 and continued geopolitical risks are two factors that potentially could impact spreads over the upcoming year. We believe that the corporate bond market is less compelling given the spread tightening that has occurred and we intend to manage the Fund's exposure to this sector.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Stable Income Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Stable Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Stable Income Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for Class A shares for periods prior to May 2, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class A sales charges and expenses. Performance shown for Class B shares for periods prior to May 17, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class B sales charges and expenses. Performance shown for Class C shares for periods prior to June 30, 2003, reflects the performance of the Class A shares of the Fund, adjusted to reflect the Class C sales charges and expenses.

(2) The Lehman Brothers Short Treasury 9-12 Months Index is an unmanaged index of short-term U.S. Treasuries maturing in 9 to 12 months, including bills, notes and bonds. U.S. Treasuries are backed by the full faith and credit of the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value. The Fund invests in a wide range of securities, including those that are not reflected in the Lehman Brothers Short Treasury 9-12 Months Index or backed by the full faith and credit of the U.S. Government. You cannot invest directly in an index.

(3) Portfolio characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge           Excluding Sales Charge
                                                             ------------------------------   ------------------------------
                                                             1-Year    5-Year  Life of Fund   1-Year    5-Year  Life of Fund
----------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Stable Income Fund - Class A                 (1.56)     3.40       4.66        0.45      3.82        4.88
----------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Stable Income Fund - Class B                 (1.79)     3.04       4.09       (0.29)     3.04        4.09
----------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Stable Income Fund - Class C                 (1.29)     2.98       3.95       (0.29)     2.98        3.95
----------------------------------------------------------------------------------------------------------------------------
    Wells Fargo Stable Income Fund - Institutional Class                                       0.71      4.01        4.99
----------------------------------------------------------------------------------------------------------------------------
    Benchmark
----------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers Short Treasury 9-12 Months Index(2)                                      1.05      3.89        5.04
----------------------------------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. THE MAXIMUM CONTINGENT-DEFERRED SALES CHARGE FOR CLASS B SHARES IS 1.50%. THE MAXIMUM CDSC FOR CLASS C SHARES IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE MAXIMUM SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES.

CHARACTERISTICS(3) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------
    Portfolio Turnover                                                 92%
--------------------------------------------------------------------------
    Average Credit Quality(4)                                          AA+
--------------------------------------------------------------------------
    Weighted Average Coupon                                          3.08%
--------------------------------------------------------------------------
    Estimated Weighted Average Maturity                        2.61 years
--------------------------------------------------------------------------
    Estimated Average Duration                                 0.78 years
--------------------------------------------------------------------------
    Net Asset Value (NAV)
    (Class A, B, C, I)                     $10.33, $10.32, $10.30, $10.33
--------------------------------------------------------------------------
    Distribution Rate(5)
    (Class A, B, C, I)                          1.25%, 0.60%, 0.61%, 1.50%
--------------------------------------------------------------------------
    SEC Yield(6) (Class A, B, C, I)             1.21%, 0.50%, 0.50%, 1.48%
--------------------------------------------------------------------------

PORTFOLIO ALLOCATION(7) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                     19%
Collateralized Mortgage Securities          17%
U.S. Treasury Notes                          1%
U.S. Government Agencies                    29%
Corporate Bonds                             17%
Municipal Bonds                              7%
Variable/Floating Rate Bonds                 6%
Cash Equivalents                             4%

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               Wells Fargo Stable    Wells Fargo Stable    Lehman Brothers Short
                  Income Fund -         Income Fund -          Treasury 9-12
                    Class A          Institutional Class       Months Index

11/11/1994             9,800               10,000                 10,000
11/30/1994             9,829               10,030                 10,003
12/31/1994             9,869               10,070                 10,038
 1/31/1995             9,918               10,120                 10,134
 2/28/1995             9,996               10,200                 10,218
 3/31/1995            10,074               10,280                 10,278
 4/30/1995            10,133               10,340                 10,346
 5/31/1995            10,241               10,450                 10,434
 6/30/1995            10,300               10,510                 10,494
 7/31/1995            10,339               10,550                 10,548
 8/31/1995            10,398               10,610                 10,599
 9/30/1995            10,447               10,660                 10,647
10/31/1995            10,506               10,720                 10,709
11/30/1995            10,584               10,800                 10,770
12/31/1995            10,651               10,869                 10,835
 1/31/1996            10,723               10,942                 10,904
 2/29/1996            10,723               10,942                 10,923
 3/31/1996            10,754               10,974                 10,959
 4/30/1996            10,781               11,001                 10,999
 5/31/1996            10,817               11,038                 11,043
 6/30/1996            10,879               11,101                 11,104
 7/31/1996            10,935               11,159                 11,149
 8/31/1996            10,974               11,198                 11,205
 9/30/1996            11,056               11,281                 11,278
10/31/1996            11,139               11,366                 11,360
11/30/1996            11,201               11,430                 11,419
12/31/1996            11,233               11,462                 11,460
 1/31/1997            11,276               11,506                 11,532
 2/28/1997            11,316               11,547                 11,553
 3/31/1997            11,334               11,566                 11,591
 4/30/1997            11,432               11,666                 11,633
 5/31/1997            11,493               11,727                 11,680
 6/30/1997            11,555               11,791                 11,744
 7/31/1997            11,680               11,919                 11,792
 8/31/1997            11,688               11,927                 11,851
 9/30/1997            11,779               12,019                 11,928
10/31/1997            11,864               12,107                 12,015
11/30/1997            11,893               12,124                 12,077
12/31/1997            11,959               12,203                 12,121
 1/31/1998            12,047               12,293                 12,179
 2/28/1998            12,088               12,335                 12,225
 3/31/1998            12,126               12,373                 12,257
 4/30/1998            12,182               12,431                 12,332
 5/31/1998            12,225               12,463                 12,406
 6/30/1998            12,282               12,533                 12,477
 7/31/1998            12,343               12,595                 12,560
 8/31/1998            12,445               12,699                 12,604
 9/30/1998            12,549               12,805                 12,676
10/31/1998            12,581               12,838                 12,746
11/30/1998            12,602               12,860                 12,790
12/31/1998            12,661               12,907                 12,858
 1/31/1999            12,685               12,944                 12,943
 2/28/1999            12,685               12,944                 12,979
 3/31/1999            12,758               13,019                 13,042
 4/30/1999            12,806               13,068                 13,104
 5/31/1999            12,805               13,079                 13,164
 6/30/1999            12,846               13,109                 13,228
 7/31/1999            12,891               13,154                 13,291
 8/31/1999            12,920               13,184                 13,388
 9/30/1999            12,991               13,257                 13,498
10/31/1999            13,013               13,279                 13,568
11/30/1999            13,039               13,307                 13,586
12/31/1999            13,095               13,367                 13,640
 1/31/2000            13,087               13,375                 13,688
 2/29/2000            13,159               13,437                 13,758
 3/31/2000            13,227               13,510                 13,825
 4/30/2000            13,278               13,565                 13,893
 5/31/2000            13,353               13,633                 13,954
 6/30/2000            13,475               13,760                 14,060
 7/31/2000            13,523               13,827                 14,136
 8/31/2000            13,608               13,903                 14,181
 9/30/2000            13,698               13,997                 14,265
10/31/2000            13,765               14,068                 14,330
11/30/2000            13,854               14,162                 14,425
12/31/2000            13,988               14,302                 14,561
 1/31/2001            14,117               14,451                 14,721
 2/28/2001            14,220               14,545                 14,784
 3/31/2001            14,312               14,642                 14,886
 4/30/2001            14,341               14,689                 14,955
 5/31/2001            14,419               14,757                 15,040
 6/30/2001            14,470               14,812                 15,083
 7/31/2001            14,578               14,940                 15,178
 8/31/2001            14,647               15,000                 15,221
 9/30/2001            14,735               15,106                 15,361
10/31/2001            14,793               15,154                 15,452
11/30/2001            14,736               15,099                 15,478
12/31/2001            14,761               15,142                 15,514
 1/31/2002            14,787               15,157                 15,530
 2/28/2002            14,812               15,185                 15,566
 3/31/2002            14,771               15,161                 15,542
 4/30/2002            14,876               15,272                 15,636
 5/31/2002            14,928               15,329                 15,668
 6/30/2002            14,990               15,393                 15,744
 7/31/2002            15,055               15,445                 15,800
 8/31/2002            15,052               15,457                 15,819
 9/30/2002            15,116               15,518                 15,881
10/31/2002            15,126               15,532                 15,912
11/30/2002            15,126               15,534                 15,918
12/31/2002            15,209               15,633                 15,975
 1/31/2003            15,234               15,643                 15,988
 2/28/2003            15,304               15,730                 16,009
 3/31/2003            15,310               15,742                 16,036
 4/30/2003            15,352               15,776                 16,053
 5/31/2003            15,377               15,808                 16,070
 6/30/2003            15,386               15,820                 16,102
 7/31/2003            15,307               15,742                 16,096
 8/31/2003            15,337               15,776                 16,112
 9/30/2003            15,403               15,862                 16,158
10/31/2003            15,390               15,838                 16,152
11/30/2003            15,390               15,842                 16,153
12/31/2003            15,437               15,895                 16,202
 1/31/2004            15,466               15,928                 16,223
 2/29/2004            15,510               15,977                 16,252
 3/31/2004            15,527               15,998                 16,270
 4/30/2004            15,458               15,932                 16,239
 5/31/2004            15,445               15,921                 16,239

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The Fund invests exclusively in a Wells Fargo Master Portfolio. This chart represents the portfolio allocations of the master portfolio in which it invests. Portfolio holdings are subject to change. See notes to the Financial Statements for a discussion of the master portfolio.

(8) The chart compares the performance of the Wells Fargo Stable Income Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers Short Treasury 9-12 Months Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

WELLS FARGO INCOME FUNDS                                  PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO TACTICAL MATURITY BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Tactical Maturity Bond Fund (the Fund) seeks to produce a positive total return each calendar year.

ADVISER                                    SUB-ADVISER
   Wells Fargo Funds Management, LLC          Peregrine Capital Management, Inc.

FUND MANAGERS                              INCEPTION DATE
   William Giese, CFA                         6/1/97
   Jay H. Strohmaier

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (2.51)%(1) for the 12-month period ended May 31, 2004, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index(2) (the Index), which returned (0.44)% over the same period. The Fund distributed $0.14 per share in dividend income and no capital gains during the period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Sharp declines in long-term U.S. Treasury bond prices and historically low short-term interest rates had the biggest impact on the Fund's performance over the past 12 months. Although the Fund underperformed its benchmark, it was helped by positive performance in the first three months and final three months of the reporting period during which it outperformed the benchmark. Reacting to a drop of about 20 points from mid-June to mid-August of 2003, almost all of the Fund's holdings of long-term U.S. Treasury securities were sold and the proceeds were reinvested in short-term securities. This allowed the Fund to better conserve capital and outperform its benchmark during the first three months of the fiscal year from June to August of 2003. However, the low yields earned on the short-term holdings reduced the Fund's return over the next six months and caused it to trail its benchmark during that time. Late in the period, the Fund's defensive portfolio structure was beneficial once again, as it outperformed while long-term bond prices dropped.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund emphasized high quality securities with U.S. Treasury and federal agency issues accounting for the majority of its holdings. Major changes involved adjusting the Fund's duration to reflect market conditions. The Fund began the period with a duration of 6.3 years. As long-term bond holdings were cut back during a June to August 2003 selloff, the Fund's duration fell to less than one year. The duration remained below that of its benchmark for most of the year, ending the period at 1.08 years.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Evidence is mounting that a U.S. economic expansion is continuing to gain traction. Job creation has picked up noticeably, sales and profits remain strong and price increases are becoming more apparent. After maintaining an accommodative monetary policy since 2001, the Federal Reserve Board (the Fed) seems poised to begin an extended period of higher interest rate targets. Anticipating a switch in Fed policy, bond investors have forced market yields higher since mid-March, and further rate increases seem likely going forward. We have positioned the Fund for a rising interest rate environment. With duration well below its benchmark, and with an ongoing emphasis on the highest quality, most liquid securities, we believe that the Fund may deliver positive performance over the coming year.

--------------------------------------------------------------------------------
The views expressed are as of May 31, 2004, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Tactical Maturity Bond Fund.

(1) The Fund's Adviser has committed through September 30, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown in the average annual total return table for the Institutional Class shares of the Wells Fargo Tactical Maturity Bond Fund for periods prior to November 28, 2001, reflects the performance of the Wells Fargo Tactical Maturity Bond Master Porfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of the Fund. The Wells Fargo Tactical Maturity Bond Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS                                  WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

                                                                         Excluding Sales Charge
                                                                      -----------------------------
                                                                      1-Year     5-Year     10-Year
---------------------------------------------------------------------------------------------------
    Wells Fargo Tactical Maturity Bond Fund - Institutional Class     (2.51)      3.59       5.74
---------------------------------------------------------------------------------------------------
    Benchmark
---------------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index(2)                         (0.44)      6.76       7.00
---------------------------------------------------------------------------------------------------

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGOFUNDS.COM.

INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

Characteristics(3) (As of May 31, 2004)
----------------------------------------------------------
    Portfolio Turnover                                248%
----------------------------------------------------------
    Average Credit Quality(4)                         AAA
----------------------------------------------------------
    Weighted Average Coupon                          1.77%
----------------------------------------------------------
    Estimated Weighted Average Maturity        1.57 years
----------------------------------------------------------
    Estimated Average Duration                 1.08 years
----------------------------------------------------------
    Net Asset Value (NAV)                           $9.45
----------------------------------------------------------
    Distribution Rate(5) (Class I)                   1.11%
----------------------------------------------------------
    SEC Yield(6) (Class I)                           1.42%
----------------------------------------------------------

PORTFOLIO ALLOCATION(7) (AS OF MAY 31, 2004)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Bonds                  2%
U.S. Treasury Notes                  4%
U.S. Government Agencies            78%
Cash Equivalents                    16%

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Wells Fargo Tactical
                  Maturity Bond Fund -           Lehman Brothers
                  Institutional Class          Aggregate Bond Index
  6/1/1997              10,000                       10,000
 6/30/1997              10,122                       10,119
 7/31/1997              10,662                       10,391
 8/31/1997              10,319                       10,303
 9/30/1997              10,600                       10,455
10/31/1997              10,980                       10,607
11/30/1997              11,127                       10,655
12/31/1997              11,356                       10,763
 1/31/1998              11,550                       10,901
 2/28/1998              11,459                       10,893
 3/31/1998              11,462                       10,930
 4/30/1998              11,492                       10,987
 5/31/1998              11,677                       11,091
 6/30/1998              11,934                       11,185
 7/31/1998              11,874                       11,209
 8/31/1998              12,457                       11,392
 9/30/1998              12,945                       11,658
10/31/1998              12,679                       11,597
11/30/1998              12,768                       11,662
12/31/1998              12,729                       11,698
 1/31/1999              12,778                       11,781
 2/28/1999              12,329                       11,575
 3/31/1999              12,339                       11,640
 4/30/1999              12,381                       11,676
 5/31/1999              12,383                       11,574
 6/30/1999              12,403                       11,537
 7/31/1999              12,440                       11,488
 8/31/1999              12,475                       11,482
 9/30/1999              12,524                       11,616
10/31/1999              12,561                       11,658
11/30/1999              12,605                       11,658
12/31/1999              12,658                       11,601
 1/31/2000              12,840                       11,563
 2/29/2000              13,226                       11,703
 3/31/2000              13,709                       11,857
 4/30/2000              13,528                       11,824
 5/31/2000              13,367                       11,818
 6/30/2000              13,625                       12,064
 7/31/2000              13,843                       12,174
 8/31/2000              14,113                       12,350
 9/30/2000              13,910                       12,428
10/31/2000              14,111                       12,510
11/30/2000              14,521                       12,715
12/31/2000              14,855                       12,952
 1/31/2001              14,791                       13,164
 2/28/2001              14,945                       13,279
 3/31/2001              14,878                       13,345
 4/30/2001              14,631                       13,289
 5/31/2001              14,676                       13,369
 6/30/2001              14,741                       13,420
 7/31/2001              14,880                       13,720
 8/31/2001              15,003                       13,878
 9/30/2001              15,040                       14,040
10/31/2001              15,388                       14,334
11/30/2001              14,955                       14,136
12/31/2001              14,880                       14,045
 1/31/2002              14,999                       14,159
 2/28/2002              15,126                       14,297
 3/31/2002              14,694                       14,059
 4/30/2002              14,753                       14,332
 5/31/2002              14,780                       14,454
 6/30/2002              14,802                       14,579
 7/31/2002              14,839                       14,755
 8/31/2002              14,909                       15,004
 9/30/2002              14,991                       15,247
10/31/2002              14,863                       15,177
11/30/2002              14,863                       15,173
12/31/2002              14,910                       15,487
 1/31/2003              14,904                       15,500
 2/28/2003              15,050                       15,715
 3/31/2003              14,864                       15,702
 4/30/2003              14,916                       15,832
 5/31/2003              15,154                       16,127
 6/30/2003              14,981                       16,094
 7/31/2003              14,787                       15,553
 8/31/2003              14,798                       15,656
 9/30/2003              14,875                       16,071
10/31/2003              14,843                       15,922
11/30/2003              14,869                       15,960
12/31/2003              14,891                       16,122
 1/31/2004              14,929                       16,252
 2/29/2004              15,050                       16,428
 3/31/2004              15,115                       16,551
 4/30/2004              14,806                       16,121
 5/31/2004              14,773                       16,056

(3) Portfolio characteristics are subject to change.

(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The Fund invests exclusively in a Wells Fargo Master Portfolio. This chart represents the composite of the portfolio allocations of the master portfolio in which the Fund invests. Portfolio holdings are subject to change. See Notes to the Financial Statements for a discussion of the master portfolio.

(8) The chart compares the performance of the Wells Fargo Tactical Maturity Bond Fund Institutional Class shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT        SECURITY NAME                                            VALUE

INVESTMENT IN MASTER PORTFOLIOS - 100.65%
      N/A     WELLS FARGO MANAGED FIXED INCOME PORTFOLIO           $ 96,647,653
      N/A     WELLS FARGO STRATEGIC VALUE BOND PORTFOLIO             32,273,199
      N/A     WELLS FARGO TACTICAL MATURITY BOND PORTFOLIO           64,196,405

TOTAL INVESTMENT IN MASTER PORTFOLIOS (COST $189,200,114)           193,117,257
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $189,200,114)*                            100.65%            $193,117,257
OTHER ASSETS AND LIABILITIES, NET                (0.65)              (1,242,491)
                                                ------             ------------
TOTAL NET ASSETS                                100.00%            $191,874,766
                                                ======             ============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
CORPORATE BONDS & NOTES - 88.24%

ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS - 0.34%
$  1,000,000   GEO SUB CORPORATION++                                                      11.00%       05/15/2012    $    1,012,500
                                                                                                                     --------------

AGRICULTURAL SERVICES - 1.01%
   1,000,000   GOLD KIST INCORPORATED++                                                   10.25        03/15/2014         1,045,000
     725,000   HINES NURSERIES INCORPORATED                                               10.25        10/01/2011           772,125
     840,000   SEMINIS VEGETABLE SEEDS INCORPORATED                                       10.25        10/01/2013           911,400
     250,000   SEMINIS VEGETABLE SEEDS INCORPORATED++                                     10.25        10/01/2013           271,250

                                                                                                                          2,999,775
                                                                                                                     --------------

AMUSEMENT & RECREATION SERVICES - 2.20%
     623,000   AMC ENTERTAINMENT INCORPORATED                                              9.50        02/01/2011           644,805
     250,000   GOLFSMITH INTERNATIONAL INCORPORATED                                        8.38        10/15/2009           232,500
     830,000   HARD ROCK HOTEL INCORPORATED                                                8.88        06/01/2013           838,300
     205,000   INTRAWEST CORPORATION                                                      10.50        02/01/2010           221,913
   1,170,000   PARK PLACE ENTERTAINMENT CORPORATION                                        7.88        03/15/2010         1,228,500
      75,000   PARK PLACE ENTERTAINMENT CORPORATION                                        7.00        04/15/2013            75,000
     775,000   SENECA GAMING CORPORATION++                                                 7.25        05/01/2012           767,250
     800,000   SPEEDWAY MOTORSPORTS INCORPORATED                                           6.75        06/01/2013           794,000
     800,000   TOWN SPORTS INTERNATIONAL                                                   9.63        04/15/2011           796,000
     300,000   TRUE TEMPER SPORTS INCORPORATED++                                           8.38        09/15/2011           297,000
     675,000   WARNER MUSIC GROUP++                                                        7.38        04/15/2014           658,125

                                                                                                                          6,553,393
                                                                                                                     --------------

APPAREL & ACCESSORY STORES - 1.72%
      50,000   ELIZABETH ARDEN INCORPORATED++                                              7.75        01/15/2014            49,750
   2,653,000   GAP INCORPORATED                                                            6.90        09/15/2007         2,868,556
   1,000,000   GAP INCORPORATED                                                           10.55        12/15/2008         1,207,500
   1,000,000   PAYLESS SHOESOURCE INCORPORATED                                             8.25        08/01/2013         1,000,000

                                                                                                                          5,125,806
                                                                                                                     --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.05%
   1,965,000   LEVI STRAUSS & COMPANY                                                      7.00        11/01/2006         1,763,588
     700,000   LEVI STRAUSS & COMPANY                                                     11.63        01/15/2008           654,500
     600,000   LEVI STRAUSS & COMPANY                                                     12.25        12/15/2012           547,500
     175,000   PHILLIPS-VAN HEUSEN++                                                       7.25        02/15/2011           173,250

                                                                                                                          3,138,838
                                                                                                                     --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.94%
     700,000   ASBURY AUTOMOTIVE GROUP INCORPORATED                                        9.00        06/15/2012           693,000
     100,000   DELCO REMY INTERNATIONAL INCORPORATED+++/-                                  5.17        04/15/2009           101,000
     250,000   DELCO REMY INTERNATIONAL INCORPORATED++                                     9.38        04/15/2012           241,250
     465,000   GROUP 1 AUTOMOTIVE INCORPORATED                                             8.25        08/15/2013           483,600
      15,000   NEFF CORPORATION                                                           10.25        06/01/2008            10,125
   1,225,000   SONIC AUTOMOTIVE INCORPORATED SERIES B                                      8.63        08/15/2013         1,255,625

                                                                                                                          2,784,600
                                                                                                                     --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.22%
     110,000   ALLIANCE LAUNDRY SYSTEMS LLC SERIES B++                                     9.63        05/01/2008           111,100
     500,000   CSK AUTO INCORPORATED++                                                     7.00        01/15/2014           482,500
     400,000   MERITOR AUTOMOTIVE INCORPORATED                                             6.80        02/15/2009           406,000

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
AUTOMOTIVE REPAIR, SERVICES & PARKING (CONTINUED)
$    800,000   NATIONSRENT INCORPORATED++                                                  9.50%       10/15/2010    $      848,000
     250,000   UNITED RENTALS INCORPORATED++                                               6.50        02/15/2012           235,000
   1,650,000   UNITED RENTALS INCORPORATED                                                 7.75        11/15/2013         1,551,000

                                                                                                                          3,633,600
                                                                                                                     --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 2.17%
     850,000   ATRIUM COMPANIES INCORPORATED++                                            10.50        05/01/2009           890,375
   1,250,000   ATRIUM COMPANIES INCORPORATED SERIES B                                     10.50        05/01/2009         1,309,375
     705,000   BEAZER HOMES USA INCORPORATED                                               8.38        04/15/2012           742,013
   1,675,000   JUNO LIGHTING INCORPORATED                                                 11.88        07/01/2009         1,783,875
     195,000   K HOVNANIAN ENTERPRISES INCORPORATED                                        7.75        05/15/2013           192,075
   1,425,000   WCI COMMUNITIES INCORPORATED                                                9.13        05/01/2012         1,517,625

                                                                                                                          6,435,338
                                                                                                                     --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.12%
     100,000   BUILDING MATERIALS CORPORATION OF AMERICA SERIES B                          8.63        12/15/2006           100,250
     250,000   SUBURBAN PROPANE PARTNERS                                                   6.88        12/15/2013           243,534

                                                                                                                            343,784
                                                                                                                     --------------

BUSINESS SERVICES - 4.90%
     685,000   ADVANSTAR COMMUNICATIONS INCORPORATED                                      10.75        08/15/2010           746,650
     550,000   AFFINITY GROUP INCORPORATED++                                               9.00        02/15/2012           558,250
     300,000   COUCHE-TARD US FINANCE                                                      7.50        12/15/2013           301,500
     245,000   ELECTRONIC DATA SYSTEMS CORPORATION SERIES B                                6.00        08/01/2013           228,529
   1,100,000   GLOBAL CASH ACCOUNT FINANCE++                                               8.75        03/15/2012         1,130,250
   1,451,000   H&E EQUIPMENT FINANCE                                                      12.50        06/15/2013         1,233,350
     750,000   IOWA TELECOMMUNICATIONS TERM LOAN+/-                                       10.36        03/26/2007           750,000
     100,000   KRATON POLYMERS LLC CAP++                                                   8.13        01/15/2014           102,000
   1,000,000   OAKHILL SECURITY FUND II SERIES B1-A++                                      8.57        10/15/2006         1,075,000
   3,420,000   SITEL CORPORATION                                                           9.25        03/15/2006         3,351,600
     750,000   TERPHANE HOLDING CORPORATION++                                             12.50        06/15/2009           710,392
     500,000   VERTIS INCORPORATED                                                         9.75        04/01/2009           542,500
   1,750,000   VERTIS INCORPORATED++                                                      13.50        12/07/2009         1,776,250
   1,700,000   VERTIS INCORPORATED SERIES B                                               10.88        06/15/2009         1,810,500
     225,000   WII COMPONENTS INCORPORATED++                                              10.00        02/15/2012           222,750

                                                                                                                         14,539,521
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 1.84%
   1,300,000   AAIPHARMA INCORPORATED                                                     11.50        04/01/2010         1,098,500
   1,000,000   ALLIED WASTE NORTH AMERICA++                                                6.50        11/15/2010           970,000
     250,000   ALLIED WASTE NORTH AMERICA++                                                5.75        02/15/2011           232,500
   1,050,000   ALLIED WASTE NORTH AMERICA++                                                6.38        04/15/2011         1,010,625
     500,000   HERCULES INCORPORATED++                                                     6.75        10/15/2029           470,000
     725,000   MILLENNIUM AMERICA INCORPORATED                                             7.00        11/15/2006           741,313
     450,000   NALCO COMPANY++                                                             7.75        11/15/2011           470,250
     450,000   NALCO COMPANY++                                                             8.88        11/15/2013           470,250

                                                                                                                          5,463,438
                                                                                                                     --------------

COMMUNICATIONS - 6.76%
     397,000   ADVANSTAR COMMUNICATIONS INCORPORATED+/-                                    8.75        08/15/2008           413,376
     375,000   ALASKA COMMUNICATIONS SYSTEMS HOLDINGS INCORPORATED                         9.38        05/15/2009           375,000

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
COMMUNICATIONS (CONTINUED)
$    750,000   ALASKA COMMUNICATIONS SYSTEMS HOLDINGS INCORPORATED                         9.88%       08/15/2011    $      765,000
     140,000   AMERICAN MEDIA OPERATION INCORPORATED                                       8.88        01/15/2011           136,850
     690,000   BRITISH SKY BROADCASTING PLC                                                8.20        07/15/2009           796,276
   3,250,000   CHARTER COMMUNICATION OPT LLC CAP++                                         8.00        04/30/2012         3,168,750
   1,500,000   CITIZENS COMMUNICATIONS                                                     9.25        05/15/2011         1,549,699
     500,000   CONSOLIDATED COMMUNICATION HOLDINGS++                                       9.75        04/01/2012           500,000
     125,000   CSC HOLDINGS INCORPORATED++                                                 6.75        04/15/2012           120,312
     690,000   DIRECTV HOLDINGS LLC                                                        8.38        03/15/2013           762,450
     500,000   EMMIS COMMUNICATIONS CORPORATION SERIES B                                   8.13        03/15/2009           520,315
     650,000   EMMIS OPERATING COMPANY++                                                   6.88        05/15/2012           637,000
     550,000   GARDEN STATE NEWSPAPERS INCORPORATED                                        8.63        07/01/2011           572,000
     500,000   GRANDE COMMUNICATION HOLDINGS INCORPORATED++                               14.00        04/01/2011           477,500
   2,000,000   LIN TELEVISION CORPORATION                                                  6.50        05/15/2013         1,945,000
     700,000   LODGENET ENTERTAINMENT CORPORATION                                          9.50        06/15/2013           763,000
     275,000   NEXSTAR FINANCE INCORPORATED++                                              7.00        01/15/2014           264,688
     500,000   PAXSON COMMUNICATION CORPORATION+++/-                                       3.89        01/15/2010           495,000
     105,000   SINCLAIR BROADCAST GROUP INCORPORATED                                       8.75        12/15/2011           112,088
     870,000   SINCLAIR BROADCAST GROUP INCORPORATED                                       8.00        03/15/2012           889,575
   2,075,000   SPRINT CAPITAL CORPORATION                                                  8.38        03/15/2012         2,392,241
   1,075,000   TIME WARNER INCORPORATED                                                    6.88        05/01/2012         1,161,921
   1,250,000   XM SATELLITE RADIO INCORPORATED+++/-                                        6.65        05/01/2009         1,253,125

                                                                                                                         20,071,166
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 1.14%
   1,540,000   CAPITAL ONE FINANCIAL CORPORATION                                           7.25        05/01/2006         1,639,065
   1,750,000   CHEVY CHASE BANK FSB                                                        6.88        12/01/2013         1,736,875

                                                                                                                          3,375,940
                                                                                                                     --------------

EATING & DRINKING PLACES - 6.04%
   3,495,000   BUFFETS INCORPORATED                                                       11.25        07/15/2010         3,792,075
   4,525,000   CKE RESTAURANTS INCORPORATED                                                9.13        05/01/2009         4,683,375
   1,693,000   DENNY'S CORPORATION                                                        11.25        01/15/2008         1,599,885
   1,300,000   DENNY'S HOLDINGS INCORPORATED                                              12.75        09/30/2007         1,365,000
   1,995,000   EL POLLO LOCO INCORPORATED++                                                9.25        12/15/2009         2,034,900
     700,000   FRIENDLY ICE CREAM CORPORATION++                                            8.38        06/15/2012           693,000
     175,000   NE RESTAURANT COMPANY INCORPORATED                                         10.75        07/15/2008           152,250
     715,000   PERKINS FAMILY RESTUARANTS LP SERIES B                                     10.13        12/15/2007           729,300
   1,500,000   REAL MEX RESTAURANTS INCORPORATED++                                        10.00        04/01/2010         1,500,000
   1,655,000   SBARRO INCORPORATED                                                        11.00        09/15/2009         1,386,063

                                                                                                                         17,935,848
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.18%
     990,000   ALLIED WASTE NORTH AMERICA                                                  7.88        04/15/2013         1,009,800
   1,250,000   FERRELLGAS PARTNERS LP++                                                    6.75        05/01/2014         1,196,875
     703,000   INTEGRATED ELECTRIC SERVICES INCORPORATED SERIES B                          9.38        02/01/2009           732,878
     540,000   INTEGRATED ELECTRIC SERVICES INCORPORATED SERIES C                          9.38        02/01/2009           562,950

                                                                                                                          3,502,503
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT - 1.05%
$    850,000   COMMUNICATIONS AND POWER INDUSTRIAL++                                       8.00%       02/01/2012    $      845,750
   1,000,000   FEDDERS NORTH AMERICA++                                                     9.88        03/01/2014           920,000
   1,250,000   ITRON INCORPORATED++                                                        7.75        05/15/2012         1,250,000
      50,000   RAYOVAC CORPORATION                                                         8.50        10/01/2013            51,625
      60,000   WESCO DISTRIBUTION INCORPORATED SERIES B                                    9.13        06/01/2008            60,825

                                                                                                                          3,128,200
                                                                                                                     --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.01%
     308,000   FOSTER WHEELER LIMITED LIABILITY CORPORATION                                6.75        11/15/2005           278,740
   1,155,000   URS CORPORATION                                                            11.50        09/15/2009         1,319,588
   1,313,000   URS CORPORATION SERIES B                                                   12.25        05/01/2009         1,398,345

                                                                                                                          2,996,673
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.95%
   1,000,000   AUTOCAM CORPORATION++                                                      10.88        06/15/2014           982,500
     250,000   MUELLER GROUP INCORPORATED+++/-                                             5.92        11/01/2011           256,250
     600,000   MUELLER GROUP INCORPORATED++                                               10.00        05/01/2012           615,000
   1,000,000   TRANSPORTATION TECH INDUSTRIES++                                           12.50        03/31/2010           975,000

                                                                                                                          2,828,750
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 3.20%
     425,000   DEAN FOODS COMPANY                                                          6.63        05/15/2009           433,500
   3,050,000   DEL MONTE CORPORATION                                                       8.63        12/15/2012         3,240,625
     610,000   DELHAIZE AMERICA INCORPORATED                                               8.13        04/15/2011           663,464
     700,000   DOANE PET CARE COMPANY                                                      9.75        05/15/2007           637,000
     250,000   DOANE PET CARE COMPANY                                                     10.75        03/01/2010           260,625
     100,000   DOLE FOODS COMPANY INCORPORATED+/-                                          8.63        05/01/2009           101,000
   1,755,000   DOLE FOODS COMPANY INCORPORATED                                             7.25        06/15/2010         1,658,475
   1,400,000   MRS. FIELDS BRANDS FINANCE++                                               11.50        03/15/2011         1,323,000
     285,000   MRS. FIELDS ORIGINAL++                                                      9.00        03/15/2011           236,550
     900,000   SMITHFIELD FOODS INCORPORATED SERIES B                                      7.75        05/15/2013           940,500

                                                                                                                          9,494,739
                                                                                                                     --------------

FOOD STORES - 1.66%
   1,065,000   CARROLS CORPORATION                                                         9.50        12/01/2008         1,086,300
     850,000   DOMINO'S INCORPORATED                                                       8.25        07/01/2011           898,875
   2,500,000   O'CHARLEYS INCORPORATED++                                                   9.00        11/01/2013         2,562,500
     200,000   STATER BROTHERS HOLDINGS                                                   10.75        08/15/2006           208,500
     175,000   WINN-DIXIE STORES INCORPORATED                                              8.88        04/01/2008           164,500

                                                                                                                          4,920,675
                                                                                                                     --------------

FURNITURE & FIXTURES - 0.13%
     110,000   O'SULLIVAN INDUSTRIES INCORPORATED                                         10.63        10/01/2008            93,500
     645,000   O'SULLIVAN INDUSTRIES INCORPORATED SERIES B                                13.38        10/15/2009           296,700

                                                                                                                            390,200
                                                                                                                     --------------

GENERAL MERCHANDISE STORES - 1.31%
   1,250,000   AMSCAN HOLDINGS INCORPORATED++                                              8.75        05/01/2014         1,250,000
     330,000   JC PENNY COMPANY INCORPORATED                                               7.40        04/01/2037           351,450
     500,000   SAKS INCORPORATED                                                           7.25        12/01/2004           503,750
   1,725,000   SAKS INCORPORATED                                                           7.50        12/01/2010         1,785,375

                                                                                                                          3,890,575
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
HEALTH SERVICES - 0.80%
$    649,000   KINETIC CONCEPTS INCORPORATED                                               7.38%       05/15/2013    $      684,695
   1,535,000   TEAM HEALTH INCORPORATED++                                                  9.00        04/01/2012         1,450,575
     225,000   UNIVERSAL HOSPITAL SERVICES INCORPORATED                                   10.13        11/01/2011           229,500

                                                                                                                          2,364,770
                                                                                                                     --------------

HOLDING & OTHER INVESTMENT OFFICES - 3.01%
   3,500,000   BF SAUL REIT                                                                7.50        03/01/2014         3,438,750
      46,000   IOS CAPITAL LLC                                                             7.25        06/30/2008            47,840
   2,450,000   PCA FINANCE CORPORATION                                                    11.88        08/01/2009         2,633,750
   1,155,000   PENHALL INTERNATIONAL CORPORATION                                          12.00        08/01/2006         1,114,575
   1,625,000   SHERIDAN ACQUISITION CORPORATION++                                         10.25        08/15/2011         1,706,250

                                                                                                                          8,941,165
                                                                                                                     --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.69%
     800,000   CONGOLEUM CORPORATION^^                                                     8.63        08/01/2008           640,000
     100,000   NORCRAFT FINANCE CORPORATION++                                              9.00        11/01/2011           104,750
   1,350,000   SEALY MATTRESS COMPANY++                                                    8.25        06/15/2014         1,316,250

                                                                                                                          2,061,000
                                                                                                                     --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.72%
   2,025,000   AZTAR CORPORATION                                                           9.00        08/15/2011         2,207,250
   2,536,000   HOST MARRIOTT CORPORATION SERIES B                                          7.88        08/01/2008         2,599,400
     300,000   MANDALAY RESORT GROUP                                                       6.50        07/31/2009           300,750
   1,625,000   MANDALAY RESORT GROUP                                                       6.38        12/15/2011         1,584,375
     200,000   MERISTAR HOSPITALITY CORPORATION                                            9.13        01/15/2011           203,000
   1,450,000   MGM MIRAGE INCORPORATED                                                     6.00        10/01/2009         1,437,313
   2,480,000   MGM MIRAGE INCORPORATED                                                     8.38        02/01/2011         2,678,400
   1,500,000   MGM MIRAGE INCORPORATED++                                                   5.88        02/27/2014         1,376,250
   1,310,000   PRIME HOSPITALITY CORPORATION SERIES B                                      8.38        05/01/2012         1,336,200
   1,455,000   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                            7.88        05/01/2012         1,527,750
   1,800,000   STATION CASINOS INCORPORATED                                                6.00        04/01/2012         1,728,000

                                                                                                                         16,978,688
                                                                                                                     --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.46%
   1,200,000   COLUMBUS MCKINNON CORPORATION NY                                           10.00        08/01/2010         1,278,000
     100,000   GREAT LAKES DREDGE & DOCK++                                                 7.75        12/15/2013            86,000

                                                                                                                          1,364,000
                                                                                                                     --------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.04%
     100,000   KOPPERS INCORPORATED++                                                      9.88        10/15/2013           107,500
                                                                                                                     --------------

MACHINERY - 0.68%
     400,000   JLG INDUSTRIES INCORPORATED                                                 8.25        05/01/2008           418,000
   1,605,000   JLG INDUSTRIES INCORPORATED                                                 8.38        06/15/2012         1,613,025

                                                                                                                          2,031,025
                                                                                                                     --------------

METAL MINING - 0.72%
   1,940,000   USEC INCORPORATED                                                           6.63        01/20/2006         1,935,150
     200,000   WISE METALS GROUP LLC++                                                    10.25        05/15/2012           201,000

                                                                                                                          2,136,150
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.09%
$    400,000   AEARO COMPANY I++                                                           8.25%       04/15/2012    $      404,000
   1,100,000   AVONDALE MILLS INCORPORATED                                                10.25        07/01/2013           638,000
   2,515,000   BOMBARDIER INCORPORATED SERIES++                                            6.75        05/01/2012         2,382,726
   1,670,000   BUILDING MATERIALS CORPORATION OF AMERICA SERIES B                          7.75        07/15/2005         1,674,175
     900,000   BUILDING MATERIALS CORPORATION OF AMERICA SERIES B                          8.00        10/15/2007           893,250
     832,000   CROWN CORK & SEAL FINANCE PLC                                               7.00        12/15/2006           840,320
     750,000   HEXCEL CORPORATION                                                          9.88        10/01/2008           828,750
     500,000   IMCO RECYCLING INCORPORATED                                                10.38        10/15/2010           525,000
     685,000   JACUZZI BRANDS INCORPORATED                                                 9.63        07/01/2010           732,950
     500,000   MAAX CORPORATION++                                                          9.75        06/15/2012           512,500
     565,000   OWENS-BROCKWAY                                                              7.75        05/15/2011           576,300
   3,760,000   OWENS-ILLINOIS INCORPORATED                                                 7.50        05/15/2010         3,534,400
     450,000   PRESTOLITE ELECTRIC INCORPORATED                                            9.63        02/01/2008           464,436
     245,000   REDDY ICE GROUP INCORPORATED                                                8.88        08/01/2011           256,025
     805,000   VISTEON CORPORATION                                                         8.25        08/01/2010           849,275

                                                                                                                         15,112,107
                                                                                                                     --------------

MISCELLANEOUS RETAIL - 2.83%
   2,915,000   DILLARD'S INCORPORATED AR                                                   7.38        06/01/2006         3,002,450
     830,000   DILLARD'S INCORPORATED AR                                                   7.85        10/01/2012           846,600
     100,000   KEYSTONE AUTOMOTIVE OPERATIONS++                                            9.75        11/01/2013           106,000
     500,000   PANTRY INCORPORATED++                                                       7.75        02/15/2014           488,750
     675,000   PEP BOYS-MANY MOE & JACK SERIES MTNB                                        6.92        07/07/2006           690,188
   1,000,000   REMINGTON ARMS COMPANY INCORPORATED                                        10.50        02/01/2011           965,000
   2,105,000   TOYS R US INCORPORATED                                                      7.63        08/01/2011         2,105,000
     200,000   TOYS R US INCORPORATED                                                      7.88        04/15/2013           200,750

                                                                                                                          8,404,738
                                                                                                                     --------------

MOTION PICTURES - 0.92%
     800,000   CARMIKE CINEMAS++                                                           7.50        02/15/2014           772,000
   1,350,000   CINEMARK INCORPORATED++^                                                    9.73        03/15/2014           857,250
     570,000   MUZAK FINANCE CORPORATION LLC                                              10.00        02/15/2009           547,200
     552,000   MUZAK FINANCE CORPORATION LLC                                              13.00        03/15/2010           545,100

                                                                                                                          2,721,550
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.87%
   3,510,000   FORD MOTOR CREDIT COMPANY                                                   7.25        10/25/2011         3,648,550
     250,000   FORD MOTOR CREDIT COMPANY                                                   7.00        10/01/2013           250,914
   1,635,000   H&E EQUIPMENT/FINANCE                                                      11.13        06/15/2012         1,651,350

                                                                                                                          5,550,814
                                                                                                                     --------------

NONCLASSIFIABLE ESTABLISHMENTS - 2.26%
   5,740,000   DJ TRAC-X NA HY S2 T1++                                                     7.38        03/25/2009         5,503,225
   1,130,000   INTERLINE BRANDS INCORPORATED                                              11.50        05/15/2011         1,203,450

                                                                                                                          6,706,675
                                                                                                                     --------------

OIL & GAS EXTRACTION - 1.07%
     750,000   ENCORE ACQUISITION COMPANY++                                                6.25        04/15/2014           705,000
     525,000   GIANT INDUSTRIES                                                            8.00        05/15/2014           517,125
     475,000   NUEVO ENERGY COMPANY SERIES B                                               9.38        10/01/2010           534,969
     300,000   TOM BROWN INCORPORATED                                                      7.25        09/15/2013           334,500

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
OIL & GAS EXTRACTION (CONTINUED)
$    120,000   UNIVERSAL COMPRESSION INCORPORATED                                          7.25%       05/15/2010    $      124,200
     947,000   WISER OIL COMPANY                                                           9.50        05/15/2007           958,837

                                                                                                                          3,174,631
                                                                                                                     --------------

PAPER & ALLIED PRODUCTS - 2.40%
   1,670,000   AEP INDUSTRIES INCORPORATED                                                 9.88        11/15/2007         1,703,400
     750,000   CONSOLIDATED CONTAINER COMPANY++^                                          10.23        06/15/2009           558,750
     250,000   CONSOLIDATED CONTAINER COMPANY                                             10.13        07/15/2009           220,000
     515,000   CONSTAR INTERNATIONAL INCORPORATED                                         11.00        12/01/2012           453,200
   1,215,000   FORT JAMES CORPORATION                                                      6.63        09/15/2004         1,221,075
     630,000   GRAHAM PACKAGING COMPANY INCORPORATED SERIES B                              8.75        01/15/2008           636,300
     950,000   GRAHAM PACKAGING COMPANY INCORPORATED SERIES B                             10.75        01/15/2009           973,750
     900,000   TEKNI-PLEX INCORPORATED++                                                   8.75        11/15/2013           864,000
     500,000   TEKNI-PLEX INCORPORATED SERIES B                                           12.75        06/15/2010           495,000

                                                                                                                          7,125,475
                                                                                                                     --------------

PERSONAL SERVICES - 0.31%
     250,000   NEIGHBORCARE INCORPORATED++                                                 6.88        11/15/2013           251,250
     200,000   SERVICE CORPORATION INTERNATIONAL                                           6.88        10/01/2007           203,000
     500,000   SERVICE CORPORATION INTERNATIONAL++                                         6.75        04/01/2016           457,500

                                                                                                                            911,750
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.28%
     850,000   EL PASO CGP COMPANY                                                         6.50        05/15/2006           813,875
      25,000   GIANT INDUSTRIES INCORPORATED                                              11.00        05/15/2012            27,750

                                                                                                                            841,625
                                                                                                                     --------------

PIPELINES, EXCEPT NATURAL GAS - 0.68%
     526,000   EL PASO ENERGY PARTNERS LP EL PASO ENERGY PARTNERS FINANCE
               CORPORATION SERIES B                                                        8.50        06/01/2011           573,340
     750,000   GULFTERRA ENERGY PARTNERS LIMITED PARTNERSHIP                               6.25        06/01/2010           765,000
     216,000   GULFTERRA ENERGY PARTNERS LIMITED PARTNERSHIP SERIES B                      8.50        06/01/2010           238,680
     450,000   TRANSMONTAIGNE INCORPORATED                                                 9.13        06/01/2010           452,250

                                                                                                                          2,029,270
                                                                                                                     --------------

PRIMARY METAL INDUSTRIES - 0.68%
     970,000   EURAMAX INTERNATIONAL INCORPORATED                                          8.50        08/15/2011           999,100
     450,000   IPSCO INCORPORATED                                                          8.75        06/01/2013           492,750
     550,000   VALMONT INDUSTRIES INCORPORATED++                                           6.88        05/01/2014           533,500

                                                                                                                          2,025,350
                                                                                                                     --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 6.25%
   1,705,000   AMERICAN COLOR GRAPHICS INCORPORATED                                       10.00        06/15/2010         1,481,219
     765,000   AMERICAN GREETINGS CORPORATION                                              6.10        08/01/2028           778,387
   1,435,000   AMERICAN MEDIA OPERATION SERIES B                                          10.25        05/01/2009         1,488,812
     915,000   DEX MEDIA WEST LLC/DEX MEDIA FINANCE COMPANY++                              9.88        08/15/2013         1,007,644
   1,045,000   HOUGHTON MIFFLIN COMPANY                                                    9.88        02/01/2013         1,071,125
     725,000   HOUGHTON MIFFLIN COMPANY^                                                  12.83        10/15/2013           400,563
   1,230,000   MAIL WELL I CORPORATION                                                     9.63        03/15/2012         1,334,550
     650,000   MAIL WELL I CORPORATION++                                                   7.88        12/01/2013           598,000
   1,650,000   MEDIANEWS GROUP INCORPORATED                                                6.88        10/01/2013         1,592,250
     250,000   MEDIANEWS GROUP INCORPORATED                                                6.38        04/01/2014           231,250
     198,592   MERRILL CORPORATION SERIES A+/-                                            12.00        05/01/2009           189,655


WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
$    959,024   MERRILL CORPORATION SERIES B+/-                                            12.00%       05/01/2009    $      915,868
   2,680,000   PRIMEDIA INCORPORATED                                                       7.63        04/01/2008         2,673,300
   1,025,000   PRIMEDIA INCORPORATED                                                       8.88        05/15/2011         1,022,438
   2,635,000   PRIMEDIA INCORPORATED++                                                     8.00        05/15/2013         2,476,900
   1,250,000   SHERIDAN GROUP++                                                           10.25        08/15/2011         1,312,500

                                                                                                                         18,574,461
                                                                                                                     --------------

REAL ESTATE - 2.66%
   1,000,000   FELCOR LODGING LIMITED PARTNERSHIP                                          9.00        06/01/2011         1,020,000
   1,000,000   FELCOR LODGING LP+++/-                                                      5.84        06/01/2011         1,005,000
     500,000   FELCOR SUITES LIMITED PARTNERSHIP                                           7.38        10/01/2004           506,250
     300,000   FELCOR SUITES LIMITED PARTNERSHIP                                           7.63        10/01/2007           303,750
   1,000,000   HOST MARRIOTT LIMITED PARTNERSHIP                                           7.13        11/01/2013           972,500
   1,615,000   HOST MARRIOTT LIMITED PARTNERSHIP SERIES I                                  9.50        01/15/2007         1,752,275
     300,000   MERITAGE CORPORATION++                                                      7.00        05/01/2014           286,500
   2,090,000   THORNBURG MORTGAGE INCORPORATED                                             8.00        05/15/2013         2,053,425

                                                                                                                          7,899,700
                                                                                                                     --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.14%
     400,000   PLAYTEX PRODUCTS INCORPORATED++                                             8.00        03/01/2011           411,000
                                                                                                                     --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.17%
     500,000   JP MORGAN CHASE & COMPANY                                                   5.75        01/02/2013           506,525
                                                                                                                     --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.31%
     400,000   CROWN CORK AND SEAL                                                         8.00        04/15/2023           356,000
     500,000   TEXAS INDUSTRIES INCORPORATED                                              10.25        06/15/2011           556,875

                                                                                                                            912,875
                                                                                                                     --------------

TEXTILE MILL PRODUCTS - 0.78%
     500,000   COLLINS & AIKMAN FLOOR COVER SERIES B                                       9.75        02/15/2010           507,500
   1,395,000   DAN RIVER INCORPORATED++^^                                                 12.75        04/15/2009           303,412
     235,000   INTERFACE INCORPORATED                                                      7.30        04/01/2008           229,125
     525,000   INVISTA++                                                                   9.25        05/01/2012           518,438
   1,000,000   UNIFI INCORPORATED SERIES B                                                 6.50        02/01/2008           750,000

                                                                                                                          2,308,475
                                                                                                                     --------------

TOBACCO PRODUCTS - 1.11%
   2,410,000   ALTRIA GROUP INCORPORATED                                                   7.65        07/01/2008         2,549,349
     350,000   RJ REYNOLDS TOBACCO HOLDINGS INCORPORATED                                   7.25        06/01/2012           325,500
     400,000   RJ REYNOLDS TOBACCO HOLDINGS INCORPORATED SERIES B                          7.75        05/15/2006           407,000

                                                                                                                          3,281,849
                                                                                                                     --------------

TRANSPORTATION BY AIR - 0.87%
   3,485,000   EVERGREEN INTERNATIONAL AVIATION INCORPORATED                              12.00        05/15/2010         2,578,900
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
TRANSPORTATION EQUIPMENT - 2.99%
$    655,000   COLLINS & AIKMAN CORPORATION                                               10.75%       12/31/2011    $      651,725
      65,000   DANA CORPORATION                                                           10.13        03/15/2010            73,450
     500,000   DANA CORPORATION                                                            9.00        08/15/2011           568,750
   1,875,000   DURA OPERATING CORPORATION SERIES D                                         9.00        05/01/2009         1,818,750
     990,000   EAGLE-PICHER INDUSTRIES INCORPORATED                                        9.75        09/01/2013         1,056,825
   3,000,000   GENERAL MOTORS CORPORATION                                                  7.13        07/15/2013         3,054,939
     200,000   LAZYDAYS RV CENTER INCORPORATED++                                          11.75        05/15/2012           206,000
     500,000   ORBITAL SCIENCES CORPORATION SERIES B                                       9.00        07/15/2011           535,000
     143,000   TRW AUTOMOTIVE INCORPORATED                                                 9.38        02/15/2013           159,803
     656,000   TRW AUTOMOTIVE INCORPORATED                                                11.00        02/15/2013           764,240

                                                                                                                          8,889,482
                                                                                                                     --------------

TRANSPORTATION SERVICES - 0.09%
     250,000   WILLIAMS SCOTSMAN INCORPORATED                                             10.00        08/15/2008           270,000
                                                                                                                     --------------

WATER TRANSPORTATION - 0.16%
     500,000   OMI CORPORATION                                                             7.63        12/01/2013           485,000
                                                                                                                     --------------

WHOLESALE TRADE-DURABLE GOODS - 0.26%
     295,000   OWENS & MINOR INCORPORATED                                                  8.50        07/15/2011           323,025
     400,000   PRESTIGE BRANDS INCORPORATED++                                              9.25        04/15/2012           380,000
      75,000   WESCO DISTRIBUTION INCORPORATED                                             9.13        06/01/2008            76,031

                                                                                                                            779,056
                                                                                                                     --------------

TOTAL CORPORATE BONDS & NOTES (COST $259,663,030)                                                                       262,051,468
                                                                                                                     --------------

FOREIGN GOVERNMENT BONDS - 0.94%
   1,050,000   BOMBARDIER RECREATIONAL++                                                   8.38        12/15/2013           997,499
     375,000   VWR INTERNATIONAL INCORPORATED++                                            6.88        04/15/2012           370,312
     500,000   VWR INTERNATIONAL INCORPORATED++                                            8.00        04/15/2014           501,250
     925,000   WASTE SERVICES INCORPORATED++                                               9.50        04/15/2014           934,250

TOTAL FOREIGN GOVERNMENT BONDS (COST $2,907,941)                                                                          2,803,311
                                                                                                                     --------------

TERM LOANS - 3.44%
   1,785,076   CHARTER COMMUNICATIONS OPERATING LLC TERM LOAN B+++/-                       4.42        04/07/2011         1,763,352
   1,000,000   CKE RESTAURANTS INCORPORATED 1ST LIEN TERM LOAN B+++/-                      4.26        05/01/2010         1,010,000
     250,000   CONSOLIDATED CONTAINER, TL+++/-                                             4.51        12/15/2008           247,500
     500,000   DOANE PET CARE COMPANY BANK LOAN+++/-                                       6.15        12/29/2005           503,125
   1,000,000   JUNO LIGHTING INCORPORATED 2ND LIEN TERM LOAN+++/-                          6.78        05/21/2011           995,000
     532,999   LEVI STRAUSS & COMPANY BANK DEBT+++/-                                       8.88        09/29/2009           557,250
      17,001   LEVI STRAUSS & COMPANY BANK DEBT+++/-                                       8.88        09/29/2009            17,774
     660,000   MAIDENFORM INCORPORATED 1ST LIEN+++/-                                       4.51        05/11/2010           663,300
   1,100,000   MAIDENFORM INCORPORATED 2ND LIEN+++/-                                       8.76        05/11/2011         1,102,750
     500,000   NEBRASKA TERM LOAN B+++/-                                                   3.84        03/04/2011           507,190
     999,999   PEGASUS MEDIA & COMMUNICATIONS BANK NOTE+++/-                               9.00        07/31/2006           984,999
      500,00   PRESTIGE BRANDS INCORPORATED 2ND LIEN TERM LOAN C+++/-                      5.89        10/06/2011           501,250
   1,350,000   WASTE SERVICES INCORPORATED TRANCHE B+++/-                                  4.38        04/30/2011         1,355,913

TOTAL TERM LOANS (COST $10,240,866)                                                                                      10,209,403
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                               VALUE
PREFERRED STOCKS - 2.83%
      76,000   CBL & ASSOCIATES PROPERTIES, INC.(Y)                                                                  $    1,937,999
      40,000   DEVELOPERS DIVERSIFIED REALTY CORPORATION(Y)                                                               1,016,000
      30,000   FIRST REPUBLIC BANK PREFERRED CAPITAL CORPORATION II(Y)++                                                    746,250
      16,000   GABLES RESIDENTIAL TRUST SERIES D(Y)                                                                         402,400
      30,000   LEXINGTON CORPORATE PROPERTIES TRUST SERIES B(Y)                                                             756,000
         113   PAXSON COMMUNICATIONS CORPORATION(Y)                                                                         992,826
         640   PORT TOWNSEND PAPER CORPORATION SERIES UNIT(Y)++                                                             630,400
      40,000   PUBLIC STORAGE SERIES X                                                                                      921,600
      40,000   REGENCY CENTERS CORPORATION(Y)                                                                               986,000

TOTAL PREFERRED STOCKS (COST $8,362,570)                                                                                  8,389,475
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 15.74%
               COLLATERAL FOR SECURITIES LENDING                                                                         46,738,356

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $46,738,356)                                                               46,738,356
                                                                                                                     --------------

PRINCIPAL                                                                             INTEREST RATE   MATURITY DATE
SHORT TERM INVESTMENTS - 2.99%

REPURCHASE AGREEMENTS - 2.99%
$  3,408,000   GOLDMAN SACHS GROUP - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES       0.96%       06/01/2004         3,408,000
   5,479,000   MORGAN STANLEY - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES            0.97        06/01/2004         5,479,000

TOTAL REPURCHASE AGREEMENTS (COST $8,887,000)                                                                             8,887,000
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $336,799,763)*                               114.18%                                                           $  339,079,013
OTHER ASSETS AND LIABILITIES, NET                  (14.18)                                                              (42,098,068)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  296,980,945
                                                   ======                                                            ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE SECURITIES.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

(Y) PAYMENT-IN-KIND (PIK) SECURITIES ARE SECURITIES IN WHICH THE ISSUER MAY MAKE INTEREST OR DIVIDEND PAYMENTS IN CASH OR ADDITIONAL SECURITIES. THESE ADDITIONAL SECURITIES GENERALLY HAVE THE SAME TERMS AS THE ORIGINAL HOLDINGS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $336,938,503 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                              $ 7,886,349
      GROSS UNREALIZED DEPRECIATION                               (5,745,839)
      NET UNREALIZED APPRECIATION (DEPRECIATION)                 $ 2,140,510

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                               VALUE
AFFILIATED BOND FUNDS - 4.92%
   1,588,813   WELLS FARGO HIGH YIELD BOND FUND CLASS A+                                                             $   16,603,091

TOTAL AFFILIATED BOND FUNDS (COST $16,685,417)                                                                           16,603,091
                                                                                                                     --------------

BOND FUND - 5.24%
     164,000   ISHARES GS INVESTOP CORPORATE BOND FUND                                                                   17,712,000

TOTAL BOND FUND (COST $18,040,984)                                                                                       17,712,000
                                                                                                                     --------------

PRINCIPAL                                                                             INTEREST RATE   MATURITY DATE
ASSET-BACKED SECURITIES - 5.19%
$    260,000   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2002-C CLASS A4             3.55%       02/12/2009           262,330
   1,530,000   AMERICREDIT AUTOMOBILE SERIES 2003-DM CLASS A4                              2.84        08/06/2010         1,512,543
   2,155,000   CAPITAL ONE AUTO FINANCE TRUST SERIES 2003-B CLASS A4                       3.18        09/15/2010         2,129,021
   3,016,821   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2003-5 CLASS 1A1+/-         1.22        04/25/2018         3,017,796
     825,000   DELTA AIR LINES INCORPORATED SERIES 2002-1                                  6.42        07/02/2012           854,628
     118,527   FORD CREDIT AUTO OWNER TRUST SERIES 2002-D CLASS A2B+/-                     1.17        03/15/2005           118,530
   3,200,000   FORD CREDIT AUTO OWNER TRUST SERIES 2003-A CLASS A3A                        2.20        07/17/2006         3,206,583
   1,870,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2003-2 CLASS A4                           3.02        12/17/2010         1,838,462
   2,425,000   JOHN DEERE OWNER TRUST SERIES 2004-A CLASS A4                               3.02        03/15/2011         2,384,836
   2,200,000   PROVIDIAN GATEWAY MASTER TRUST SERIES 2001-B CLASS A+++/-                   1.40        04/15/2009         2,204,404

TOTAL ASSET-BACKED SECURITIES (COST $17,619,353)                                                                         17,529,133
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.27%
  50,380,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-1
               CLASS XP(C)+/-                                                              0.83        11/10/2039         1,688,118
  19,560,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-2
               CLASS XP(C)+/-                                                              1.16        11/10/2038         1,008,656
  29,036,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T10
               CLASS X2++(C)+/-                                                            1.27        03/13/2040         1,739,259
  65,795,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T12
               CLASS X2++(C)+/-                                                            0.80        08/13/2039         2,086,129
  27,950,894   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1998-C2
               CLASS AX(C)+/-                                                              0.94        11/11/2030         1,016,230
  35,817,486   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-C3
               CLASS AX++(C)+/-                                                            0.10        05/15/2038         1,399,669
  25,500,000   FIRST UNION NATIONAL BANK - BANK OF AMERICA COMMERCIAL MORTGAGE
               TRUST INTEREST ONLY SERIES 2001-C1 CLASS IO2++(C)+/-                        1.73        03/15/2011         2,022,352
  27,380,000   GE CAPITAL MORTGAGE CORPORATION SERIES 2004-C1 CLASS X2++(C)+/-             1.20        11/10/2038         1,434,624
   2,976,294   GLOBAL SIGNAL TRUST SERIES 2004-1 CLASS A++                                 3.71        01/15/2034         2,877,590
  42,071,542   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED INTEREST ONLY
               SERIES 2002-C1 CLASS X1++(C)+/-                                             0.52        11/15/2039         1,391,752
   3,258,975   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1
               CLASS A3                                                                    6.87        07/15/2029         3,510,825
 114,600,000   GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1A
               CLASS XP++(C)+/-                                                            0.55        06/10/2036         2,277,354
  32,514,277   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002 KEY2 X1++(C)+/-        1.28        03/18/2036         2,123,192

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $24,914,574)                                                             24,575,750
                                                                                                                     --------------

CORPORATE BONDS & NOTES - 51.29%

AMUSEMENT & RECREATION SERVICES - 0.11%
     320,000   INTERNATIONAL GAME TECHNOLOGY                                               8.38        05/15/2009           369,861
                                                                                                                     --------------

APPAREL & ACCESSORY STORES - 0.16%
     585,000   KOHLS CORPORATION                                                           6.00        01/15/2033           556,619
                                                                                                                     --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.15%
     540,000   MDC HOLDINGS INCORPORATED                                                   5.50        05/15/2013           517,886
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
CHEMICALS & ALLIED PRODUCTS - 0.33%
$    500,000   DOW CHEMICAL COMPANY                                                        6.00%       10/01/2012    $      517,491
     615,000   WYETH                                                                       5.50        02/01/2014           586,538

                                                                                                                          1,104,029
                                                                                                                     --------------

COMMUNICATIONS - 8.21%
   2,105,000   AMERICA MOVIL SA DE CV++                                                    5.50        03/01/2014         1,945,441
     810,000   AT&T CORPORATION                                                            8.05        11/15/2011           873,518
     865,000   AT&T WIRELESS SERVICES INCORPORATED                                         7.88        03/01/2011           983,786
     725,000   BELLSOUTH CORPORATION                                                       6.00        10/15/2011           762,104
   1,010,000   BRITISH TELECOMMUNICATIONS PLC                                              8.38        12/15/2010         1,182,636
     420,000   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                   7.65        09/15/2010           475,228
   2,970,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                          8.38        03/15/2013         3,486,774
   1,800,000   COX COMMUNICATIONS INCORPORATED                                             7.13        10/01/2012         1,969,243
   1,690,000   COX ENTERPRISES INCORPORATED++                                              8.00        02/15/2007         1,872,088
     845,000   DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                                   8.75        06/15/2030         1,029,451
   2,425,000   LIBERTY MEDIA CORPORATION+/-                                                2.61        09/17/2006         2,466,186
     545,000   LIBERTY MEDIA CORPORATION                                                   5.70        05/15/2013           536,927
   1,125,000   NEWS AMERICA HOLDINGS                                                       9.25        02/01/2013         1,412,332
     510,000   SOUTHWESTERN BELL TELEPHONE COMPANY                                         7.00        07/01/2015           559,256
   2,245,000   SPRINT CAPITAL CORPORATION                                                  6.90        05/01/2019         2,287,170
   1,425,000   TELECOM ITALIA CAPITAL++                                                    5.25        11/15/2013         1,378,092
   1,390,000   TIME WARNER COMPANIES INCORPORATED                                          6.63        05/15/2029         1,351,486
     560,000   VERIZON GLOBAL FUNDING CORPORATION                                          7.75        12/01/2030           630,327
   1,725,000   VERIZON NEW ENGLAND INCORPORATED                                            6.50        09/15/2011         1,836,238
     590,000   VODAFONE GROUP PLC                                                          7.75        02/15/2010           675,679

                                                                                                                         27,713,962
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 6.14%
   1,820,000   BANK OF AMERICA CORPORATION                                                 7.80        09/15/2016         2,138,500
     735,000   BANK ONE CORPORATION                                                        7.75        07/15/2025           841,501
   2,000,000   BANKAMERICA CORPORATION                                                     7.13        05/01/2006         2,155,798
     425,000   BANKNORTH GROUP INCORPORATED                                                3.75        05/01/2008           419,716
     350,000   BARCLAYS BANK PLC                                                           7.40        12/15/2009           396,753
     485,000   CAPITAL ONE BANK                                                            6.50        06/13/2013           494,787
     685,000   FIRST MIDWEST CAPITAL TRUST I++                                             6.95        12/01/2033           691,190
     600,000   FIRST TENNESSEE NATIONAL CORPORATION                                        4.50        05/15/2013           557,676
   1,480,000   FLEETBOSTON FINANCIAL CORPORATION                                           7.25        09/15/2005         1,568,433
     570,000   FLEETBOSTON FINANCIAL CORPORATION                                           3.85        02/15/2008           567,905
     805,000   GOLDEN WEST FINANCIAL CORPORATION                                           4.75        10/01/2012           778,744
     645,000   GREENPOINT BANK SERIES BKNT                                                 9.25        10/01/2010           787,045
     930,000   INDEPENDENCE COMMUNITY BANK CORPORATION+/-                                  3.50        06/20/2013           884,345
     570,000   KEYCORP                                                                     2.75        02/27/2007           557,244
   1,525,000   NATIONAL CITY BANK SERIES BKNT                                              6.20        12/15/2011         1,616,418
   1,030,000   NATIONAL WESTMINSTER BANK PLC                                               7.38        10/01/2009         1,179,018
     575,000   POPULAR NORTH AMERICA INCORPORATED                                          4.25        04/01/2008           574,702
     765,000   SOUTHTRUST CORPORATION                                                      5.80        06/15/2014           772,309
     385,000   UNIBANCO-UNIAO DE BANCO++                                                   7.38        12/15/2013           346,500
     235,000   UNIONBANCAL CORPORATION                                                     5.25        12/16/2013           230,679
   2,000,000   US BANCORP SERIES MTNN                                                      3.95        08/23/2007         2,010,534

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
$    505,000   WASHINGTON MUTUAL BANK FA                                                   6.88%       06/15/2011    $      557,072
     605,000   ZIONS BANCORPORATION                                                        6.00        09/15/2015           607,148

                                                                                                                         20,734,017
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.95%
     400,000   ALABAMA POWER CAPITAL TRUST V+/-                                            5.50        10/01/2042           412,277
     660,000   CONSTELLATION ENERGY GROUP INCORPORATED                                     7.60        04/01/2032           730,093
     680,000   DOMINION RESOURCES INCORPORATED SERIES E                                    6.75        12/15/2032           684,450
     990,000   ONCOR ELECTRIC DELIVERY COMPANY                                             6.38        05/01/2012         1,058,319
     460,000   ONCOR ELECTRIC DELIVERY COMPANY                                             7.00        05/01/2032           493,269
     435,000   PROGRESS ENERGY INCORPORATED                                                7.00        10/30/2031           447,468
   1,105,000   PSEG POWER LLC                                                              6.95        06/01/2012         1,197,491
   1,570,000   SEMPRA ENERGY+/-                                                            1.74        05/21/2008         1,568,152

                                                                                                                          6,591,519
                                                                                                                     --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT - 0.21%
   675,000     WISCONSIN ENERGY CORPORATION                                                5.50        12/01/2008           703,583
                                                                                                                     --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.16%
     600,000   SCIENCE APPLICATIONS INTERNATIONAL                                          5.50        07/01/2033           528,387
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.39%
   1,050,000   LOCKHEED MARTIN CORPORATION                                                 8.50        12/01/2029         1,309,818
                                                                                                                     --------------

FINANCIAL SERVICES - 1.49%
   2,160,000   CITIGROUP INCORPORATED                                                      6.63        06/15/2032         2,228,614
     525,000   DAI-ICHI MUTUAL LIFE++                                                      5.73        03/17/2014           499,829
   2,355,000   NATIONWIDE BUILDING SOCIETY++                                               2.63        01/30/2007         2,295,475

                                                                                                                          5,023,918
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 1.50%
   1,050,000   CADBURY SCHWEPPES US FINANCE LLC++                                          3.88        10/01/2008         1,029,656
   1,250,000   CIA BRASILEIRA DE BEBIDAS++                                                 8.75        09/15/2013         1,293,750
     445,000   CONAGRA INCORPORATED                                                        7.00        10/01/2028           474,791
     505,000   GENERAL MILLS INCORPORATED                                                  5.13        02/15/2007           525,115
     455,000   KELLOGG COMPANY SERIES B                                                    6.00        04/01/2006           480,137
     385,000   PEPSI BOTTLING GROUP INCORPORATED SERIES B                                  7.00        03/01/2029           426,799
     774,000   PEPSIAMERICAS INCORPORATED                                                  7.29        09/15/2026           838,814

                                                                                                                          5,069,062
                                                                                                                     --------------

FOOD STORES - 0.51%
     725,000   ALBERTSON'S INCORPORATED                                                    7.45        08/01/2029           779,483
     960,000   KROGER COMPANY                                                              5.50        02/01/2013           955,353

                                                                                                                          1,734,836
                                                                                                                     --------------

FORESTRY - 0.25%
     810,000   WEYERHAEUSER COMPANY                                                        5.95        11/01/2008           856,053
                                                                                                                     --------------

GENERAL MERCHANDISE STORES - 0.58%
     520,000   FEDERATED DEPARTMENT STORES                                                 6.63        04/01/2011           563,474
     375,000   MAY DEPARTMENT STORES COMPANY                                               8.00        07/15/2012           434,120
     820,000   WAL-MART STORES INCORPORATED                                                7.55        02/15/2030           979,250

                                                                                                                          1,976,844
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
HEALTH SERVICES - 0.85%
$    830,000   ANTHEM INCORPORATED                                                         6.80%       08/01/2012    $      908,793
   1,465,000   HCA INCORPORATED                                                            5.75        03/15/2014         1,360,134
     390,000   HUMANA INCORPORATED                                                         6.30        08/01/2018           387,794
     230,000   UNITEDHEALTH GROUP INCORPORATED                                             4.88        04/01/2013           223,794

                                                                                                                          2,880,515
                                                                                                                     --------------

HOLDING & OTHER INVESTMENT OFFICES - 4.22%
   2,200,000   CHRYSLER FINANCIAL COMPANY LLC SERIES EMTN+/-                               1.32        04/27/2005         2,189,713
   2,610,000   PREFERRED TERM SECURITIES XIII CLASS B-3+++/-                               4.63        03/24/2034         2,487,069
   3,000,000   PRUDENTIAL FUNDING LLC SERIES MTN++                                         6.60        05/15/2008         3,263,514
   6,500,000   TRAC-X NA LIMITED SERIES SER2++                                             4.25        03/25/2009         6,319,625

                                                                                                                         14,259,921
                                                                                                                     --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.20%
     675,000   TYCO INTERNATIONAL GROUP SA                                                 6.00        11/15/2013           683,711
                                                                                                                     --------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.78%
     515,000   AEGON NV                                                                    4.75        06/01/2013           490,341
     395,000   ALLSTATE CORPORATION                                                        6.13        12/15/2032           386,857
   1,220,000   PXRE CAPITAL TRUST I                                                        8.85        02/01/2027         1,220,000
     555,000   TRAVELERS PROPERTY CASUALTY CORPORATION                                     6.38        03/15/2033           542,422

                                                                                                                          2,639,620
                                                                                                                     --------------

INSURANCE CARRIERS - 2.72%
     605,000   AMBAC FINANCIAL GROUP INCORPORATED                                          9.38        08/01/2011           756,623
     480,000   AMERICAN INTERNATIONAL GROUP SERIES MTNF                                    2.85        12/01/2005           481,742
     590,000   ASSURANT INCORPORATED++                                                     6.75        02/15/2034           579,833
     600,000   FIDELITY NATIONAL FINANCIAL INCORPORATED                                    5.25        03/15/2013           582,953
     390,000   HARTFORD FINANCIAL SERVICES GROUP                                           4.75        03/01/2014           366,537
     460,000   JOHN HANCOCK FINANCIAL SERVICES INCORPORATED                                5.63        12/01/2008           484,336
     415,000   MBIA INCORPORATED                                                           9.38        02/15/2011           522,889
     525,000   METLIFE INCORPORATED                                                        5.38        12/15/2012           530,859
     880,000   NATIONWIDE CSN TRUST++                                                      9.88        02/15/2025           959,226
     565,000   ODYSSEY RE HOLDINGS                                                         7.65        11/01/2013           604,823
   1,370,000   PRINCIPAL LIFE INCORPORATED FUNDING                                         3.20        04/01/2009         1,304,713
     950,000   PRUDENTIAL FINANCIAL INCORPORATED SERIES MTN                                3.75        05/01/2008           941,634
     560,000   SAFECO CORPORATION                                                          4.88        02/01/2010           568,792
     520,000   WR BERKLEY CORPORATION                                                      5.13        09/30/2010           520,594

                                                                                                                          9,205,554
                                                                                                                     --------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.28%
     850,000   GOODRICH CORPORATION                                                        7.63        12/15/2012           953,839
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 7.57%
     715,000   AMERICAN EXPRESS CREDIT CORPORATION                                         3.00        05/16/2008           685,356
     655,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTN                             4.00        03/15/2011           619,182
   1,435,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                            2.75        06/15/2008         1,353,439
     545,000   BOEING CAPITAL CORPORATION                                                  6.10        03/01/2011           572,164
   2,860,000   CIT GROUP INCORPORATED SERIES MTN+/-                                        1.25        04/19/2006         2,858,556
     740,000   CIT GROUP INCORPORATED SERIES MTN                                           4.75        12/15/2010           724,803
   2,410,000   COUNTRYWIDE HOME LOANS INCORPORATED                                         3.25        05/21/2008         2,316,788
   2,715,000   FORD MOTOR CREDIT COMPANY                                                   7.38        02/01/2011         2,854,880

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
$    840,000   FORD MOTOR CREDIT COMPANY                                                   7.00%       10/01/2013    $      843,072
   2,130,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                            6.75        03/15/2032         2,269,306
   1,730,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                       6.75        01/15/2006         1,819,476
   2,735,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                       6.88        09/15/2011         2,786,415
   1,955,000   HOUSEHOLD FINANCE CORPORATION                                               8.00        07/15/2010         2,264,781
     515,000   INTERNATIONAL LEASE FINANCE CORPORATION                                     5.75        02/15/2007           545,438
     535,000   JOHN DEERE CAPITAL CORPORATION                                              7.00        03/15/2012           597,166
     480,000   MBNA CORP CORPORATION SERIES MTN                                            5.63        11/30/2007           502,328
   1,955,000   SLM CORPORATION SERIES MTN+/-                                               1.39        07/25/2007         1,958,103

                                                                                                                         25,571,253
                                                                                                                     --------------

OIL & GAS EXTRACTION - 1.36%
     370,000   ANADARKO PETROLEUM CORPORATION                                              7.20        03/15/2029           405,024
     695,000   BURLINGTON RESOURCES FINANCE COMPANY                                        7.40        12/01/2031           786,346
   1,445,000   CONOCOPHILLIPS                                                              8.75        05/25/2010         1,745,382
     285,000   NEXEN INCORPORATED                                                          5.05        11/20/2013           272,490
     490,000   NEXEN INCORPORATED                                                          7.88        03/15/2032           569,139
     345,000   OCCIDENTAL PETROLEUM CORPORATION                                            6.75        01/15/2012           378,931
     335,000   OCCIDENTAL PETROLEUM CORPORATION                                            8.45        02/15/2029           425,571

                                                                                                                          4,582,883
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.20%
     600,000   KEYSPAN CORPORATION                                                         7.63        11/15/2010           690,896
                                                                                                                     --------------

PRIMARY METAL INDUSTRIES - 0.17%
     565,000   ALCOA INCORPORATED                                                          5.38        01/15/2013           568,254
                                                                                                                     --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.24%
     300,000   DEX MEDIA INCORPORATED++                                                    8.00        11/15/2013           285,750
     450,000   VIACOM INCORPORATED                                                         7.88        07/30/2030           537,777

                                                                                                                            823,527
                                                                                                                     --------------

RAILROAD TRANSPORTATION - 0.54%
     515,000   CANADIAN NATIONAL RAILWAY COMPANY                                           6.38        10/15/2011           554,767
   1,190,000   UNION PACIFIC CORPORATION                                                   6.50        04/15/2012         1,280,145

                                                                                                                          1,834,912
                                                                                                                     --------------

REAL ESTATE - 1.30%
     595,000   ARCHSTONE-SMITH OPERATING TRUST                                             3.00        06/15/2008           565,224
     700,000   ISTAR FINANCIAL INCORPORATED++                                              4.88        01/15/2009           667,251
     680,000   ROUSE COMPANY                                                               5.38        11/26/2013           651,493
     780,000   SIMON PROPERTY GROUP LP                                                     6.35        08/28/2012           821,891
     420,000   SPIEKER PROPERITIES INCORPORATED                                            6.75        01/15/2008           456,174
     700,000   VORNADO REALTY TRUST                                                        4.75        12/01/2010           682,680
     580,000   WEINGARTEN REALTY INVESTORS SERIES MTNA                                     4.86        01/15/2014           548,459

                                                                                                                          4,393,172
                                                                                                                     --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.15%
   2,170,000   BEAR STEARNS COMPANY INCORPORATED                                           5.70        01/15/2007         2,288,256
   1,650,000   CITIGROUP INCORPORATED+/-                                                   6.00        06/04/2007         1,650,000
   1,420,000   CREDIT SUISSE FB USA INCORPORATED                                           4.70        06/01/2009         1,422,718
     905,000   GOLDMAN SACHS CAPITAL INCORPORATED                                          6.35        02/15/2034           850,771
   1,230,000   GOLDMAN SACHS GROUP INCORPORATED                                            3.88        01/15/2009         1,198,021

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (CONTINUED)
$  2,080,000   GOLDMAN SACHS GROUP INCORPORATED                                            4.75%       07/15/2013    $    1,945,156
     767,000   JEFFERIES GROUP INCORPORATED                                                7.75        03/15/2012           866,135
   2,000,000   JP MORGAN CHASE & COMPANY                                                   6.63        03/15/2012         2,173,994
   1,615,000   LEHMAN BROTHERS HOLDINGS INCORPORATED                                       6.63        01/18/2012         1,746,879
   1,465,000   MERRIL LYNCH & COMPANY INCORPORATED                                         6.00        02/17/2009         1,558,145
     840,000   MORGAN STANLEY                                                              3.88        01/15/2009           817,312
   2,165,000   MORGAN STANLEY                                                              6.75        04/15/2011         2,363,875
   2,080,000   MORGAN STANLEY                                                              4.75        04/01/2014         1,912,483

                                                                                                                         20,793,745
                                                                                                                     --------------

TRANSPORTATION EQUIPMENT - 1.78%
     615,000   CHC HELICOPTER CORPORATION++                                                7.38        05/01/2014           599,625
   1,220,000   DAIMLERCHRYSLER NA HOLDINGS CORPORATION                                     7.20        09/01/2009         1,320,013
     500,000   DAIMLERCHRYSLER NA HOLDINGS CORPORATION                                     7.30        01/15/2012           541,813
   1,795,000   DAIMLERCHRYSLER NA HOLDINGS SERIES MTN+/-                                   1.87        05/24/2006         1,794,246
     525,000   GENERAL MOTORS CORPORATION                                                  8.38        07/15/2033           546,415
     505,000   NORTHROP GRUMMAN CORPORATION                                                7.13        02/15/2011           564,391
     605,000   RAYTHEON COMPANY                                                            6.75        08/15/2007           656,518

                                                                                                                          6,023,021
                                                                                                                     --------------

WATER TRANSPORTATION - 0.57%
     700,000   OVERSEAS SHIPHOLDING GROUP                                                  7.50        02/15/2024           644,875
     705,000   REPUBLIC SERVICES INCORPORATED                                              6.75        08/15/2011           768,790
     535,000   UNITED UTILITIES                                                            5.38        02/01/2019           497,214

                                                                                                                          1,910,879
                                                                                                                     --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.22%
     705,000   UNILEVER CAPITAL CORPORATION                                                6.88        11/01/2005           747,999
                                                                                                                     --------------

TOTAL CORPORATE BONDS & NOTES (COST $175,746,492)                                                                       173,354,095
                                                                                                                     --------------

MORTGAGE-BACKED SECURITIES - 2.70%
  24,831,444   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2003-LB1A
               CLASS X2++(C)+/-                                                            1.63        06/10/2010         1,701,324
  38,564,034   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
               2004-C1 CLASS AX++(C)+/-                                                    0.08        01/15/2037           883,572
  30,243,702   LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE OBLIGATION SERIES C3 CLASS X
               CLASS++(C)+/-                                                               0.24        02/15/2037           895,516
  75,630,749   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002 C1++(C)+/-              0.32        04/15/2034         2,254,144
  44,077,651   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003 C4 XP++(C)+/-           1.02        04/15/2035         1,988,281
  11,099,472   WASHINGTON MUTUAL ASSET SECURITIES CORPORATION SERIES 2003-C1A
               CLASS X++(C)+/-                                                             3.33        01/25/2035         1,435,639

TOTAL MORTGAGE-BACKED SECURITIES (COST $9,170,875)                                                                        9,158,476
                                                                                                                     --------------

FOREIGN GOVERNMENT BONDS - 1.50%@
     540,000   CHILE GOVERNMENT INTERNATIONAL BOND                                         5.50        01/15/2013           539,190
     455,000   MALAYSIA GOVERNMENT INTERNATIONAL BOND                                      8.75        06/01/2009           538,174
   1,075,000   REPUBLIC OF SOUTH AFRICA                                                    6.50        06/02/2014         1,070,969
     245,000   TELEFONOS DE MEXICO SA                                                      4.50        11/19/2008           237,307
   2,806,000   UNITED MEXICAN STATES SERIES MTNA                                           7.50        04/08/2033         2,721,820

TOTAL FOREIGN GOVERNMENT BONDS (COST $5,262,905)                                                                          5,107,460
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
US GOVERNMENT AGENCY SECURITIES - 15.84%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.14%
$  2,755,000   FHLMC                                                                       3.38%       04/15/2009    $    2,651,426
   4,000,000   FHLMC                                                                       7.00        03/15/2010         4,499,780
   2,285,000   FHLMC                                                                       5.50        09/15/2011         2,369,870
   2,024,154   FHLMC #C10444                                                               6.00        01/01/2033         2,060,164
   2,237,127   FHLMC #C65576                                                               7.50        04/01/2032         2,399,149

                                                                                                                         13,980,389
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.33%
   4,700,000   FNMA                                                                        2.38        02/15/2007         4,588,478
   2,100,000   FNMA                                                                        3.25        08/15/2008         2,039,438
   1,600,000   FNMA                                                                        6.25        05/15/2029         1,668,488
   1,400,000   FNMA                                                                        7.13        01/15/2030         1,617,375
     972,729   FNMA #254190                                                                5.50        02/01/2009           991,703
   2,190,501   FNMA #254688                                                                5.50        03/01/2023         2,207,212
   3,156,691   FNMA #254831                                                                5.00        08/01/2023         3,103,370
   1,886,708   FNMA #357464                                                                4.50        12/01/2018         1,847,234
     536,982   FNMA #488341                                                                6.50        04/01/2029           557,331
     392,102   FNMA #520842                                                                8.00        11/01/2029           428,759
     825,483   FNMA #545026                                                                6.50        06/01/2016           871,972
   1,280,861   FNMA #545814                                                                6.50        08/01/2032         1,327,152
   3,425,404   FNMA #555531                                                                5.50        06/01/2033         3,398,497
     832,668   FNMA #584829                                                                6.00        05/01/2016           865,402
   3,257,309   FNMA #746299+/-                                                             4.14        09/01/2033         3,229,803
   2,446,416   FNMA #746320+/-                                                             3.76        10/01/2033         2,423,755
   1,725,107   FNMA #751927+/-                                                             3.75        09/01/2033         1,710,282
   2,036,483   FNMA #763140+/-                                                             4.24        12/01/2033         2,038,513

                                                                                                                         34,914,764
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.37%
   3,085,068   GNMA #604556                                                                5.50        08/15/2033         3,071,307
   1,472,285   GNMA #781123                                                                7.00        12/15/2029         1,559,482
                                                                                                                          4,630,789
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $54,192,633)                                                                 53,525,942
                                                                                                                     --------------

US TREASURY SECURITIES - 4.72%

US TREASURY BILLS - 0.18%
     600,000   US TREASURY BILL^                                                           1.34        11/18/2004           596,095
                                                                                                                     --------------

US TREASURY NOTES - 4.54%
   5,620,000   US TREASURY NOTE                                                            3.13        04/15/2009         5,457,329
     380,000   US TREASURY NOTE                                                            3.88        05/15/2009           381,262
   5,905,000   US TREASURY NOTE                                                            4.00        02/15/2014         5,613,441
   3,855,000   US TREASURY NOTE                                                            4.75        05/15/2014         3,883,912

                                                                                                                         15,335,944
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $15,874,543)                                                                          15,932,039
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME FUND
--------------------------------------------------------------------------------

               SECURITY NAME                                                                                               VALUE
COLLATERAL FOR SECURITIES LENDING - 19.65%
               COLLATERAL FOR SECURITY LENDING                                                                       $   66,418,810

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $66,418,810)                                                               66,418,810
                                                                                                                     --------------

SHARES

SHORT-TERM INVESTMENTS - 1.36%
   4,587,650   WELLS FARGO MONEY MARKET TRUST~                                                                            4,587,650
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,587,650)                                                                            4,587,650
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $408,514,236)*                               119.68%                                                           $  404,504,446
OTHER ASSETS AND LIABILITIES, NET                  (19.68)                                                              (66,507,730)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  337,996,716
                                                   ======                                                            ==============

+     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,685,417.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECIEVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+/-   VARIABLE RATE SECURITIES.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $409,816,214 AND NET REALIZED APPRECIATION (DEPRECIATION) CONSIST OF:

    GROSS UNREALIZED APPRECIATION                               $ 2,116,437
    GROSS UNREALIZED DEPRECIATION                                (7,428,205)
    NET UNREALIZED APPRECIATION (DEPRECIATION)                  $(5,311,768)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                               VALUE
AFFILIATED BOND FUNDS - 37.88%
    2,731,402     WELLS FARGO HIGH YIELD BOND FUND CLASS A+                                                          $   28,543,153

    TOTAL AFFILIATED BOND FUNDS (COST $28,461,211)                                                                       28,543,153

PRINCIPAL                                                                             INTEREST RATE   MATURITY DATE

ASSET-BACKED SECURITIES - 3.99%
$    235,000   AMERICREDIT AUTOMOBILE SERIES 2003-DM CLASS A4                              2.84%       08/06/2010           232,319
     515,000   CAPITAL ONE AUTO FINANCE TRUST SERIES 2003-B CLASS A4                       3.18        09/15/2010           508,792
     310,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2003-2 CLASS A4                           3.02        12/17/2010           304,772
     540,000   JOHN DEERE OWNER TRUST SERIES 2004-A CLASS A4                               3.02        03/15/2011           531,056
     615,000   ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A4                           2.94        12/15/2010           601,869
      11,498   RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2002-RS5
               CLASS A13                                                                   3.72        07/25/2027            11,487
     820,000   WFS FINANCIAL OWNER TRUST SERIES 2004-2 CLASS A4                            3.54        11/21/2011           813,850

TOTAL ASSET-BACKED SECURITIES (COST $3,046,193)                                                                           3,004,145
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.25%
   4,150,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T10
               CLASS X2++(C)+/-                                                            1.27        03/13/2040           248,585
  13,160,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T12
               CLASS X2++(C)+/-                                                            0.80        08/13/2039           417,258
   3,865,501   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1998-C2
               CLASS AX(C)+/-                                                              0.94        11/11/2030           140,541
   5,508,475   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-C3
               CLASS AX++(C)+/-                                                            0.10        05/15/2038           215,259
   1,960,000   FIRST UNION NATIONAL BANK - BANK OF AMERICA COMMERCIAL MORTGAGE
               TRUST INTEREST ONLY SERIES 2001-C1 CLASS IO2++(C)+/-                        1.73        03/15/2011           155,444
   4,190,529   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED INTEREST ONLY
               SERIES 2002-C1 CLASS X1++(C)+/-                                             0.52        11/15/2039           138,625
     475,069   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1
               CLASS A3                                                                    6.87        07/15/2029           511,782
  15,170,000   GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1A
               CLASS XP++(C)+/-                                                            0.55        06/10/2036           301,461
   4,933,699   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002 KEY2 X1++(C)+/-        1.28        03/18/2036           322,172

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,477,066)                                                               2,451,127
                                                                                                                     --------------

CORPORATE BONDS & NOTES - 42.88%

AMUSEMENT & RECREATION SERVICES - 0.10%
      65,000   INTERNATIONAL GAME TECHNOLOGY                                               8.38        05/15/2009            75,128
                                                                                                                     --------------

APPAREL & ACCESSORY STORES - 0.18%
     140,000   KOHLS CORPORATION                                                           6.00        01/15/2033           133,208
                                                                                                                     --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.17%
     130,000   MDC HOLDINGS INCORPORATED                                                   5.50        05/15/2013           124,676
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 0.42%
      70,000   ABBOTT LABORATORIES                                                         5.63        07/01/2006            73,856
      60,000   DOW CHEMICAL COMPANY                                                        6.00        10/01/2012            62,099
     190,000   WYETH                                                                       5.50        02/01/2014           181,207
                                                                                                                            317,162
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
COMMUNICATIONS - 8.63%
$    330,000   AMERICA MOVIL SA DE CV++                                                    5.50%       03/01/2014    $      304,986
     390,000   AT&T CORPORATION                                                            8.05        11/15/2011           420,583
     120,000   AT&T WIRELESS SERVICES INCORPORATED                                         7.88        03/01/2011           136,479
      90,000   BELLSOUTH CORPORATION                                                       6.00        10/15/2011            94,606
     165,000   BRITISH TELECOMMUNICATIONS PLC                                              8.38        12/15/2010           193,203
      65,000   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                   7.65        09/15/2010            73,547
   1,020,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                          8.38        03/15/2013         1,197,478
     480,000   COX COMMUNICATIONS INCORPORATED                                             7.13        10/01/2012           525,132
     375,000   COX ENTERPRISES INCORPORATED++                                              8.00        02/15/2007           415,404
     145,000   DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                                   8.75        06/15/2030           176,651
     575,000   LIBERTY MEDIA CORPORATION+/-                                                2.61        09/17/2006           584,766
     120,000   LIBERTY MEDIA CORPORATION                                                   5.70        05/15/2013           118,222
     400,000   NEWS AMERICA HOLDINGS                                                       9.25        02/01/2013           502,162
      95,000   SOUTHWESTERN BELL TELEPHONE COMPANY                                         7.00        07/01/2015           104,175
     395,000   SPRINT CAPITAL CORPORATION                                                  6.90        05/01/2019           402,420
     330,000   TELECOM ITALIA CAPITAL++                                                    5.25        11/15/2013           319,137
     345,000   TIME WARNER COMPANIES INCORPORATED                                          6.63        05/15/2029           335,441
     165,000   VERIZON GLOBAL FUNDING CORPORATION                                          7.75        12/01/2030           185,721
     300,000   VERIZON NEW ENGLAND INCORPORATED                                            6.50        09/15/2011           319,346
      85,000   VODAFONE GROUP PLC                                                          7.75        02/15/2010            97,344

                                                                                                                          6,506,803
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 4.42%
     405,000   BANK OF AMERICA CORPORATION                                                 7.80        09/15/2016           475,875
      85,000   BANK ONE CORPORATION                                                        7.75        07/15/2025            97,316
      75,000   BANKNORTH GROUP INCORPORATED                                                3.75        05/01/2008            74,068
      35,000   BARCLAYS BANK PLC                                                           7.40        12/15/2009            39,675
      90,000   CAPITAL ONE BANK                                                            6.50        06/13/2013            91,816
     165,000   FIRST MIDWEST CAPITAL TRUST I++                                             6.95        12/01/2033           166,491
     130,000   FIRST TENNESSEE NATIONAL CORPORATION                                        4.50        05/15/2013           120,830
     125,000   FLEETBOSTON FINANCIAL CORPORATION                                           3.85        02/15/2008           124,541
     115,000   GOLDEN WEST FINANCIAL CORPORATION                                           4.75        10/01/2012           111,249
      75,000   GREENPOINT BANK SERIES BKNT                                                 9.25        10/01/2010            91,517
     135,000   HSBC HOLDINGS PLC                                                           7.50        07/15/2009           152,422
     110,000   INDEPENDENCE COMMUNITY BANK CORPORATION+/-                                  3.50        06/20/2013           104,600
     395,000   KEYCORP                                                                     2.75        02/27/2007           386,160
     270,000   NATIONAL CITY BANK SERIES BKNT                                              6.20        12/15/2011           286,185
     155,000   NATIONAL WESTMINSTER BANK PLC                                               7.38        10/01/2009           177,425
      80,000   POPULAR NORTH AMERICA INCORPORATED                                          4.25        04/01/2008            79,959
     195,000   SOUTHTRUST CORPORATION                                                      5.80        06/15/2014           196,863
     130,000   UNIBANCO-UNIAO DE BANCO++                                                   7.38        12/15/2013           117,000
      60,000   UNIONBANCAL CORPORATION                                                     5.25        12/16/2013            58,897
     165,000   US BANCORP SERIES MTNN                                                      3.95        08/23/2007           165,869
      75,000   WASHINGTON MUTUAL BANK FA                                                   6.88        06/15/2011            82,733
     130,000   ZIONS BANCORPORATION                                                        6.00        09/15/2015           130,462

                                                                                                                          3,331,953
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ELECTRIC, GAS & SANITARY SERVICES - 2.28%
$    130,000   CONSTELLATION ENERGY GROUP INCORPORATED                                     7.60%       04/01/2032    $      143,806
     155,000   DOMINION RESOURCES INCORPORATED SERIES E                                    6.75        12/15/2032           156,014
     350,000   ONCOR ELECTRIC DELIVERY COMPANY                                             6.38        05/01/2012           374,153
      75,000   ONCOR ELECTRIC DELIVERY COMPANY                                             7.00        05/01/2032            80,424
      70,000   PROGRESS ENERGY INCORPORATED                                                7.00        10/30/2031            72,007
     170,000   PSEG POWER LLC                                                              6.95        06/01/2012           184,230
     480,000   SEMPRA ENERGY+/-                                                            1.74        05/21/2008           479,435
     200,000   WASTE MANAGEMENT INCORPORATED                                               7.38        08/01/2010           224,465

                                                                                                                          1,714,534
                                                                                                                     --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT - 0.10%
      70,000   WISCONSIN ENERGY CORPORATION                                                5.50        12/01/2008            72,964
                                                                                                                     --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.15%
   125,000     SCIENCE APPLICATIONS INTERNATIONAL                                          5.50        07/01/2033           110,081
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.30%
     180,000   LOCKHEED MARTIN CORPORATION                                                 8.50        12/01/2029           224,540
                                                                                                                     --------------

FINANCIAL SERVICES - 1.36%
     305,000   CITIGROUP INCORPORATED                                                      6.63        06/15/2032           314,689
     230,000   DAI-ICHI MUTUAL LIFE++                                                      5.73        03/17/2014           218,973
     505,000   NATIONWIDE BUILDING SOCIETY++                                               2.63        01/30/2007           492,235

                                                                                                                          1,025,897
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 1.12%
     240,000   CADBURY SCHWEPPES US FINANCE LLC++                                          3.88        10/01/2008           235,350
     185,000   CIA BRASILEIRA DE BEBIDAS++                                                 8.75        09/15/2013           191,475
     125,000   CONAGRA INCORPORATED                                                        7.00        10/01/2028           133,368
     125,000   GENERAL MILLS INCORPORATED                                                  6.00        02/15/2012           130,414
      75,000   KELLOGG COMPANY SERIES B                                                    6.00        04/01/2006            79,144
      65,000   PEPSI BOTTLING GROUP INCORPORATED SERIES B                                  7.00        03/01/2029            72,057

                                                                                                                            841,808
                                                                                                                     --------------

FOOD STORES - 0.62%
     100,000   ALBERTSON'S INCORPORATED                                                    7.45        08/01/2029           107,515
     365,000   KROGER COMPANY                                                              5.50        02/01/2013           363,233

                                                                                                                            470,748
                                                                                                                     --------------

FORESTRY - 0.15%
     110,000   WEYERHAEUSER COMPANY                                                        5.95        11/01/2008           116,254
                                                                                                                     --------------

GENERAL MERCHANDISE STORES - 0.20%
      70,000   FEDERATED DEPARTMENT STORES                                                 6.63        04/01/2011            75,852
      65,000   MAY DEPARTMENT STORES COMPANY                                               8.00        07/15/2012            75,248

                                                                                                                            151,100
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
HEALTH SERVICES - 0.68%
$    140,000   ANTHEM INCORPORATED                                                         6.80%       08/01/2012    $      153,290
     280,000   HCA INCORPORATED                                                            5.75        03/15/2014           259,957
      45,000   HUMANA INCORPORATED                                                         6.30        08/01/2018            44,746
      55,000   UNITEDHEALTH GROUP INCORPORATED                                             4.88        04/01/2013            53,516

                                                                                                                            511,509
                                                                                                                     --------------

   HOLDING & OTHER INVESTMENT OFFICES - 0.49%
     385,000   PREFERRED TERM SECURITIES XIII CLASS B-3+++/-                               4.63        03/24/2034           366,867
                                                                                                                     --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.21%
     155,000   TYCO INTERNATIONAL GROUP SA                                                 6.00        11/15/2013           157,000
                                                                                                                     --------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.22%
     115,000   AEGON NV                                                                    4.75        06/01/2013           109,494
      75,000   ALLSTATE CORPORATION                                                        6.13        12/15/2032            73,454
     615,000   PXRE CAPITAL TRUST I                                                        8.85        02/01/2027           615,000
     125,000   TRAVELERS PROPERTY CASUALTY CORPORATION                                     6.38        03/15/2033           122,167

                                                                                                                            920,115
                                                                                                                     --------------

INSURANCE CARRIERS - 2.35%
     250,000   AMBAC FINANCIAL GROUP INCORPORATED                                          9.38        08/01/2011           312,654
      75,000   AMERICAN INTERNATIONAL GROUP SERIES MTNF                                    2.85        12/01/2005            75,272
     130,000   ASSURANT INCORPORATED++                                                     6.75        02/15/2034           127,760
      75,000   FIDELITY NATIONAL FINANCIAL INCORPORATED                                    5.25        03/15/2013            72,869
      85,000   HARTFORD FINANCIAL SERVICES GROUP                                           4.75        03/01/2014            79,886
      50,000   MBIA INCORPORATED                                                           9.38        02/15/2011            62,999
      75,000   METLIFE INCORPORATED                                                        5.38        12/15/2012            75,837
     120,000   NATIONWIDE CSN TRUST++                                                      9.88        02/15/2025           130,804
     135,000   ODYSSEY RE HOLDINGS                                                         7.65        11/01/2013           144,515
     305,000   PRINCIPAL LIFE INCORPORATED FUNDING                                         3.20        04/01/2009           290,465
     210,000   PRUDENTIAL FINANCIAL INCORPORATED SERIES MTN                                3.75        05/01/2008           208,151
     125,000   SAFECO CORPORATION                                                          4.88        02/01/2010           126,963
      65,000   WR BERKLEY CORPORATION                                                      5.13        09/30/2010            65,074

                                                                                                                          1,773,249
                                                                                                                     --------------

NATIONAL SECURITY & INTERNATIONAL AFFAIRS - 0.29%
     195,000   GOODRICH CORPORATION                                                        7.63        12/15/2012           218,822
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 5.91%
$    135,000   AMERICAN EXPRESS CREDIT CORPORATION                                         3.00%       05/16/2008    $      129,403
     145,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTN                             4.00        03/15/2011           137,071
     220,000   AMERICAN GENERAL FINANCE CORPORATION SERIES MTNH                            2.75        06/15/2008           207,496
      70,000   BOEING CAPITAL CORPORATION                                                  6.10        03/01/2011            73,489
      90,000   CIT GROUP INCORPORATED SERIES MTN                                           4.75        12/15/2010            88,152
     200,000   COUNTRYWIDE HOME LOANS INCORPORATED                                         3.25        05/21/2008           192,264
     400,000   FORD MOTOR CREDIT COMPANY                                                   7.38        02/01/2011           420,608
   1,040,000   FORD MOTOR CREDIT COMPANY                                                   7.00        10/01/2013         1,043,800
     405,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                            6.75        03/15/2032           431,488
     750,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                       6.88        09/15/2011           764,099
     255,000   HOUSEHOLD FINANCE CORPORATION                                               8.00        07/15/2010           295,406
      75,000   INTERNATIONAL LEASE FINANCE CORPORATION                                     5.75        02/15/2007            79,433
     105,000   JOHN DEERE CAPITAL CORPORATION                                              7.00        03/15/2012           117,201
     475,000   SLM CORPORATION SERIES MTN+/-                                               1.39        07/25/2007           475,754

                                                                                                                          4,455,664
                                                                                                                     --------------

OIL & GAS EXTRACTION - 0.97%
      65,000   ANADARKO PETROLEUM CORPORATION                                              7.20        03/15/2029            71,153
     235,000   CONOCOPHILLIPS                                                              8.75        05/25/2010           283,851
      75,000   NEXEN INCORPORATED                                                          5.05        11/20/2013            71,708
     105,000   NEXEN INCORPORATED                                                          7.88        03/15/2032           121,958
      70,000   OCCIDENTAL PETROLEUM CORPORATION                                            6.75        01/15/2012            76,885
      80,000   OCCIDENTAL PETROLEUM CORPORATION                                            8.45        02/15/2029           101,629

                                                                                                                            727,184
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.15%
      95,000   KEYSPAN CORPORATION                                                         7.63        11/15/2010           109,392
                                                                                                                     --------------

PRIMARY METAL INDUSTRIES - 0.09%
      70,000   ALCOA INCORPORATED                                                          5.38        01/15/2013            70,403
                                                                                                                     --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.41%
     125,000   DEX MEDIA INCORPORATED++                                                    8.00        11/15/2013           119,062
     160,000   VIACOM INCORPORATED                                                         7.88        07/30/2030           191,210

                                                                                                                            310,272
                                                                                                                     --------------

RAILROAD TRANSPORTATION - 0.39%
     110,000   CANADIAN NATIONAL RAILWAY COMPANY                                           6.38        10/15/2011           118,494
     160,000   UNION PACIFIC CORPORATION                                                   6.50        04/15/2012           172,120

                                                                                                                            290,614
                                                                                                                     --------------

REAL ESTATE - 1.24%
     130,000   ARCHSTONE-SMITH OPERATING TRUST                                             3.00        06/15/2008           123,494
     150,000   ISTAR FINANCIAL INCORPORATED++                                              4.88        01/15/2009           142,982
     175,000   ROUSE COMPANY                                                               5.38        11/26/2013           167,664
     215,000   SIMON PROPERTY GROUP LP                                                     6.35        08/28/2012           226,547
     155,000   VORNADO REALTY TRUST                                                        4.75        12/01/2010           151,165
     130,000   WEINGARTEN REALTY INVESTORS SERIES MTNA                                     4.86        01/15/2014           122,930

                                                                                                                            934,782
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.81%
$    340,000   BEAR STEARNS COMPANY INCORPORATED                                           5.70%       01/15/2007    $      358,529
     405,000   CITIGROUP INCORPORATED+/-                                                   6.00        06/04/2007           405,000
     150,000   CREDIT SUISSE FB USA INCORPORATED                                           4.70        06/01/2009           150,287
     115,000   GOLDMAN SACHS CAPITAL                                                       6.35        02/15/2034           108,109
     475,000   GOLDMAN SACHS GROUP INCORPORATED                                            3.88        01/15/2009           462,650
     500,000   GOLDMAN SACHS GROUP INCORPORATED                                            4.75        07/15/2013           467,585
     170,000   JEFFERIES GROUP INCORPORATED                                                7.75        03/15/2012           191,973
     280,000   JP MORGAN CHASE & COMPANY                                                   6.63        03/15/2012           304,359
     255,000   LEHMAN BROTHERS HOLDINGS INCORPORATED                                       6.63        01/18/2012           275,823
     465,000   MERRIL LYNCH & COMPANY INCORPORATED                                         6.00        02/17/2009           494,565
     235,000   MORGAN STANLEY                                                              3.88        01/15/2009           228,653
     340,000   MORGAN STANLEY                                                              6.75        04/15/2011           371,232
     615,000   MORGAN STANLEY                                                              4.75        04/01/2014           565,470

                                                                                                                          4,384,235
                                                                                                                     --------------

TRANSPORTATION EQUIPMENT - 1.81%
     285,000   CHC HELICOPTER CORPORATION++                                                7.38        05/01/2014           277,875
     155,000   DAIMLERCHRYSLER NA HOLDINGS CORPORATION                                     7.20        09/01/2009           167,707
     125,000   DAIMLERCHRYSLER NA HOLDINGS CORPORATION                                     7.30        01/15/2012           135,453
     545,000   GENERAL MOTORS CORPORATION                                                  8.38        07/15/2033           567,231
     120,000   NORTHROP GRUMMAN CORPORATION                                                7.13        02/15/2011           134,113
      75,000   RAYTHEON COMPANY                                                            6.75        08/15/2007            81,386

                                                                                                                          1,363,765
                                                                                                                     --------------

WATER TRANSPORTATION - 0.55%
     150,000   OVERSEAS SHIPHOLDING GROUP                                                  7.50        02/15/2024           138,188
     140,000   REPUBLIC SERVICES INCORPORATED                                              6.75        08/15/2011           152,667
     130,000   UNITED UTILITIES                                                            5.38        02/01/2019           120,818

                                                                                                                            411,673
                                                                                                                     --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.11%
      75,000   UNILEVER CAPITAL CORPORATION                                                6.88        11/01/2005            79,574
                                                                                                                     --------------

TOTAL CORPORATE BONDS & NOTES (COST $32,977,254)                                                                         32,301,976
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
MORTGAGE-BACKED SECURITIES - 1.71%
$  4,043,368   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2003-LB1A
               CLASS X2++(C)+/-                                                            1.63%       06/10/2010    $      277,031
   4,082,487   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
               SERIES 2004-C1 CLASS AX++(C)+/-                                             0.10        01/15/2037            93,537
   4,725,764   LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE OBLIGATION SERIES C3 CLASS X
               CLASS++(C)+/-                                                               0.24        02/15/2037           139,930
  12,327,910   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002 C1++(C)+/-              0.32        04/15/2034           367,429
   3,526,667   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003 C4 XP++(C)+/-           1.02        04/15/2035           159,083
   1,958,455   WASHINGTON MUTUAL ASSET SECURITIES CORPORATION SERIES 2003-C1A
               CLASS X++(C)+/-                                                             3.33        01/25/2035           253,312

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,288,642)                                                                        1,290,322
                                                                                                                     --------------

FOREIGN GOVERNMENT BONDS - 7.66%@
     120,000   CHILE GOVERNMENT INTERNATIONAL BOND                                         5.50        01/15/2013           119,820
   1,650,000   DEUTSCHE BUNDESREPUBLIK (EURO)                                              4.50        01/04/2013         2,058,938
     310,000   MALAYSIA GOVERNMENT INTERNATIONAL BOND                                      8.75        06/01/2009           366,668
   1,750,000   NEW ZEALAND GOVERNMENT SERIES 1111 (NZD)                                    6.00        11/15/2011         1,088,852
     335,000   REPUBLIC OF SOUTH AFRICA                                                    6.50        06/02/2014           333,744
      85,000   TELEFONOS DE MEXICO SA                                                      4.50        11/19/2008            82,331
     600,000   UNITED KINGDOM GILT BOND (BRITISH POUND)                                    5.00        03/07/2008         1,095,009
     644,000   UNITED MEXICAN STATES SERIES MTNA                                           7.50        04/08/2033           624,680

TOTAL FOREIGN GOVERNMENT BONDS (COST $5,496,277)                                                                          5,770,042
                                                                                                                     --------------

US GOVERNMENT AGENCY SECURITIES - 0.03%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.01%
       7,212   FHLMC #C00922                                                               8.00        02/01/2030             7,798
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.02%
      11,237   GNMA #516121                                                                7.50        12/15/2029            12,072
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $18,410)                                                                         19,870
                                                                                                                     --------------

US TREASURY SECURITIES - 1.28%

US TREASURY BILLS - 0.10%
      75,000   US TREASURY BILL^                                                           1.34        11/18/2004            74,512
                                                                                                                     --------------

US TREASURY NOTES - 1.18%
     310,000   US TREASURY NOTE                                                            3.88        05/15/2009           311,029
     570,000   US TREASURY NOTE                                                            4.75        05/15/2014           574,275
                                                                                                                            885,304
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $957,992)                                                                                959,816
                                                                                                                     --------------

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INCOME PLUS FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                               VALUE
SHORT-TERM INVESTMENTS - 1.07%
     808,002   WELLS FARGO MONEY MARKET TRUST~                                                                       $      808,002
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $808,002)                                                                                808,002
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 5.01%
               COLLATERAL FOR SECURITY LENDING                                                                            3,778,763

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,778,763)                                                                 3,778,763
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $79,309,810)*                                104.76%                                                           $   78,927,216
OTHER ASSETS AND LIABILITIES, NET                   (4.76)                                                               (3,588,070)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $   75,339,146
                                                   ======                                                            ==============

+     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $28,461,211.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECIEVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

+/-   VARIABLE RATE SECURITIES.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN U.S. DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $79,492,611 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                             $   476,859
      GROSS UNREALIZED DEPRECIATION                              (1,042,254)
                                                                -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)               $  (565,395)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 0.75%
$     521,984  CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2003-5 CLASS 1A1+/-         1.22%       04/25/2018     $     522,153

TOTAL ASSET-BACKED SECURITIES (COST $521,984)                                                                               522,153
                                                                                                                     --------------

US GOVERNMENT AGENCY SECURITIES - 2.87%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.87%
   2,000,000   FNMA+/-                                                                     2.83        02/17/2009         1,985,140
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $2,000,000)                                                                   1,985,140
                                                                                                                     --------------

US TREASURY SECURITIES - 91.11%

US TREASURY BONDS - 23.69%
   4,990,000   US TREASURY BOND - INFLATION PROTECTED&                                     3.63        04/15/2028         7,067,521
   5,980,000   US TREASURY BOND - INFLATION PROTECTED&                                     3.88        04/15/2029         8,709,688
     500,000   US TREASURY BOND - INFLATION PROTECTED&                                     3.38        04/15/2032           644,428

                                                                                                                         16,421,637
                                                                                                                     --------------

US Treasury Notes - 67.42%
     650,000   US TREASURY NOTE - INFLATION PROTECTED&                                     3.38        01/15/2007           828,513
  10,110,000   US TREASURY NOTE - INFLATION PROTECTED&                                     3.63        01/15/2008        12,902,968
     515,000   US TREASURY NOTE - INFLATION PROTECTED&                                     4.25        01/15/2010           660,706
   2,475,000   US TREASURY NOTE - INFLATION PROTECTED&                                     3.50        01/15/2011         2,974,302
   3,725,000   US TREASURY NOTE - INFLATION PROTECTED&                                     3.38        01/15/2012         4,379,600
   9,500,000   US TREASURY NOTE - INFLATION PROTECTED&                                     3.00        07/15/2012        10,764,135
  14,025,000   US TREASURY NOTE - INFLATION PROTECTED&                                     1.88        07/15/2013        14,232,439

                                                                                                                         46,742,663
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $63,394,428)                                                                          63,164,300
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 48.08%
               COLLATERAL FOR SECURITY LENDING                                                                           33,334,388

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $33,334,388)                                                               33,334,388
                                                                                                                     --------------

SHARES

SHORT-TERM INVESTMENTS - 4.66%
   3,232,913   WELLS FARGO MONEY MARKET TRUST~                                                                            3,232,913
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,232,913)                                                                            3,232,913
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $102,483,713)*                               147.47%                                                           $  102,238,894
OTHER ASSETS AND LIABILITIES, NET                  (47.47)                                                              (32,912,349)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $   69,326,545
                                                   ======                                                            ==============

+/-   VARIABLE RATE SECURITIES.

& U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS) ARE SECURITIES IN WHICH THE PRINCIPAL AMOUNT IS ADJUSTED FOR INFLATION AND THE SEMI-ANNUAL INTEREST PAYMENTS EQUAL A FIXED PERCENTAGE OF THE INFLATION-ADJUSTED PRINCIPAL AMOUNT.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 9.51%
$  2,800,000   AMERICREDIT AUTOMOBILE SERIES 2003-DM CLASS A4                              2.84%       08/06/2010    $    2,768,053
   7,000,000   BANK ONE ISSUANCE TRUST SERIES 2004-A1 CLASS A1                             3.45        10/15/2011         6,784,732
   4,575,000   CAPITAL ONE AUTO FINANCE TRUST SERIES 2003-B CLASS A4                       3.18        09/15/2010         4,519,849
   5,988,431   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2003-5 CLASS 1A1+/-         1.22        04/25/2018         5,990,366
   7,000,000   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2004-1 CLASS 1A3            2.98        04/25/2026         6,857,289
   6,820,000   DAIMLER CHRYSLER AUTO TRUST SERIES 2003-B CLASS A4                          2.86        03/08/2009         6,748,145
   3,000,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2003-2 CLASS A4                           3.02        12/17/2010         2,949,404
   3,725,000   JOHN DEERE OWNER TRUST SERIES 2004-A CLASS A4                               3.02        03/15/2011         3,663,305
   7,000,000   NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A4                 2.88        05/15/2011         6,835,576
   5,000,000   ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A4                           2.94        12/15/2010         4,893,241
   3,875,000   PROVIDIAN GATEWAY MASTER TRUST SERIES 2001-B CLASS A+++/-                   1.40        04/15/2009         3,882,757
   6,880,000   WFS FINANCIAL OWNER TRUST SERIES 2004-2 CLASS A4                            3.54        11/21/2011         6,828,400

TOTAL ASSET-BACKED SECURITIES (COST $63,659,018)                                                                         62,721,117
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.59%
  95,301,510   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-1
               CLASS XP(C)                                                                 0.83        11/10/2039         3,193,334
  38,035,051   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-2
               CLASS XP(C)                                                                 1.16        11/10/2038         1,961,365
  46,256,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T10
               CLASS X2(C)                                                                 1.27        03/13/2040         2,770,739
 145,870,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T12
               CLASS X2(C)                                                                 0.80        08/13/2039         4,625,027
  42,538,453   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1998-C2
               CLASS AX(C)                                                                 0.00        11/11/2030         1,546,600
  61,401,404   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-C3
               CLASS AX(C)                                                                 0.94        05/15/2038         2,399,432
  28,621,777   FIRST UNION NATIONAL BANK - BANK OF AMERICA COMMERCIAL MORTGAGE TRUST
               INTEREST ONLY SERIES 2001-C1 CLASS IO2(C)                                   1.73        03/15/2011         2,269,933
  52,157,800   GE CAPITAL MORTGAGE CORPORATION SERIES 2004-C1 CLASS X2(C)                  1.20        11/10/2038         2,732,902
   5,645,038   GLOBAL SIGNAL TRUST SERIES 2004-1 CLASS A++                                 3.71        01/15/2034         5,457,828
  62,855,528   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED INTEREST ONLY SERIES
               2002-C1 CLASS X1(C)                                                         0.52        11/15/2039         2,079,299
   6,650,969   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1
               CLASS A3                                                                    6.87        07/15/2029         7,164,950
 229,199,000   GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1A
               CLASS XP(C)                                                                 0.55        06/10/2036         4,554,688
  41,650,043   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002 KEY2 X1(C)             1.28        03/18/2036         2,719,760

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $44,117,577)                                                             43,475,857
                                                                                                                     --------------

MORTGAGE-BACKED SECURITIES - 1.73%
  46,485,406   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2003-LB1A
               CLASS X2(C)                                                                 1.63        06/10/2010         3,184,943
  63,523,105   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
               2004-C1 CLASS AX(C)                                                         0.10        01/15/2037         1,455,429
  52,386,518   LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE OBLIGATION SERIES C3 CLASS X
               CLASS(C)                                                                    0.24        02/15/2037         1,551,165
  73,869,619   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002 C1(C)                   0.32        04/15/2034         2,201,654
  23,665,442   WASHINGTON MUTUAL ASSET SECURITIES CORPORATION SERIES 2003-C1A
               CLASS X(C)                                                                  1.02        01/25/2035         3,060,959

TOTAL MORTGAGE-BACKED SECURITIES (COST $11,506,727)                                                                      11,454,150
                                                                                                                     --------------

FOREIGN CORPORATE BONDS - 0.21%
   1,500,000   PREFERRED TERM SECS XIII+++/-                                               3.76        03/24/2034         1,426,200

TOTAL FOREIGN CORPORATE BONDS (COST $1,500,000)                                                                           1,426,200
                                                                                                                     --------------

US GOVERNMENT AGENCY SECURITIES - 71.75%

FEDERAL HOME LOAN BANK - 8.06%
   2,000,000   FHLB                                                                        2.88        09/15/2006         1,992,620
  30,000,000   FHLB SERIES 3WO8                                                            5.50        08/15/2008        31,650,210

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
FEDERAL HOME LOAN BANK (CONTINUED)
$  7,000,000   FHLB SERIES DV11                                                            6.44%       12/12/2011    $    7,682,108
   1,000,000   FHLB SERIES EY05                                                            6.15        11/28/2005         1,054,883
  10,000,000   FHLB SERIES TD06                                                            6.50        11/15/2006        10,784,950

                                                                                                                         53,164,771
                                                                                                                     --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 23.20%
  27,500,000   FHLMC                                                                       2.13        11/15/2005        27,401,715
  24,500,000   FHLMC                                                                       1.88        02/15/2006        24,226,605
   3,800,000   FHLMC                                                                       4.88        03/15/2007         3,956,313
   5,000,000   FHLMC                                                                       7.10        04/10/2007         5,510,105
  10,525,000   FHLMC                                                                       3.38        04/15/2009        10,129,302
   8,000,000   FHLMC                                                                       6.63        09/15/2009         8,848,128
  12,000,000   FHLMC                                                                       5.50        09/15/2011        12,445,704
  11,870,481   FHLMC #847100+/-                                                            5.10        12/01/2032        11,916,508
   5,130,190   FHLMC #A10252                                                               5.00        06/01/2033         4,936,151
   5,095,291   FHLMC #A11433                                                               5.00        08/01/2033         4,902,572
   7,339,360   FHLMC #B13066                                                               4.00        03/01/2014         7,032,730
   2,701,726   FHLMC #C01345                                                               7.00        04/01/2032         2,838,278
   8,096,617   FHLMC #C10444                                                               6.00        01/01/2033         8,240,657
   1,596,689   FHLMC #C22339                                                               6.50        02/01/2029         1,658,301
     507,485   FHLMC #C31808                                                               7.50        10/01/2029           545,192
   2,766,737   FHLMC #C59553                                                               7.50        11/01/2031         2,969,894
   3,264,146   FHLMC #C65576                                                               7.50        04/01/2032         3,500,548
      96,865   FHLMC #E00228                                                               6.50        07/01/2008           102,752
   5,218,423   FHLMC #E00659                                                               6.00        04/01/2014         5,439,853
   6,252,730   FHLMC #E96459                                                               5.00        05/01/2018         6,260,198
     214,605   FHLMC #G00683                                                               8.50        12/01/2025           234,421

                                                                                                                        153,095,927
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.53%
  21,385,000   FNMA                                                                        2.38        02/15/2007        20,877,577
  10,000,000   FNMA                                                                        6.63        10/15/2007        10,949,260
  13,000,000   FNMA                                                                        3.25        08/15/2008        12,625,093
   8,000,000   FNMA                                                                        6.38        06/15/2009         8,739,552
  17,000,000   FNMA                                                                        7.25        01/15/2010        19,300,440
  15,500,000   FNMA                                                                        7.13        06/15/2010        17,542,776
   9,000,000   FNMA                                                                        5.50        03/15/2011         9,383,382
      83,406   FNMA #190705                                                                6.50        03/01/2009            88,419
     292,615   FNMA #252260                                                                6.00        02/01/2014           304,818
   1,096,929   FNMA #253057                                                                8.00        12/01/2029         1,191,808
     381,077   FNMA #253266                                                                8.00        05/01/2030           412,349
   1,982,245   FNMA #253951                                                                7.50        09/01/2031         2,117,838
   1,982,422   FNMA #254190                                                                5.50        02/01/2009         2,021,090
   1,880,332   FNMA #254218                                                                7.00        02/01/2032         1,981,483
     846,652   FNMA #254223                                                                7.50        02/01/2032           904,566
   4,871,213   FNMA #254372                                                                6.00        07/01/2017         5,061,658
   5,788,258   FNMA #254480                                                                7.00        10/01/2032         6,086,366
   4,889,763   FNMA #254688                                                                5.50        03/01/2023         4,927,067
   2,399,632   FNMA #254805                                                                5.00        06/01/2013         2,441,579

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  6,780,700   FNMA #254831                                                                5.00%       08/01/2023    $    6,666,166
  12,640,944   FNMA #357464                                                                4.50        12/01/2018        12,376,468
     387,909   FNMA #417768                                                                6.50        03/01/2028           403,362
   1,445,156   FNMA #429182                                                                6.50        05/01/2028         1,500,898
     784,204   FNMA #520842                                                                8.00        11/01/2029           857,518
     619,112   FNMA #545026                                                                6.50        06/01/2016           653,979
   5,321,977   FNMA #545814                                                                6.50        08/01/2032         5,514,316
   6,190,489   FNMA #555531                                                                5.50        06/01/2033         6,141,864
   5,863,023   FNMA #555880                                                                5.50        11/01/2033         5,816,970
   1,616,051   FNMA #584829                                                                6.00        05/01/2016         1,679,582
   2,096,667   FNMA #607067                                                                6.00        11/01/2016         2,179,092
   5,868,495   FNMA #617707                                                                6.00        05/01/2032         5,970,596
   4,273,298   FNMA #672952                                                                5.50        12/01/2017         4,367,371
   4,415,007   FNMA #699853                                                                5.50        04/01/2018         4,511,453
     629,296   FNMA #70765                                                                 9.00        03/01/2021           705,330
  10,089,480   FNMA #746299+/-                                                             4.14        09/01/2033        10,004,277
   4,686,621   FNMA #746320+/-                                                             3.76        10/01/2033         4,643,208
   1,979,178   FNMA #749615                                                                5.50        11/01/2033         1,963,631
   4,202,759   FNMA #751927+/-                                                             3.75        09/01/2033         4,166,641
   5,694,477   FNMA #756265                                                                5.50        11/01/2033         5,649,748
  13,147,512   FNMA #758787                                                                5.00        12/01/2018        13,161,203
   6,640,081   FNMA #758789                                                                5.50        12/01/2033         6,587,924
   4,072,427   FNMA #763140+/-                                                             4.24        12/01/2033         4,076,486
   4,605,000   FNMA TBA%%                                                                  5.00        06/01/2034         4,423,678

                                                                                                                        240,978,882
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.96%
     111,603   GNMA #1580                                                                 10.00        03/20/2021           124,676
   1,300,343   GNMA #158794                                                                7.00        09/15/2028         1,377,705
      72,767   GNMA #1616                                                                 10.00        05/20/2021            81,292
      69,526   GNMA #2025                                                                  7.00        05/20/2010            74,106
     954,536   GNMA #2824                                                                  7.00        10/20/2029         1,008,671
     319,506   GNMA #306052                                                                9.00        06/15/2021           359,160
   3,294,387   GNMA #3376                                                                  6.00        04/20/2033         3,355,332
     617,253   GNMA #467791                                                                7.50        04/15/2028           663,383
   5,327,407   GNMA #604556                                                                5.50        08/15/2033         5,303,643
   9,252,963   GNMA #621750                                                                6.00        11/15/2033         9,435,707
   1,019,191   GNMA #780886                                                                6.50        10/15/2024         1,066,718
   1,750,908   GNMA #781123                                                                7.00        12/15/2029         1,854,608
   1,326,682   GNMA #781454                                                                7.00        05/15/2028         1,412,981

                                                                                                                         26,117,982
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $475,893,020)                                                               473,357,562
                                                                                                                     --------------

US TREASURY SECURITIES - 9.15%

US TREASURY BILLS - 0.10%
     700,000   US TREASURY BILL^                                                           1.34        11/18/2004           695,445
                                                                                                                     --------------

US TREASURY BONDS - 0.91%
   4,500,000   US TREASURY BOND                                                           12.00        08/15/2013         5,974,277
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
US TREASURY NOTES - 8.14%
$ 19,000,000   US TREASURY NOTE                                                            6.50%       08/15/2005    $   20,014,562
  12,000,000   US TREASURY NOTE                                                            1.63        02/28/2006        11,842,500
  16,000,000   US TREASURY NOTE                                                            2.25        04/30/2006        15,925,632
   6,000,000   US TREASURY NOTE                                                            2.25        02/15/2007         5,892,654

                                                                                                                         53,675,348
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $60,331,146)                                                                          60,345,070
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 47.96%
               COLLATERAL FOR SECURITY LENDING                                                                          316,371,583

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $316,371,583)                                                             316,371,583
                                                                                                                     --------------

SHARES

SHORT-TERM INVESTMENTS - 0.92%
   6,061,473   WELLS FARGO MONEY MARKET TRUST~                                                                            6,061,473
                                                                                                                     --------------

   TOTAL SHORT-TERM INVESTMENTS (COST $6,061,473)                                                                         6,061,473
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $979,440,544)*                               147.82%                                                           $  975,213,012
OTHER ASSETS AND LIABILITIES, NET                  (47.82)                                                             (315,504,946)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  659,708,066
                                                   ======                                                            ==============


+/-   VARIABLE RATE SECURITIES.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECIEVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

%% SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS, TOTAL COST $4,682,984. (SEE NOTE 2)

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $982,829,569 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                            $  5,788,635
      GROSS UNREALIZED DEPRECIATION                             (13,405,192)
                                                               ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)              $ (7,616,557)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 10.63%
$  1,250,000   AMERICREDIT AUTOMOBILE SERIES 2003-DM CLASS A4                              2.84%       08/06/2010    $    1,235,738
   2,000,000   BANK ONE ISSUANCE TRUST SERIES 2004-A1 CLASS A1                             3.45        10/15/2011         1,938,495
   1,480,000   CAPITAL ONE AUTO FINANCE TRUST SERIES 2003-B CLASS A4                       3.18        09/15/2010         1,462,159
   1,841,330   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2003-5 CLASS 1A1+/-         1.22        04/25/2018         1,841,925
   3,000,000   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED SERIES 2004-1 CLASS 1A3            2.98        04/25/2026         2,938,838
   2,190,000   DAIMLER CHRYSLER AUTO TRUST SERIES 2003-B CLASS A4                          2.86        03/08/2009         2,166,926
   1,000,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2003-2 CLASS A4                           3.02        12/17/2010           983,135
   1,275,000   JOHN DEERE OWNER TRUST SERIES 2004-A CLASS A4                               3.02        03/15/2011         1,253,883
   2,500,000   NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A4                 2.88        05/15/2011         2,441,277
   2,000,000   ONYX ACCEPTANCE AUTO TRUST SERIES 2004-A CLASS A3                           2.19        03/17/2008         1,980,697
   1,250,000   PROVIDIAN GATEWAY MASTER TRUST SERIES 2001-B CLASS A+++/-                   1.40        04/15/2009         1,252,502
   2,125,000   WFS FINANCIAL OWNER TRUST SERIES 2004-2 CLASS A4                            3.54        11/21/2011         2,109,063

TOTAL ASSET-BACKED SECURITIES (COST $21,906,345)                                                                         21,604,638
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.88%
  28,595,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-1
               CLASS XP(C)+/-                                                              0.83        11/10/2039           958,153
  11,410,000   BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-2
               CLASS XP(C)+/-                                                              1.16        11/10/2038           588,383
  14,815,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T10
               CLASS X2++(C)+/-                                                            1.27        03/13/2040           887,420
  46,995,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2003-T12
               CLASS X2++(C)+/-                                                            0.80        08/13/2039         1,490,047
  13,811,768   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 1998-C2
               CLASS AX(C)+/-                                                              0.94        11/11/2030           502,164
  20,467,135   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-C3
               CLASS AX++(C)+/-                                                            0.94        05/15/2038           799,810
   9,795,000   FIRST UNION NATIONAL BANK - BANK OF AMERICA COMMERCIAL MORTGAGE TRUST
               INTEREST ONLY SERIES 2001-C1 CLASS IO2++(C)+/-                              1.73        03/15/2011           776,821
  14,785,000   GE CAPITAL MORTGAGE CORPORATION SERIES 2004-C1 CLASS X2++(C)+/-             1.20        11/10/2038           774,687
   1,726,251   GLOBAL SIGNAL TRUST SERIES 2004-1 CLASS A++                                 3.71        01/15/2034         1,669,002
  20,951,667   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED INTEREST ONLY
               SERIES 2002-C1 CLASS X1++(C)+/-                                             0.52        11/15/2039           693,094
   2,375,346   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 1997-C1
               CLASS A3                                                                    6.87        07/15/2029         2,558,911
  70,780,000   GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2004-GG1A
               CLASS XP++(C)+/-                                                            0.55        06/10/2036         1,406,554
  13,522,666   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002 KEY2 X1++(C)+/-        1.28        03/18/2036           883,034

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $14,190,073)                                                             13,988,080
                                                                                                                     --------------

MORTGAGE-BACKED SECURITIES - 1.33%
  15,011,127   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2003-LB1A
               CLASS X2++(C)+/-                                                            1.63        06/10/2010         1,028,486
  19,054,935   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
               2004-C1 CLASS AX++(C)+/-                                                    0.08        01/15/2037           436,583
  16,877,586   LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE OBLIGATION SERIES C3 CLASS X
               CLASS++(C)+/-                                                               0.24        02/15/2037           499,745
  23,970,936   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002 C1++(C)+/-              0.32        04/15/2034           714,444
     441,071   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003 C4 XP++(C)+/-           1.02        04/15/2035            19,896

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,687,511)                                                                        2,699,154
                                                                                                                     --------------

FOREIGN CORPORATE BONDS - 0.95%
   2,000,000   PREFERRED TERM SECS XIII CLASS A-3+++/-                                     2.99        03/24/2034         1,943,000

TOTAL FOREIGN CORPORATE BONDS (COST $2,000,000)                                                                           1,943,000
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
US GOVERNMENT AGENCY SECURITIES - 69.71%

FEDERAL HOME LOAN BANK - 3.43%
$  7,000,000     FHLB                                                                      2.88%       09/15/2006    $    6,974,170
                                                                                                                     --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 24.83%
   9,000,000   FHLMC                                                                       2.13        11/15/2005         8,967,834
  15,000,000   FHLMC                                                                       1.88        02/15/2006        14,832,615
   6,000,000   FHLMC                                                                       4.88        03/15/2007         6,246,810
   5,000,000   FHLMC                                                                       3.63        09/15/2008         4,919,890
       1,812   FHLMC #845410+/-                                                            3.31        07/01/2023             1,886
       1,134   FHLMC #845613+/-                                                            4.17        01/01/2024             1,179
   3,636,983   FHLMC #847100+/-                                                            5.10        12/01/2032         3,651,085
   1,657,038   FHLMC #A10252                                                               5.00        06/01/2033         1,594,364
   2,109,575   FHLMC #B13066                                                               4.00        03/01/2014         2,021,440
     640,093   FHLMC #C00894                                                               6.50        12/01/2029           664,337
     214,797   FHLMC #C01034                                                               8.00        08/01/2030           232,076
     900,575   FHLMC #C01345                                                               7.00        04/01/2032           946,092
   2,024,154   FHLMC #C10444                                                               6.00        01/01/2033         2,060,164
     699,638   FHLMC #C59553                                                               7.50        11/01/2031           751,011
   1,545,384   FHLMC #C65576                                                               7.50        04/01/2032         1,657,307
   1,917,085   FHLMC #E96459                                                               5.00        05/01/2018         1,919,375

                                                                                                                         50,467,465
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 38.56%
   5,420,000   FNMA                                                                        2.63        11/15/2006         5,354,136
  13,500,000   FNMA                                                                        2.38        02/15/2007        13,179,672
  11,125,000   FNMA                                                                        3.25        08/15/2008        10,804,166
     192,134   FNMA #253881                                                                7.00        07/01/2016           204,438
     972,729   FNMA #254190                                                                5.50        02/01/2009           991,703
   1,504,265   FNMA #254218                                                                7.00        02/01/2032         1,585,186
     846,652   FNMA #254223                                                                7.50        02/01/2032           904,566
   1,063,559   FNMA #254243                                                                6.00        02/01/2009         1,091,721
   3,843,815   FNMA #254372                                                                6.00        07/01/2017         3,994,094
   1,812,488   FNMA #254480                                                                7.00        10/01/2032         1,905,835
   3,179,759   FNMA #254688                                                                5.50        03/01/2023         3,204,017
   2,394,320   FNMA #254831                                                                5.00        08/01/2023         2,353,877
   2,356,314   FNMA #357464                                                                4.50        12/01/2018         2,307,014
     461,336   FNMA #401770                                                                6.50        10/01/2027           479,676
     526,528   FNMA #488341                                                                6.50        04/01/2029           546,481
     357,228   FNMA #545026                                                                6.50        06/01/2016           377,346
   2,304,269   FNMA #545814                                                                6.50        08/01/2032         2,387,546
   2,063,496   FNMA #555531                                                                5.50        06/01/2033         2,047,288
   1,818,196   FNMA #555880                                                                5.50        11/01/2033         1,803,914
     348,820   FNMA #584829                                                                6.00        05/01/2016           362,533
     702,354   FNMA #607067                                                                6.00        11/01/2016           729,965
   1,705,185   FNMA #617707                                                                6.00        05/01/2032         1,734,852
   2,147,386   FNMA #672952                                                                5.50        12/01/2017         2,194,659

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  1,501,388   FNMA #699853                                                                5.50%       04/01/2018    $    1,534,186
   4,046,377   FNMA #746299+/-                                                             4.14        09/01/2033         4,012,207
   1,405,986   FNMA #746320+/-                                                             3.76        10/01/2033         1,392,962
   3,038,340   FNMA #749615                                                                5.50        11/01/2033         3,014,474
   1,240,366   FNMA #751927+/-                                                             3.75        09/01/2033         1,229,707
   3,975,490   FNMA #758787                                                                5.00        12/01/2018         3,979,629
   1,445,591   FNMA #758789                                                                5.50        12/01/2033         1,434,236
   1,241,758   FNMA #763140+/-                                                             4.24        12/01/2033         1,242,996
       3,533   FNMA SERIES G93-19 CLASS FJ+/-                                              2.75        04/25/2023             3,379

                                                                                                                         78,388,461
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.89%
      56,084   GNMA #157247                                                                9.50        05/20/2016            62,646
     225,782   GNMA #2036                                                                  8.00        07/20/2025           246,296
   1,012,338   GNMA #3376                                                                  6.00        04/20/2033         1,031,066
   1,637,069   GNMA #604556                                                                5.50        08/15/2033         1,629,767
   2,849,057   GNMA #621750                                                                6.00        11/15/2033         2,905,325

                                                                                                                          5,875,100
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $143,078,705)                                                               141,705,196
                                                                                                                     --------------

US TREASURY SECURITIES - 9.14%

US TREASURY BILLS - 0.15%
     300,000   US TREASURY BILL^                                                           1.34        11/18/2004           298,048
                                                                                                                     --------------

US TREASURY NOTES - 8.99%
   1,400,000   US TREASURY NOTE                                                            1.63        04/30/2005         1,398,141
   5,000,000   US TREASURY NOTE                                                            6.50        08/15/2005         5,266,990
     700,000   US TREASURY NOTE                                                            5.75        11/15/2005           735,546
   1,000,000   US TREASURY NOTE                                                            1.63        02/28/2006           986,875
   5,000,000   US TREASURY NOTE                                                            2.25        04/30/2006         4,976,760
   5,000,000   US TREASURY NOTE                                                            2.25        02/15/2007         4,910,545
                                                                                                                         18,274,857
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $18,608,520)                                                                          18,572,905
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

               SECURITY NAME                                                                                               VALUE
COLLATERAL FOR SECURITIES LENDING - 49.77%
               COLLATERAL FOR SECURITY LENDING                                                                       $  101,174,436

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $101,174,436)                                                             101,174,436
                                                                                                                     --------------

SHARES

SHORT-TERM INVESTMENTS - 0.83%
   1,685,860   WELLS FARGO MONEY MARKET TRUST~                                                                            1,685,860
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,685,860)                                                                            1,685,860
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $305,331,450)*                               149.24%                                                           $  303,373,269
OTHER ASSETS AND LIABILITIES, NET                  (49.24)                                                             (100,097,654)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  203,275,615
                                                   ======                                                            ==============


+/-   VARIABLE RATE SECURITIES.

(C) INTEREST-ONLY SECURITIES ENTITLE HOLDERS TO RECIEVE ONLY THE INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE PRINCIPAL AMOUNT SHOWN IS THE NOTIONAL AMOUNT OF THE UNDERLYING MORTGAGES. INTEREST RATE DISCLOSED REPRESENTS THE YIELD BASED UPON THE ESTIMATED TIMING OF FUTURE CASH FLOWS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $305,332,575 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                              $   718,481
      GROSS UNREALIZED DEPRECIATION                               (2,677,787)
                                                                 -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)                $(1,959,306)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 9.48%
$  5,000,000   BMW VEHICLE OWNER TRUST SERIES 2003-A CLASS A3                              1.94%       02/25/2007    $    4,995,976
   3,380,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2001-2 CLASS A4                 5.00        12/15/2006         3,386,041
   2,000,000   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                     2.08        05/15/2008         1,975,756
   4,015,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A1 CLASS A1                 6.90        10/15/2007         4,254,923
   5,140,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A1 CLASS A1                 2.55        01/20/2009         5,045,208
   2,564,922   DAIMLER CHRYSLER AUTO TRUST SERIES 2002-1 CLASS A3                          3.85        04/06/2006         2,581,479
   3,250,713   DAIMLER CHRYSLER AUTO TRUST SERIES 2002-B CLASS A3                          2.93        06/06/2006         3,266,382
     488,495   FORD CREDIT AUTO OWNER TRUST CLASS 2002-B CLASS A3A                         4.14        12/15/2005           492,594
   3,750,000   FORD CREDIT AUTO OWNER TRUST SERIES 2002-D CLASS A3A                        2.68        02/15/2006         3,765,875
     600,000   FORD CREDIT AUTO OWNER TRUST SERIES 2003-A CLASS A3A                        2.20        07/17/2006           601,234
   2,698,309   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2002-3 CLASS A3                   3.00        05/18/2006         2,713,471
   3,417,000   HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2003-1 CLASS A3                   1.92        11/20/2006         3,416,324
   4,700,000   NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3                 2.11        07/15/2008         4,644,482
   2,949,742   TOYOTA AUTO RECEIVABLES OWNER TRUST SERIES 2002-C CLASS A3                  2.65        11/15/2006         2,962,559
     900,000   VOLKSWAGEN AUTO LOAN ENHANCED TRUST SERIES 2003-1 CLASS A4                  1.93        01/20/2010           875,039
   4,700,000   WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2003-B CLASS A3                    2.20        01/15/2008         4,666,939

TOTAL ASSET-BACKED SECURITIES (COST $49,909,620)                                                                         49,644,282
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.34%
     711,517   CHASE FUNDING MORTGAGE LOAN SERIES 2001-3 CLASS 2A1+/-                      1.35        10/25/2031           712,085
   1,967,899   FHLMC SERIES 1488 CLASS PG                                                  7.00        04/15/2008         2,050,637
   3,058,035   FHLMC SERIES 1490 CLASS CA                                                  6.50        04/15/2008         3,176,056
   4,972,899   FHLMC SERIES 1594 CLASS H                                                   6.00        10/15/2008         5,148,964
   3,305,000   FHLMC SERIES 1626 CLASS PT                                                  6.00        12/15/2008         3,459,646
   4,417,952   FHLMC SERIES 1662 CLASS C                                                   6.25        06/15/2008         4,500,135
     117,123   FHLMC SERIES 22 CLASS A4                                                    7.12        10/25/2027           118,231
   4,027,458   FHLMC SERIES 2509 CLASS TU                                                  5.50        10/15/2009         4,182,402
   4,226,662   FHLMC SERIES 2663 CLASS BA                                                  5.00        02/15/2011         4,330,530
   7,010,556   FHLMC SERIES 2687 CLASS PW                                                  5.50        07/15/2009         7,286,322
  34,597,728   FHLMC SERIES 2705 CLASS LA                                                  4.50        02/15/2023        35,272,816
   1,759,211   FNMA SERIES 1993-10 CLASS PH                                                6.50        12/25/2007         1,801,827
  10,950,000   FNMA SERIES 1993-188 CLASS K                                                6.00        10/25/2008        11,527,611
   5,448,864   FNMA SERIES 1993-240 CLASS PC                                               6.25        07/25/2013         5,625,606
     381,439   FNMA SERIES 2001-53 CLASS CA                                                5.75        06/25/2031           388,302
   5,362,428   FNMA SERIES 2002-70 CLASS QU                                                5.50        05/25/2010         5,557,546
   5,946,177   FNMA SERIES 2002-78 CLASS VA                                                5.50        06/25/2010         6,087,602

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $102,090,028)                                                           101,226,318
                                                                                                                     --------------

US GOVERNMENT AGENCY SECURITIES - 45.80%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 36.18%
  90,858,000   FHLMC                                                                       5.50        07/15/2006        95,724,446
  24,050,000   FHLMC                                                                       2.88        12/15/2006        23,887,085
  24,336,912   FHLMC #M90903                                                               4.00        03/01/2009        24,304,528
  10,650,469   FHLMC #M90918                                                               3.50        05/01/2009        10,498,614
  14,914,000   FHLMC TBA%%                                                                 3.50        06/01/2034        14,319,770
   8,997,000   FHLMC TBA%%                                                                 4.00        06/01/2034         8,963,261
  11,932,000   FHLMC TBA%%                                                                 4.00        06/01/2034        11,663,530

                                                                                                                        189,361,234
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.62%
$ 29,986,000   FNMA                                                                        5.00%       01/15/2007    $   31,292,010
  18,883,195   FNMA #254589                                                                5.50        01/01/2023        19,039,225
                                                                                                                         50,331,235
                                                                                                                     --------------

   TOTAL US GOVERNMENT AGENCY SECURITIES (COST $240,642,142)                                                            239,692,469
                                                                                                                     --------------

US TREASURY SECURITIES - 20.66%

US TREASURY NOTES - 20.66%
 108,825,000   US TREASURY NOTE                                                            1.88        12/31/2005       108,119,379
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $109,279,017)                                                                        108,119,379
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 46.78%
               COLLATERAL FOR SECURITY LENDING                                                                          244,861,159

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $244,861,159)                                                             244,861,159
                                                                                                                     --------------

SHORT-TERM INVESTMENTS - 5.39%

REPURCHASE AGREEMENTS - 5.39%
  28,218,000   GREENWICH CAPITAL MARKET INCORPORATED - 102% COLLATERALIZED BY US
               GOVERNMENT SECURITIES                                                       1.08        06/01/2004        28,218,000
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $28,218,000)                                                                          28,218,000
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $774,999,966)*                               147.45%                                                           $  771,761,607
OTHER ASSETS AND LIABILITIES, NET                  (47.45)                                                             (248,371,921)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  523,389,686
                                                   ======                                                            ==============

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004 - (2.81%)
(14,873,000)   FNMA TBA%%                                                                  5.50%       06/01/2034       (14,719,630)
                                                                                                                     --------------

TOTAL SECURITIES SOLD SHORT (TOTAL PROCEEDS $(14,702,193))                                                              (14,719,630)
                                                                                                                     --------------

+/-   VARIABLE RATE SECURITIES.

%% SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS, TOTAL COST $35,174,721. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $775,076,419 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $ 382,193
      GROSS UNREALIZED DEPRECIATION                               (3,697,005)
                                                                 -----------
       NET UNREALIZED APPRECIATION (DEPRECIATION)                $(3,314,812)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
ASSET-BACKED SECURITIES - 7.08%
$  1,139,000   AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2004-3 CLASS A          4.35%       12/15/2011    $    1,141,670
   3,309,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3                 2.00        11/15/2007         3,263,339
   2,030,000   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                     2.08        05/15/2008         2,005,392
   1,800,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A3 CLASS A3                 6.88        11/16/2009         1,983,372
   1,410,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A10 CLASS A10               4.75        12/10/2015         1,363,056
   1,415,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A6 CLASS A6                 2.90        05/17/2010         1,361,216
   3,185,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A1 CLASS A1                 2.55        01/20/2009         3,126,262
     200,000   CONNECTICUT RRB SPECIAL PURPOSE TRUST CL&P SERIES 1 CLASS A5                6.21        12/30/2011           216,436
     960,000   MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2001-A1 CLASS A1                  5.75        10/15/2008         1,012,622
   1,115,000   NATIONAL CITY AUTO RECEIVABLES TRUST SERIES 2004-A CLASS A3                 2.11        07/15/2008         1,101,829
   4,470,000   NATIONAL CITY CREDIT CARD MASTER TRUST SERIES 2000-1 CLASS A+/-             1.25        08/15/2007         4,477,981
   1,115,000   WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2003-B CLASS A3                    2.20        01/15/2008         1,107,157

TOTAL ASSET-BACKED SECURITIES (COST $22,397,462)                                                                         22,160,332
                                                                                                                     --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.96%
   2,760,000   NOMURA ASSET SECURITIES CORPORATION SERIES 1998-D6 CLASS A1B                6.59        03/15/2030         3,009,415

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $3,127,275)                                                               3,009,415
                                                                                                                     --------------

CORPORATE BONDS & NOTES - 21.00%

BUSINESS SERVICES - 0.59%
   1,745,000   HOUSEHOLD FINANCE CORPORATION                                               5.88        02/01/2009         1,842,404
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 0.54%
   1,100,000   E.I. DU PONT DE NEMOURS                                                     4.13        04/30/2010         1,076,290
     630,000   WYETH                                                                       5.50        02/01/2014           600,844

                                                                                                                          1,677,134
                                                                                                                     --------------

COMMUNICATIONS - 4.25%
     330,000   AT&T WIRELESS SERVICES INCORPORATED                                         8.75        03/01/2031           402,217
     750,000   BRITISH SKY BROADCASTING PLC                                                8.20        07/15/2009           865,517
   2,190,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                          8.38        03/15/2013         2,571,056
     690,000   COX COMMUNICATIONS INCORPORATED                                             4.63        06/01/2013           635,618
     735,000   DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                                   8.75        06/15/2030           895,439
     830,000   FRANCE TELECOM                                                              8.20        03/01/2006           895,592
     670,000   FRANCE TELECOM                                                              8.75        03/01/2011           776,614
     355,000   LIBERTY MEDIA CORPORATION                                                   7.88        07/15/2009           399,696
     550,000   NEWS AMERICA HOLDINGS                                                       9.25        02/01/2013           690,473
     550,000   SPRINT CAPITAL CORPORATION                                                  7.63        01/30/2011           610,651
     860,000   TELECOM ITALIA CAPITAL++                                                    5.25        11/15/2013           831,690
   1,975,000   TIME WARNER INCORPORATED                                                    6.88        05/01/2012         2,134,693
     460,000   VERIZON GLOBAL FUNDING CORPORATION                                          7.75        12/01/2030           517,769
     545,000   VERIZON NEW YORK INCORPORATED SERIES A                                      6.88        04/01/2012           586,174
     445,000   WALT DISNEY COMPANY                                                         7.00        03/01/2032           476,364

                                                                                                                         13,289,563
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 2.10%
     920,000   BANK OF AMERICA CORPORATION                                                 5.88        02/15/2009           977,560
     565,000   BANK OF AMERICA CORPORATION                                                 5.25        12/01/2015           542,139
   1,845,000   CAPITAL ONE BANK                                                            5.75        09/15/2010         1,890,793
     630,000   PNC FUNDING CORPORATION                                                     5.25        11/15/2015           603,312

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
$    375,000   RBS CAPITAL TRUST+/-                                                        4.71%       12/29/2049    $      344,558
     330,000   ROYAL BANK OF SCOTLAND GROUP                                                5.00        11/12/2013           321,682
   1,225,000   WACHOVIA CORPORATION                                                        3.63        02/17/2009         1,186,491
     705,000   ZIONS BANCORPORATION                                                        6.00        09/15/2015           707,503

                                                                                                                          6,574,038
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.63%
     360,000   AMERICAN ELECTRIC POWER SERIES C                                            5.38        03/15/2010           367,675
     385,000   FIRST ENERGY CORPORATION SERIES B                                           6.45        11/15/2011           400,303
   1,710,000   PACIFIC GAS AND ELECTRIC                                                    6.05        03/01/2034         1,603,110
     540,000   PROGRESS ENERGY INCORPORATED                                                7.75        03/01/2031           605,053
     485,000   PUBLIC SERVICE COMPANY OF COLORADO                                          7.88        10/01/2012           571,198
   1,390,000   SOUTHERN CALIFORNIA EDISON                                                  8.00        02/15/2007         1,543,938

                                                                                                                          5,091,277
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.22%
     555,000   LOCKHEED MARTIN CORPORATION                                                 8.50        12/01/2029           692,333
                                                                                                                     --------------

FINANCIAL SERVICES - 1.31%
   1,958,000   CITIGROUP INCORPORATED                                                      7.25        10/01/2010         2,200,524
     720,000   CITIGROUP INCORPORATED                                                      6.50        01/18/2011           783,224
   1,160,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTN                             3.25        06/15/2009         1,101,744

                                                                                                                          4,085,492
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 0.22%
     725,000   BOTTLING GROUP LLC                                                          4.63        11/15/2012           701,095
                                                                                                                     --------------

FOOD STORES - 0.45%
     275,000   KROGER COMPANY                                                              7.50        04/01/2031           303,665
     960,000   YUM! BRANDS INCORPORATED                                                    7.70        07/01/2012         1,097,544

                                                                                                                          1,401,209
                                                                                                                     --------------

FORESTRY - 0.31%
     365,000   WEYERHAEUSER COMPANY                                                        6.75        03/15/2012           394,319
     545,000   WEYERHAEUSER COMPANY                                                        7.38        03/15/2032           588,994

                                                                                                                            983,313
                                                                                                                     --------------

HEALTH SERVICES - 0.25%
     750,000   MEDCO HEALTH SOLUTIONS INCORPORATED                                         7.25        08/15/2013           795,853
                                                                                                                     --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.09%
     275,000   UFJ FINANCE ARUBA AEC                                                       6.75        07/15/2013           281,354
                                                                                                                     --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.92%
     665,000   GENERAL ELECTRIC COMPANY                                                    5.00        02/01/2013           653,419
   2,130,000   TYCO INTERNATIONAL GROUP SA                                                 6.38        10/15/2011         2,239,133

                                                                                                                          2,892,552
                                                                                                                     --------------

MOTION PICTURES - 0.35%
     935,000   TIME WARNER ENTERTAINMENT COMPANIES LP                                      8.38        07/15/2033         1,094,029
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 3.27%
     700,000   BOEING CAPITAL CORPORATION                                                  6.10        03/01/2011           734,890
     410,000   CITIGROUP INCORPORATED                                                      6.00        10/31/2033           390,445
     625,000   FORD MOTOR CREDIT COMPANY+/-                                                3.05        10/25/2004           628,483
   1,240,000   FORD MOTOR CREDIT COMPANY                                                   7.38        10/28/2009         1,317,195

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
$    830,000   FORD MOTOR CREDIT COMPANY                                                   7.00%       10/01/2013    $      833,035
     300,000   FORD MOTOR CREDIT COMPANY+/-                                                1.01        08/15/2048           297,039
   1,420,000   GENERAL ELECTRIC CAPITAL CORPORATION                                        3.50        05/01/2008         1,394,545
   2,210,000   GENERAL MOTORS ACCEPTANCE CORPORATION                                       6.88        09/15/2011         2,251,546
   1,650,000   HOUSEHOLD FINANCE CORPORATION                                               5.75        01/30/2007         1,742,347
     255,000   HOUSEHOLD FINANCE CORPORATION                                               7.63        05/17/2032           295,409
     370,000   SLM CORPORATION SERIES MTNA                                                 5.00        10/01/2013           355,300

                                                                                                                         10,240,234
                                                                                                                     --------------

OIL & GAS EXTRACTION - 0.25%
     275,000   CONOCOPHILLIPS                                                              5.90        10/15/2032           264,378
     535,000   ENCANA CORPORATION                                                          4.75        10/15/2013           503,097

                                                                                                                            767,475
                                                                                                                     --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.44%
     555,000   ALBERTA ENERGY COMPANY LIMITED                                              7.38        11/01/2031           615,347
     745,000   AMERADA HESS CORPORATION                                                    7.30        08/15/2031           751,939

                                                                                                                          1,367,286
                                                                                                                     --------------

RAILROAD TRANSPORTATION - 0.67%
     980,000   CANADIAN NATIONAL RAILWAY COMPANY                                           7.38        10/15/2031         1,123,839
     995,000   UNION PACIFIC CORPORATION                                                   6.25        05/01/2034           968,709

                                                                                                                          2,092,548
                                                                                                                     --------------

REAL ESTATE - 0.66%
     680,000   HEALTH CARE PROPERTY INVESTORS INCORPORATED                                 6.45        06/25/2012           727,337
   1,435,000   HEALTHCARE REALTY TRUST                                                     5.13        04/01/2014         1,330,366

                                                                                                                          2,057,703
                                                                                                                     --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.92%
     715,000   CITIGROUP INCORPORATED                                                      5.13        05/05/2014           697,458
     950,000   GOLDMAN SACHS GROUP INCORPORATED                                            4.75        07/15/2013           888,412
   2,240,000   JP MORGAN CHASE & COMPANY                                                   4.00        02/01/2008         2,237,932
     785,000   JP MORGAN CHASE & COMPANY                                                   6.75        02/01/2011           855,740
     530,000   MERRILL LYNCH & COMPANY                                                     4.13        01/15/2009           521,937
     890,000   MORGAN STANLEY                                                              4.75        04/01/2014           818,322

                                                                                                                          6,019,801
                                                                                                                     --------------

TELECOMMUNICATIONS - 0.35%
   1,035,000   SPRINT CAPITAL CORPORATION                                                  6.00        01/15/2007         1,087,993
                                                                                                                     --------------

TRANSPORTATION EQUIPMENT - 0.21%
     635,000   DAIMLER CHRYSLER NA HOLDING CORPORATION                                     6.50        11/15/2013           643,462
                                                                                                                     --------------

TOTAL CORPORATE BONDS & NOTES (COST $67,657,166)                                                                         65,678,148
                                                                                                                     --------------

FOREIGN GOVERNMENT BONDS - 1.43%
   1,605,000   MEXICO GOVERNMENT INTERNATIONAL BOND SERIES MTN                             6.38        01/16/2013         1,605,000
   1,100,000   NEW BRUNSWICK PROVINCE                                                      3.50        10/23/2007         1,100,600
     825,000   QUEBEC PROVINCE                                                             4.88        05/05/2014           799,725
     920,000   TXU AUSTRALIA HOLDINGS++                                                    6.15        11/15/2013           954,655

TOTAL FOREIGN GOVERNMENT BONDS (COST $4,517,404)                                                                          4,459,980
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
US GOVERNMENT AGENCY SECURITIES - 59.07%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 24.18%
$ 11,629,000   FHLMC                                                                       2.88%       12/15/2006    $   11,550,225
  14,953,000   FHLMC                                                                       6.63        09/15/2009        16,538,257
     395,431   FHLMC #B10796                                                               5.00        12/01/2018           395,904
     721,795   FHLMC #B11772                                                               5.00        01/01/2019           722,657
     228,600   FHLMC #B11773                                                               5.00        01/01/2019           228,873
     781,971   FHLMC #B11838                                                               5.00        01/01/2019           782,905
     600,699   FHLMC #B11840                                                               5.00        01/01/2019           601,416
   1,992,354   FHLMC #B11857                                                               5.00        01/01/2019         1,994,734
   2,401,675   FHLMC #B11858                                                               5.00        01/01/2019         2,404,544
   1,540,203   FHLMC #B11859                                                               5.00        01/01/2019         1,542,042
     852,795   FHLMC #B12151                                                               5.00        02/01/2019           853,813
   1,973,600   FHLMC #B12316                                                               5.00        02/01/2019         1,974,361
     241,615   FHLMC #B12785                                                               5.00        03/01/2019           241,708
     269,173   FHLMC #B12801                                                               5.00        03/01/2019           269,277
     288,838   FHLMC #B12856                                                               5.00        03/01/2019           288,949
     311,165   FHLMC #B12950                                                               5.00        03/01/2019           311,285
     213,151   FHLMC #B12951                                                               5.00        03/01/2019           213,405
   1,406,212   FHLMC #B12978                                                               5.00        03/01/2019         1,406,754
   2,782,905   FHLMC #B12997                                                               4.50        03/01/2019         2,721,739
     922,508   FHLMC #C90583                                                               6.00        10/01/2022           948,192
     373,591   FHLMC #C90588                                                               5.50        11/01/2022           377,076
     379,702   FHLMC #C90606                                                               5.50        01/01/2023           383,244
     291,818   FHLMC #C90645                                                               5.50        03/01/2023           294,322
     327,868   FHLMC #D95720                                                               5.50        11/01/2022           330,927
     269,895   FHLMC #E97128                                                               5.00        06/01/2018           270,217
   1,074,863   FHLMC #E97433                                                               5.00        07/01/2018         1,076,146
     361,849   FHLMC #E99373                                                               5.00        10/01/2018           362,281
     334,067   FHLMC #E99463                                                               5.00        10/01/2018           334,466
   2,064,515   FHLMC #G01647                                                               4.00        01/01/2034         1,827,005
   3,140,774   FHLMC #M80895                                                               5.00        01/01/2011         3,199,176
     348,842   FHLMC #M80910                                                               5.00        02/01/2011           355,137
   4,620,001   FHLMC #M80911                                                               4.00        04/01/2011         4,527,228
     123,097   FHLMC #M80913                                                               5.00        04/01/2011           125,318
     367,263   FHLMC #M80914                                                               5.00        03/01/2011           373,890
   4,850,000   FHLMC #M80916                                                               4.00        05/01/2011         4,752,607
     732,876   FHLMC #M90909                                                               3.50        03/01/2009           722,427
   5,623,060   FHLMC #M90913                                                               3.50        04/01/2009         5,542,886
   1,600,000   FHLMC #M90918                                                               3.50        05/01/2009         1,577,187
   1,262,687   FHLMC SERIES 2545 CLASS HT                                                  4.50        04/15/2018         1,269,630
   1,189,402   FHLMC SERIES 2635 CLASS DG                                                  4.50        01/15/2018         1,155,965
     828,000   FHLMC TBA%%                                                                 4.00        06/01/2011           809,370

                                                                                                                         75,657,545
                                                                                                                     --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.58%
   7,706,000   FNMA                                                                        6.63        10/15/2007         8,437,500
     946,271   FNMA # 759436                                                               6.50        01/01/2034           980,471
     540,707   FNMA #254513                                                                6.00        10/01/2022           555,546

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  1,039,570   FNMA #254544                                                                6.00%       11/01/2022    $    1,068,099
   3,899,798   FNMA #254688                                                                5.50        03/01/2023         3,929,549
   2,962,869   FNMA #254765                                                                6.50        05/01/2033         3,069,954
   3,365,843   FNMA #254963                                                                5.50        10/01/2023         3,391,520
      60,718   FNMA #255047                                                                5.50        01/01/2024            61,182
   3,747,660   FNMA #555138                                                                6.00        01/01/2023         3,850,507
   4,376,669   FNMA #555867                                                                5.50        11/01/2023         4,410,058
     360,314   FNMA #669345                                                                6.50        11/01/2032           373,336
  10,667,727   FNMA #725238                                                                5.00        03/01/2034        10,271,277
   1,556,072   FNMA #743673                                                                6.50        11/01/2033         1,612,312
     605,585   FNMA #743965                                                                6.50        11/01/2033           627,473
      67,061   FNMA #754308                                                                6.50        12/01/2033            69,485
   1,390,252   FNMA #756761                                                                5.50        03/01/2024         1,400,858
     148,140   FNMA #758879                                                                6.50        01/01/2034           153,495
     159,581   FNMA #759002                                                                6.50        01/01/2034           165,348
   1,748,000   FNMA SERIES 2002-82 CLASS XJ                                                4.50        09/25/2012         1,779,350
   1,315,232   FNMA SERIES 2002-85 CLASS PA                                                5.50        01/25/2022         1,334,871
   3,513,827   FNMA SERIES 2003-13 CLASS GA                                                4.50        06/25/2032         3,562,791
     918,000   FNMA SERIES 2003-17 CLASS PQ                                                4.50        03/25/2016           931,666
   7,241,484   FNMA SERIES 2003-24 CLASS PA                                                4.50        11/25/2009         7,348,291
   1,570,331   FNMA SERIES 2003-32 CLASS KA                                                5.00        07/25/2013         1,606,257
     278,171   FNMA SERIES 2003-41 CLASS YN                                                4.00        05/25/2017           281,834
   2,081,435   FNMA SERIES 2003-79 CLASS KA                                                3.75        05/25/2011         2,097,377
   1,520,000   FNMA SERIES 2003-92 CLASS VH                                                5.00        02/25/2019         1,413,587
   7,044,385   FNMA SERIES 2004-29 CLASS AB                                                4.50        10/25/2018         6,966,884
   4,510,013   FNMA SERIES 2004-29 CLASS L                                                 4.00        09/25/2017         4,417,190
   3,757,313   FNMA SERIES 2004-30 CLASS EG                                                4.50        01/25/2018         3,741,855
   2,463,987   FNMA SERIES 2004-40 CLASS BA                                                4.50        09/25/2018         2,436,138
   5,310,000   FNMA TBA%%                                                                  5.00        06/01/2018         5,303,362
   3,021,000   FNMA TBA%%                                                                  4.50        06/01/2019         2,949,251
   5,342,000   FNMA TBA%%                                                                  5.50        06/01/2032         5,286,913
   3,012,000   FNMA TBA%%                                                                  5.00        06/01/2034         2,893,403

                                                                                                                         98,778,990
                                                                                                                     --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.31%
   4,572,124   GNMA #3489                                                                  6.00        12/20/2033         4,656,777
   5,589,000   GNMA TBA%%                                                                  6.00        06/01/2034         5,688,551

                                                                                                                         10,345,328
                                                                                                                     --------------

TOTAL US GOVERNMENT AGENCY SECURITIES (COST $184,916,485)                                                               184,781,863
                                                                                                                     --------------

US TREASURY SECURITIES - 9.40%

US TREASURY BONDS - 6.34%
   6,362,000   US TREASURY BOND                                                            7.13        02/15/2023         7,668,946
   1,828,000   US TREASURY BOND                                                            6.25        08/15/2023         2,011,800
   8,317,000   US TREASURY BOND                                                            6.13        11/15/2027         9,063,259
   1,102,000   US TREASURY BOND                                                            5.38        02/15/2031         1,106,089

                                                                                                                         19,850,094
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
US TREASURY NOTES - 3.06%
       2,000   US TREASURY NOTE                                                            2.25%       04/30/2006             1,991
   2,566,000   US TREASURY NOTE                                                            3.13        04/15/2009         2,491,727
   1,288,000   US TREASURY NOTE                                                            4.00        02/15/2014         1,224,405
   5,802,000   US TREASURY NOTE                                                            4.75        05/15/2014         5,845,515
                                                                                                                          9,563,638
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $29,844,965)                                                                          29,413,732
                                                                                                                     --------------

COLLATERAL FOR SECURITIES LENDING - 40.02%
               COLLATERAL FOR SECURITY LENDING                                                                          125,208,886

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $125,208,886)                                                             125,208,886
                                                                                                                     --------------

SHORT-TERM INVESTMENTS - 4.97%

REPURCHASE AGREEMENTS - 4.97%
  13,771,000   BEAR STEARNS COMPANY INCORPORATED - 102% COLLATERALIZED BY US
               GOVERNMENT SECURITIES                                                       1.08        06/01/2004        13,771,000
   1,782,000   GREENWICH CAPITAL MARKET INCORPORATED - 102% COLLATERALIZED BY US
               GOVERNMENT SECURITIES                                                       1.08        06/01/2004         1,782,000

                                                                                                                         15,553,000
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,553,000)                                                                          15,553,000
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $453,222,643)*                               143.93%                                                           $  450,265,356
OTHER ASSETS AND LIABILITIES, NET                  (43.93)                                                             (137,431,114)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  312,834,242
                                                   ======                                                            ==============

PRINCIPAL

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004 - (2.29%)
  (3,300,000)  FNMA TBA%%                                                                  5.50        06/01/2034        (3,265,970)
  (3,021,000)  FNMA TBA%%                                                                  4.50        06/01/2019        (2,949,251)
    (993,000)  FNMA TBA%%                                                                  5.00        06/01/2034          (953,901)

TOTAL SECURITIES SOLD SHORT(TOTAL PROCEEDS $(7,154,784))                                                                 (7,169,122)
                                                                                                                     --------------

+/-   VARIABLE RATE SECURITIES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

%% SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS, TOTAL COST $22,850,197. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $454,827,216 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                              $   657,862
      GROSS UNREALIZED DEPRECIATION                               (5,219,722)
                                                                 -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                 $(4,561,860)


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2004
--------------------------------------------------------------------------------

STABLE INCOME FUND

FACE/SHARE
AMOUNT            SECURITY NAME                                                                                            VALUE
INVESTMENT IN MASTER PORTFOLIOS - 100.18%
          N/A  WELLS FARGO STABLE INCOME PORTFOLIO                                                                      785,925,205

TOTAL INVESTMENT IN MASTER PORTFOLIOS (COST $787,848,846)                                                               785,925,205
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $787,848,846)*                               100.18%                                                           $  785,925,205
OTHER ASSETS AND LIABILITIES, NET                   (0.18)                                                               (1,430,143)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $  784,495,062
                                                   ======                                                            ==============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2004                WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

STACTICAL MATURITY BOND FUND

FACE/SHARE
AMOUNT         SECURITY NAME                                                                                               VALUE
INVESTMENT IN MASTER PORTFOLIOS - 100.09%
          N/A  WELLS FARGO TACTICAL MATURITY BOND PORTFOLIO                                                          $   15,532,674

TOTAL INVESTMENT IN MASTER PORTFOLIOS (COST $15,598,651)                                                                 15,532,674
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $15,598,651)*                                100.09%                                                           $   15,532,674
OTHER ASSETS AND LIABILITIES, NET                   (0.09)                                                                  (13,872)
                                                   ------                                                            --------------

TOTAL NET ASSETS                                   100.00%                                                           $   15,518,802
                                                   ======                                                            ==============

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS     STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2004
--------------------------------------------------------------------------------


                                                                   DIVERSIFIED     HIGH YIELD            INCOME            INCOME
                                                                     BOND FUND      BOND FUND              FUND         PLUS FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $193,117,257   $292,340,657      $316,894,895       $45,797,298
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................              0     46,738,356        66,418,810         3,778,763
  INVESTMENTS IN AFFILIATES ...................................              0              0        21,190,741        29,351,155
                                                                  ------------   ------------      ------------       -----------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) .............    193,117,257    339,079,013       404,504,446        78,927,216
                                                                  ------------   ------------      ------------       -----------
  CASH ........................................................              0          1,220                 0            17,579
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............              0              0           210,250            11,797
  RECEIVABLE FOR FUND SHARES ISSUED ...........................        109,096      3,752,854           223,615           212,980
  RECEIVABLE FOR INVESTMENTS SOLD .............................              0        340,221         1,423,884           817,054
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................              0      5,571,263         3,511,027           692,240
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ...........              0              0                 0                 0
  RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS .............              0              0            85,095            47,917
  PREPAID EXPENSES AND OTHER ASSETS ...........................              0         62,289                 0                 0
                                                                  ------------   ------------      ------------       -----------
TOTAL ASSETS ..................................................    193,226,353    348,806,860       409,958,317        80,726,783
                                                                  ------------   ------------      ------------       -----------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE ........................              0              0                 0                 0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................         45,046              0             5,697                 0
  PAYABLE FOR FUND SHARES REDEEMED ............................      1,111,800        810,324           634,350            57,544
  PAYABLE FOR INVESTMENTS PURCHASED ...........................              0      3,263,608         3,851,577         1,350,130
  DIVIDENDS PAYABLE ...........................................              0        699,068           721,239                15
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......         55,382        216,579           194,538            13,248
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................          2,446         97,980            18,268            47,781
  UNREALIZED DEPRECIATION ON FORWARD FORIEGN CURRENCY CONTRACTS              0              0                 0            82,571
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................              0     46,738,356        66,418,810         3,778,763
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................        136,913              0           117,122            57,585
                                                                  ------------   ------------      ------------       -----------
TOTAL LIABILITIES .............................................      1,351,587     51,825,915        71,961,601         5,387,637
                                                                  ------------   ------------      ------------       -----------
TOTAL NET ASSETS ..............................................   $191,874,766   $296,980,945      $337,996,716       $75,339,146
                                                                  ============   ============      ============       ===========

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................   $187,799,849   $291,423,650      $364,328,921       $83,256,742
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................        105,312        344,837        (1,160,398)          (83,738)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......         52,462      2,933,208       (21,021,721)       (7,403,053)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES ..........................      3,917,143      2,279,250        (4,009,790)         (382,557)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD
   FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS ................              0              0                 0           (82,571)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......              0              0          (225,391)          (13,594)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
   SWAP AGREEMENTS, AND SHORT SALES ...........................              0              0            85,095            47,917
                                                                  ------------   ------------      ------------       -----------
TOTAL NET ASSETS ..............................................   $191,874,766   $296,980,945      $337,996,716       $75,339,146
                                                                  ------------   ------------      ------------       -----------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................            N/A   $243,511,268      $ 20,202,123       $28,897,662
  SHARES OUTSTANDING - CLASS A ................................            N/A     23,293,434         2,154,076         2,665,821
  NET ASSET VALUE PER SHARE - CLASS A .........................            N/A   $      10.45      $       9.38       $     10.84
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................            N/A   $      10.94(1)   $       9.82(1)    $     11.35(1)
  NET ASSETS - CLASS B ........................................            N/A   $ 27,248,457      $ 14,088,818       $38,486,414
  SHARES OUTSTANDING - CLASS B ................................            N/A      2,607,019         1,503,781         3,549,645
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......            N/A   $      10.45      $       9.37       $     10.84
  NET ASSETS - CLASS C ........................................            N/A   $ 26,221,220               N/A       $ 7,955,070
  SHARES OUTSTANDING - CLASS C ................................            N/A      2,507,036               N/A           733,775
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......            N/A   $      10.46               N/A       $     10.84
  NET ASSETS - INSTITUTIONAL CLASS ............................   $191,874,766            N/A      $303,705,775               N/A
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................      7,500,930            N/A        32,428,077               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   INSTITUTIONAL CLASS ........................................   $      25.58            N/A      $       9.37               N/A
  NET ASSETS - SELECT CLASS ...................................            N/A            N/A               N/A               N/A
  SHARES OUTSTANDING - SELECT CLASS ...........................            N/A            N/A               N/A               N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - SELECT CLASS .            N/A            N/A               N/A               N/A
                                                                  ------------   ------------      ------------       -----------
INVESTMENTS AT COST ...........................................   $189,200,114   $336,799,763      $408,514,236       $79,309,810
                                                                  ------------   ------------      ------------       -----------
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $          0   $ 45,556,226      $ 64,936,594       $ 3,670,122
                                                                  ------------   ------------      ------------       -----------
PROCEEDS FROM SECURITIES SOLD SHORT ...........................   $          0   $          0      $          0       $         0
                                                                  ============   ============      ============       ===========

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.00 OF THE NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2004     WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------


                                                                         INFLATION-       INTERMEDIATE         LIMITED TERM
                                                                          PROTECTED         GOVERNMENT           GOVERNMENT
                                                                          BOND FUND        INCOME FUND          INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................       $  65,671,593       $ 652,779,956       $ 200,512,973
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................          33,334,388         316,371,583         101,174,436
  INVESTMENTS IN AFFILIATES ...................................           3,232,913           6,061,473           1,685,860
                                                                      -------------       -------------       -------------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) .............         102,238,894         975,213,012         303,373,269
                                                                      -------------       -------------       -------------
  CASH ........................................................                   0                   0                   0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............                   0             241,781              80,625
  RECEIVABLE FOR FUND SHARES ISSUED ...........................             501,860             714,275             373,213
  RECEIVABLE FOR INVESTMENTS SOLD .............................                   0           6,356,506           3,292,407
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................             547,947           5,679,189           1,220,456
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ...........                   0                   0                   0
  RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS .............                   0                   0                   0
  PREPAID EXPENSES AND OTHER ASSETS ...........................              23,018                   0                   0
                                                                      -------------       -------------       -------------
TOTAL ASSETS ..................................................         103,311,719         988,204,763         308,339,970
                                                                      -------------       -------------       -------------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE ........................                   0                   0                   0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................                   0              28,760              10,479
  PAYABLE FOR FUND SHARES REDEEMED ............................             579,478           1,238,013             245,359
  PAYABLE FOR INVESTMENTS PURCHASED ...........................                   0          10,190,328           3,128,788
  DIVIDENDS PAYABLE ...........................................              25,533                   0             237,068
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......              20,553             370,404             115,375
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................              25,222             103,239              36,395
  UNREALIZED DEPRECIATION ON FORWARD FORIEGN CURRENCY CONTRACTS                   0                   0                   0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................          33,334,388         316,371,583         101,174,436
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................                   0             194,370             116,455
                                                                      -------------       -------------       -------------
TOTAL LIABILITIES .............................................          33,985,174         328,496,697         105,064,355
                                                                      -------------       -------------       -------------
TOTAL NET ASSETS ..............................................       $  69,326,545       $ 659,708,066       $ 203,275,615
                                                                      =============       =============       =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................       $  68,848,182       $ 708,391,683       $ 212,701,254
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................             417,894          (3,038,670)            (64,125)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......             305,288         (41,155,384)         (7,320,599)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES ..........................            (244,819)         (4,227,532)         (1,958,181)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD
   FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS ................                   0                   0                   0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......                   0            (262,031)            (82,734)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
   SWAP AGREEMENTS, AND SHORT SALES ...........................                   0                   0                   0
                                                                      -------------       -------------       -------------
TOTAL NET ASSETS ..............................................       $  69,326,545       $ 659,708,066       $ 203,275,615
                                                                      -------------       -------------       -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
---------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................       $  20,087,142       $ 192,976,170       $  59,732,939
  SHARES OUTSTANDING - CLASS A ................................           1,999,916          17,633,049           5,967,270
  NET ASSET VALUE PER SHARE - CLASS A .........................       $       10.04       $       10.94       $       10.01
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................       $       10.51(1)    $       11.46(1)    $       10.48(1)
  NET ASSETS - CLASS B ........................................       $  10,645,483       $  47,821,392       $  25,862,845
  SHARES OUTSTANDING - CLASS B ................................           1,061,237           4,377,207           2,583,762
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......       $       10.03       $       10.93       $       10.01
  NET ASSETS - CLASS C ........................................       $  11,813,427       $  21,520,422                 N/A
  SHARES OUTSTANDING - CLASS C ................................           1,176,854           1,973,882                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......       $       10.04       $       10.90                 N/A
  NET ASSETS - INSTITUTIONAL CLASS ............................       $  26,780,493       $ 397,390,082       $ 117,679,831
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................           2,668,975          36,328,276          11,988,206
  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   INSTITUTIONAL CLASS ........................................                 N/A       $       10.03       $       10.94
  NET ASSETS - SELECT CLASS ...................................                 N/A                 N/A                 N/A
  SHARES OUTSTANDING - SELECT CLASS ...........................                 N/A                 N/A                 N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - SELECT CLASS .                 N/A                 N/A                 N/A
                                                                      -------------       -------------       -------------
INVESTMENTS AT COST ...........................................       $ 102,483,713       $ 979,440,544       $ 305,331,450
                                                                      -------------       -------------       -------------
SECURITIES ON LOAN, AT MARKET VALUE ...........................       $  32,741,624       $ 309,332,612       $  98,894,523
                                                                      -------------       -------------       -------------
PROCEEDS FROM SECURITIES SOLD SHORT ...........................       $           0       $           0       $           0
                                                                      =============       =============       =============

                                                                     MONTGOMERY
                                                                 SHORT DURATION         MONTGOMERY           STABLE        TACTICAL
                                                                     GOVERNMENT       TOTAL RETURN           INCOME        MATURITY
                                                                      BOND FUND          BOND FUND             FUND       BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ..............................   $ 526,900,448       $325,056,470     $785,925,205     $15,532,674
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................     244,861,159        125,208,886                0               0
  INVESTMENTS IN AFFILIATES ...................................               0                  0                0               0
                                                                  -------------       ------------     ------------     -----------
TOTAL INVESTMENT AT MARKET VALUE (SEE COST BELOW) .............     771,761,607        450,265,356      785,925,205      15,532,674
                                                                  -------------       ------------     ------------     -----------
  CASH ........................................................             348                534                0               0
  VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............               0                  0                0               0
  RECEIVABLE FOR FUND SHARES ISSUED ...........................       2,176,807            467,877        1,496,136          41,111
  RECEIVABLE FOR INVESTMENTS SOLD .............................      42,849,660        213,183,740                0               0
  RECEIVABLES FOR DIVIDENDS AND INTEREST ......................      29,784,188         54,260,662                0               0
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ...........               0                  0                0           1,754
  RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS .............               0                  0                0               0
  PREPAID EXPENSES AND OTHER ASSETS ...........................         681,601            177,556           74,254               0
                                                                  -------------       ------------     ------------     -----------
TOTAL ASSETS ..................................................     847,254,211        718,355,725      787,495,595      15,575,539
                                                                  -------------       ------------     ------------     -----------
LIABILITIES
  SECURITIES SOLD SHORT, AT FAIR VALUE ........................      14,719,630          7,169,122                0               0
  PAYABLE TO CUSTODIAN FOR OVERDRAFTS .........................               0                  0                0               0
  PAYABLE FOR FUND SHARES REDEEMED ............................       1,295,221            350,479        2,760,883           1,314
  PAYABLE FOR INVESTMENTS PURCHASED ...........................      62,597,796        272,512,118                0               0
  DIVIDENDS PAYABLE ...........................................          87,916            101,366                0               0
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......         252,962            130,003          161,907               0
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .....................          49,841             49,509           77,743           1,071
  UNREALIZED DEPRECIATION ON FORWARD FORIEGN CURRENCY CONTRACTS               0                  0                0               0
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................     244,861,159        125,208,886                0               0
  ACCRUED EXPENSES AND OTHER LIABILITIES ......................               0                  0                0          54,352
                                                                  -------------       ------------     ------------     -----------
TOTAL LIABILITIES .............................................     323,864,525        405,521,483        3,000,533          56,737
                                                                  -------------       ------------     ------------     -----------
TOTAL NET ASSETS ..............................................   $ 523,389,686       $312,834,242     $784,495,062     $15,518,802
                                                                  =============       ============     ============     ===========

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL .............................................   $ 527,676,246       $318,047,903     $788,488,270     $16,263,965
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         193,610              7,781                0           4,080
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......      (1,224,374)        (2,249,817)      (2,069,567)       (683,266)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
   FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES ..........................      (3,238,359)        (2,957,287)      (1,923,641)        (65,977)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD
   FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS ................               0                  0                0               0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......               0                  0                0               0
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
   SWAP AGREEMENTS, AND SHORT SALES ...........................         (17,437)           (14,338)               0               0
                                                                  -------------       ------------     ------------     -----------
TOTAL NET ASSETS ..............................................   $ 523,389,686       $312,834,242     $784,495,062     $15,518,802
                                                                  -------------       ------------     ------------     -----------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ........................................   $  47,304,062       $ 45,669,574     $ 166,483,885            N/A
  SHARES OUTSTANDING - CLASS A ................................       4,671,374          3,707,410        16,113,175            N/A
  NET ASSET VALUE PER SHARE - CLASS A .........................   $       10.13       $      12.32     $       10.33            N/A
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A ..................   $       10.44(2)    $      12.90(1)  $       10.54(3)         N/A
  NET ASSETS - CLASS B ........................................   $   9,733,673       $  8,030,712     $  35,552,136            N/A
  SHARES OUTSTANDING - CLASS B ................................         960,588            651,285         3,446,426            N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......   $       10.13       $      12.33     $       10.32            N/A
  NET ASSETS - CLASS C ........................................   $  34,409,953       $  6,247,916     $  12,225,023            N/A
  SHARES OUTSTANDING - CLASS C ................................       3,393,166            509,416         1,186,780            N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......   $       10.14       $      12.26     $       10.30            N/A
  NET ASSETS - INSTITUTIONAL CLASS ............................   $ 431,941,998       $202,187,059     $ 570,234,018    $15,518,802
  SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................      42,602,422         16,695,259        55,193,393      1,641,706
  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   INSTITUTIONAL CLASS ........................................   $       10.14       $      12.11     $     10.33      $      9.45
  NET ASSETS - SELECT CLASS ...................................             N/A       $ 50,698,981               N/A            N/A
  SHARES OUTSTANDING - SELECT CLASS ...........................             N/A          4,185,446               N/A            N/A
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - SELECT CLASS .             N/A       $      12.11               N/A            N/A
                                                                  -------------       ------------     -------------    -----------
INVESTMENTS AT COST ...........................................   $ 774,999,966       $453,222,643     $ 787,848,846    $15,598,651
                                                                  -------------       ------------     -------------    -----------
SECURITIES ON LOAN, AT MARKET VALUE ...........................   $ 240,195,911       $122,587,378     $           0    $         0
                                                                  -------------       ------------     -------------    -----------
PROCEEDS FROM SECURITIES SOLD SHORT ...........................   $  14,702,193       $  7,154,784     $           0    $         0
                                                                  =============       ============     =============    ===========

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.50 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97.00 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.00 OF THE NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                              STATEMENT OF OPERATIONS --
                                                 FOR THE YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

                                                              DIVERSIFIED      HIGH YIELD          INCOME         INCOME
                                                                BOND FUND       BOND FUND            FUND      PLUS FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ..............................................   $    345,103    $    559,659    $    311,599    $    59,654
  INTEREST ...............................................     11,680,454      19,950,356      15,108,888      2,896,499
  SECURITIES LENDING INCOME ..............................              0          19,449         110,173         12,066
  INCOME ON MORTGAGE DOLLAR ROLLS ........................              0               0         120,340         25,156
  INCOME FROM AFFILIATED SECURITIES ......................              0             361         862,384      1,466,058
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...       (864,827)              0               0              0
                                                             ------------    ------------    ------------    -----------
TOTAL INVESTMENT INCOME ..................................     11,160,730      20,529,825      16,513,384      4,459,433
                                                             ------------    ------------    ------------    -----------

EXPENSES
  ADVISORY FEES ..........................................        694,271       1,492,858       1,890,095        477,048
  ADMINISTRATION FEES
   FUND LEVEL ............................................        138,854         124,405         189,010         39,754
   CLASS A ...............................................            N/A         567,934          78,662         72,407
   CLASS B ...............................................            N/A          63,977          47,439        123,165
   CLASS C ...............................................            N/A          64,756             N/A         27,051
   INSTITUTIONAL CLASS ...................................        555,417             N/A         665,966            N/A
   SELECT CLASS ..........................................            N/A             N/A             N/A            N/A
  CUSTODY FEES ...........................................              0          49,762          75,604         15,902
  SHAREHOLDER SERVICING FEES .............................              0         622,024         112,590        198,770
  ACCOUNTING FEES ........................................         35,828          34,181          41,545         24,530
  DISTRIBUTION FEES (NOTE 3)
   CLASS A ...............................................              0               0               0              0
   CLASS B ...............................................            N/A         171,367         127,069        329,905
   CLASS C ...............................................            N/A         173,454             N/A         72,458
  AUDIT FEES .............................................          8,202          10,001          22,499         16,002
  LEGAL FEES .............................................         17,889          17,889          12,103          1,705
  REGISTRATION FEES ......................................         52,067          17,261          14,553         29,222
  DIRECTORS' FEES ........................................              0               0               0              0
  SHAREHOLDER REPORTS ....................................         19,611          20,076           7,581          2,602
  TRUSTEES' FEES .........................................          6,373           6,398           6,373          6,373
  INTEREST EXPENSE .......................................              0               0               0              0
  OTHER FEES AND EXPENSES ................................          7,183           5,498          14,648          5,647
                                                             ------------    ------------    ------------    -----------
TOTAL EXPENSES ...........................................      1,535,695       3,441,841       3,305,737      1,442,541
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...........       (453,661)       (238,175)       (355,226)      (482,249)
  NET EXPENSES ...........................................      1,082,034       3,203,666       2,950,511        960,292
                                                             ------------    ------------    ------------    -----------
NET INVESTMENT INCOME (LOSS) .............................     10,078,696      17,326,159      13,562,873      3,499,141
                                                             ------------    ------------    ------------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
   CURRENCY TRANSLATION ..................................              0       3,382,435       7,553,432      2,204,439
  FORWARD FOREIGN CURRENCY CONTRACTS .....................              0               0               0       (302,599)
  FUTURES TRANSACTIONS ...................................              0               0       1,051,415         64,396
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...              0               0        (154,858)      (235,024)
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS        971,242               0               0              0
  FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..       (113,876)              0               0              0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS
   ALLOCATED FROM THE MASTER PORTFOLIOS ..................         79,511               0               0              0
                                                             ------------    ------------    ------------    -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................        936,877       3,382,435       8,449,989      1,731,212
                                                             ------------    ------------    ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
   TRANSLATION ...........................................              0      (1,367,356)    (23,666,054)    (4,363,466)
  FORWARD FOREIGN CURRENCY CONTRACTS .....................              0               0               0        (45,558)
  FUTURES TRANSACTIONS ...................................              0               0        (225,391)       (13,594)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...              0               0          85,095         47,917
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS    (11,295,872)              0               0              0
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES
   ALLOCATED FROM MASTER PORTFOLIOS ......................        432,761               0               0              0
                                                             ------------    ------------    ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENTS .........................................    (10,863,111)     (1,367,356)    (23,806,350)    (4,374,701)
                                                             ------------    ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...     (9,926,234)      2,015,079     (15,356,361)    (2,643,489)
                                                             ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................   $    152,462    $ 19,341,238    $ (1,793,488)   $   855,652
                                                             ============    ============    ============    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS --
FOR THE YEAR ENDED MAY 31, 2004                         WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                         MONTGOMERY SHORT DURATION
                                                                                                            GOVERNMENT BOND FUND
                                                                                                        ---------------------------
                                                              INFLATION-   INTERMEDIATE  LIMITED TERM        FOR THE        FOR THE
                                                               PROTECTED     GOVERNMENT    GOVERNMENT   PERIOD ENDED   PERIOD ENDED
                                                               BOND FUND    INCOME FUND   INCOME FUND   MAY 31, 2004  JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ..............................................   $         0   $          0   $         0   $          0   $          0
  INTEREST ...............................................     1,736,526     27,133,198     7,012,123     13,446,162     21,888,733
  SECURITIES LENDING INCOME ..............................        10,684        245,049        74,718        204,904              0
  INCOME ON MORTGAGE DOLLAR ROLLS ........................             0        711,142       230,880        109,009              0
  INCOME FROM AFFILIATED SECURITIES ......................         8,472        419,386       164,896              0              0
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...             0              0             0              0              0
                                                             -----------   ------------   -----------   ------------   ------------
TOTAL INVESTMENT INCOME ..................................     1,755,682     28,508,775     7,482,617     13,760,075     21,888,733
                                                             -----------   ------------   -----------   ------------   ------------

EXPENSES
  ADVISORY FEES ..........................................       220,529      3,621,704     1,156,092      2,516,012      2,805,482
  ADMINISTRATION FEES
   FUND LEVEL ............................................        22,053        362,170       115,609        251,601              0
   CLASS A ...............................................        33,242        531,562       186,574        139,364         44,670
   CLASS B ...............................................        22,004        177,890        95,269         22,655          3,588
   CLASS C ...............................................        24,534         81,484           N/A         95,827         18,115
   INSTITUTIONAL CLASS ...................................        31,225        883,727       261,120        822,230        875,790
   SELECT CLASS ..........................................           N/A            N/A           N/A            N/A            N/A
  CUSTODY FEES ...........................................         8,821        144,868        46,244        100,640         50,520
  SHAREHOLDER SERVICING FEES .............................        71,233        706,193       251,646        230,219         28,781
  ACCOUNTING FEES ........................................        22,513         61,286        33,178         60,518        356,190
  DISTRIBUTION FEES (NOTE 3)
   CLASS A ...............................................             0              0             0              0         41,659
   CLASS B ...............................................        58,940        476,492       255,185         60,682         10,563
   CLASS C ...............................................        65,716        218,261           N/A        256,678         51,270
  AUDIT FEES .............................................        10,001         22,250        17,502         16,108         55,312
  LEGAL FEES .............................................        19,998         18,020         5,647         16,464         95,678
  REGISTRATION FEES ......................................        55,203         49,684        14,483         23,013        120,427
  DIRECTORS' FEES ........................................             0              0             0              0         54,474
  SHAREHOLDER REPORTS ....................................        35,148         24,499         2,741         55,232        247,447
  TRUSTEES' FEES .........................................         6,398          6,373         6,373          3,834              0
  INTEREST EXPENSE .......................................             0              0             0              0      1,756,613
  OTHER FEES AND EXPENSES ................................         4,204         18,297        15,910         15,250        215,826
                                                             -----------   ------------   -----------   ------------   ------------
TOTAL EXPENSES ...........................................       711,762      7,404,760     2,463,573      4,686,327      6,832,405
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...........      (229,649)      (932,889)     (338,409)    (1,076,065)    (2,336,788)
  NET EXPENSES ...........................................       482,113      6,471,871     2,125,164      3,610,262      4,495,617
                                                             -----------   ------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .............................     1,273,569     22,036,904     5,357,453     10,149,813     17,393,116
                                                             -----------   ------------   -----------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
   CURRENCY TRANSLATION ..................................       305,288      7,243,737      (273,728)    (1,193,389)    10,980,750
  FORWARD FOREIGN CURRENCY CONTRACTS .....................             0              0             0              0              0
  FUTURES TRANSACTIONS ...................................             0        452,540       164,321              0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...             0              0             0              0              0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS             0              0             0              0              0
  FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..             0              0             0              0              0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS
   ALLOCATED FROM THE MASTER PORTFOLIOS ..................             0              0             0              0              0
                                                             -----------   ------------   -----------   ------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................       305,288      7,696,277      (109,407)    (1,193,389)    10,980,750
                                                             -----------   ------------   -----------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
   TRANSLATION ...........................................      (598,019)   (44,629,129)   (9,194,554)    (6,227,203)      (827,730)
  FORWARD FOREIGN CURRENCY CONTRACTS .....................             0              0             0              0              0
  FUTURES TRANSACTIONS ...................................             0       (262,031)      (82,734)             0              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...             0              0             0        (17,437)             0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS             0              0             0              0              0
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES
   ALLOCATED FROM MASTER PORTFOLIOS ......................             0              0             0              0              0
                                                             -----------   ------------   -----------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENTS .........................................      (598,019)   (44,891,160)   (9,277,288)    (6,244,640)      (827,730)
                                                             -----------   ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...      (292,731)   (37,194,883)   (9,386,695)    (7,438,029)    10,153,020
                                                             -----------   ------------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................   $   980,838   $(15,157,979)  $(4,029,242)  $  2,711,784   $ 27,546,136
                                                             ===========   ============   ===========   ============   ============

                                                                  MONTGOMERY TOTAL RETURN
                                                                         BOND FUND
                                                               ---------------------------
                                                                    FOR THE        FOR THE          STABLE     TACTICAL
                                                               PERIOD ENDED   PERIOD ENDED          INCOME     MATURITY
                                                               MAY 31, 2004  JUNE 30, 2003            FUND    BOND FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS ..............................................      $         0    $         0    $    526,036    $  28,568
  INTEREST ...............................................        8,132,228      3,746,279      20,860,159      242,166
  SECURITIES LENDING INCOME ..............................           79,714              0               0            0
  INCOME ON MORTGAGE DOLLAR ROLLS ........................          394,291        217,054               0            0
  INCOME FROM AFFILIATED SECURITIES ......................                0              0               0            0
  EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...                0              0      (3,479,445)     (39,733)
                                                                -----------    -----------    ------------    ---------
TOTAL INVESTMENT INCOME ..................................        8,606,233      3,963,333      17,906,750      231,001
                                                                -----------    -----------    ------------    ---------

EXPENSES
  ADVISORY FEES ..........................................        1,092,867        271,820               0            0
  ADMINISTRATION FEES
   FUND LEVEL ............................................          109,287              0         447,885        6,414
   CLASS A ...............................................           71,166          3,165         531,555          N/A
   CLASS B ...............................................           17,273          3,010         118,921          N/A
   CLASS C ...............................................           16,266          4,212          24,908          N/A
   INSTITUTIONAL CLASS ...................................          269,542        235,171       1,309,121       25,654
   SELECT CLASS ..........................................           46,408        135,338             N/A          N/A
  CUSTODY FEES ...........................................           43,715         34,514               0            0
  SHAREHOLDER SERVICING FEES .............................          295,643         12,564         603,022            0
  ACCOUNTING FEES ........................................           48,769         49,890          71,057       20,730
  DISTRIBUTION FEES (NOTE 3)
   CLASS A ...............................................                0          1,431               0            0
   CLASS B ...............................................           46,266          5,205         318,538          N/A
   CLASS C ...............................................           43,568          7,171          66,719          N/A
  AUDIT FEES .............................................           16,108         27,550           7,501       12,001
  LEGAL FEES .............................................           16,467         27,830          17,889       17,889
  REGISTRATION FEES ......................................           13,810         48,788          60,068        4,458
  DIRECTORS' FEES ........................................                0          9,751               0            0
  SHAREHOLDER REPORTS ....................................           36,812         35,236          16,684          736
  TRUSTEES' FEES .........................................            3,834              0           6,373        6,373
  INTEREST EXPENSE .......................................                0         33,865               0            0
  OTHER FEES AND EXPENSES ................................           11,821         31,788          14,344        2,701
                                                                -----------    -----------    ------------    ---------
TOTAL EXPENSES ...........................................        2,199,622        978,299       3,614,585       96,956
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...........         (630,134)      (499,139)       (424,518)     (59,674)
  NET EXPENSES ...........................................        1,569,488        479,160       3,190,067       37,282
                                                                -----------    -----------    ------------    ---------
NET INVESTMENT INCOME (LOSS) .............................        7,036,745      3,484,173      14,716,683      193,719
                                                                -----------    -----------    ------------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN
   CURRENCY TRANSLATION ..................................       (2,138,426)     3,395,382               0            0
  FORWARD FOREIGN CURRENCY CONTRACTS .....................                0              0               0            0
  FUTURES TRANSACTIONS ...................................                0              0               0            0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...                0              0               0            0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS                0              0        (859,994)    (310,030)
  FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..                0              0               0            0
  OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS
   ALLOCATED FROM THE MASTER PORTFOLIOS ..................                0              0      (1,019,857)           0
                                                                -----------    -----------    ------------    ---------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................       (2,138,426)     3,395,382      (1,879,851)    (310,030)
                                                                -----------    -----------    ------------    ---------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
   TRANSLATION ...........................................       (4,552,410)     1,014,317               0            0
  FORWARD FOREIGN CURRENCY CONTRACTS .....................                0              0               0            0
  FUTURES TRANSACTIONS ...................................                0              0               0            0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...          (17,061)         2,723               0            0
  SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS                0              0      (6,426,135)    (152,796)
  FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES
   ALLOCATED FROM MASTER PORTFOLIOS ......................                0              0               0            0
                                                                -----------    -----------    ------------    ---------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENTS .........................................       (4,569,471)     1,017,040      (6,426,135)    (152,796)
                                                                -----------    -----------    ------------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...       (6,707,897)     4,412,422      (8,305,986)    (462,826)
                                                                -----------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................      $   328,848    $ 7,896,595    $  6,410,697    $(269,107)
                                                                ===========    ===========    ============    =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO INCOME FUNDS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         DIVERSIFIED BOND FUND
                                                                                                    ------------------------------
                                                                                                         FOR THE           FOR THE
                                                                                                      YEAR ENDED        YEAR ENDED
                                                                                                    MAY 31, 2004      MAY 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ....................................................................     $ 372,821,909     $ 336,183,498
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................................        10,078,696        14,892,040
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................................           936,877         2,675,630
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................       (10,863,111)       10,915,871
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................           152,462        28,483,541
                                                                                                   -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A .................................................................................               N/A               N/A
     CLASS B .................................................................................               N/A               N/A
     CLASS C .................................................................................               N/A               N/A
     INSTITUTIONAL CLASS .....................................................................       (10,376,704)      (14,853,116)
     SELECT CLASS ............................................................................               N/A               N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A .................................................................................               N/A               N/A
     CLASS B .................................................................................               N/A               N/A
     CLASS C .................................................................................               N/A               N/A
     INSTITUTIONAL CLASS .....................................................................          (380,319)         (544,272)
     SELECT CLASS ............................................................................               N/A               N/A
   RETURN OF CAPITAL
     CLASS A .................................................................................               N/A               N/A
     CLASS B .................................................................................               N/A               N/A
     CLASS C .................................................................................               N/A               N/A
     INSTITUTIONAL CLASS .....................................................................                 0                 0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................................................               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................................................               N/A               N/A
   COST OF SHARES REDEEMED - CLASS A .........................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ....               N/A               N/A
                                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................................................               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................................................               N/A               N/A
   COST OF SHARES REDEEMED - CLASS B .........................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ....               N/A               N/A
                                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................................................               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................................................               N/A               N/A
   COST OF SHARES REDEEMED - CLASS C .........................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ....               N/A               N/A
                                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...........................................        35,968,410       152,456,725
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .......................................         6,249,017         9,691,479
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .............................................      (212,560,009)     (138,595,946)
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .......................................................................      (170,342,582)       23,552,258
                                                                                                   -------------     -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ..................................................               N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..............................................               N/A               N/A
   COST OF SHARES REEDEMED - SELECT CLASS ....................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - SELECT CLASS               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..............      (170,342,582)       23,552,258
                                                                                                   =============     =============
NET INCREASE (DECREASE) IN NET ASSETS ........................................................      (180,947,143)       36,638,411
                                                                                                   =============     =============
ENDING NET ASSETS ............................................................................     $ 191,874,766     $ 372,821,909

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .....................................................................               N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................               N/A               N/A
   SHARES REDEEMED - CLASS A .................................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................................               N/A               N/A
                                                                                                   -------------     -------------
SHARES SOLD - CLASS B ........................................................................               N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................               N/A               N/A
   SHARES REDEEMED - CLASS B .................................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................................               N/A               N/A
                                                                                                   -------------     -------------
   SHARES SOLD - CLASS C .....................................................................               N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..................................               N/A               N/A
   SHARES REDEEMED - CLASS C .................................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................................               N/A               N/A
                                                                                                   -------------     -------------
   SHARES SOLD - INSTITUTIONAL CLASS .........................................................         1,375,109         5,867,465
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ......................           239,778           373,001
   SHARES REDEEMED -INSTITUTIONAL CLASS ......................................................        (8,144,934)       (5,327,578)
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................        (6,530,047)          912,888
                                                                                                   -------------     -------------
   SHARES SOLD - SELECT CLASS ................................................................               N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .............................               N/A               N/A
   SHARES REDEEMED -SELECT CLASS .............................................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS .................................               N/A               N/A
                                                                                                   -------------     -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ......        (6,530,047)          912,888
                                                                                                   =============     =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ........................................     $     105,312     $     362,315
                                                                                                   =============     =============

STATEMENTS OF CHANGES IN NET ASSETS                     WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                                        HIGH YIELD BOND FUND(1)
                                                                                                    -----------------------------
                                                                                                         FOR THE          FOR THE
                                                                                                      YEAR ENDED     PERIOD ENDED
                                                                                                    MAY 31, 2004     MAY 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ....................................................................     $ 143,950,776    $           0
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................................        17,326,159        2,330,907
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................................         3,382,435           82,308
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................        (1,367,356)       3,646,606
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................        19,341,238        6,059,821
                                                                                                   -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A .................................................................................       (14,172,073)      (2,073,590)
     CLASS B .................................................................................        (1,422,169)         (86,947)
     CLASS C .................................................................................        (1,436,764)         (82,856)
     INSTITUTIONAL CLASS .....................................................................               N/A              N/A
     SELECT CLASS ............................................................................               N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A .................................................................................          (454,530)               0
     CLASS B .................................................................................           (50,887)               0
     CLASS C .................................................................................           (51,638)               0
     INSTITUTIONAL CLASS .....................................................................               N/A              N/A
     SELECT CLASS ............................................................................               N/A              N/A
   RETURN OF CAPITAL
     CLASS A .................................................................................                 0                0
     CLASS B .................................................................................                 0                0
     CLASS C .................................................................................                 0                0
     INSTITUTIONAL CLASS .....................................................................               N/A              N/A
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................................................       146,368,462      115,922,758
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................................................         9,044,140        1,577,812
   COST OF SHARES REDEEMED - CLASS A .........................................................       (33,557,978)        (790,353)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ....       121,854,624      116,710,217
                                                                                                   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................................................        18,271,675       11,463,120
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................................................           929,810           50,745
   COST OF SHARES REDEEMED - CLASS B .........................................................        (3,629,579)        (130,182)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ....        15,571,906       11,383,683
                                                                                                   -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................................................        17,112,255       12,451,764
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................................................           886,613           47,993
   COST OF SHARES REDEEMED - CLASS C .........................................................        (4,148,406)        (459,309)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ....        13,850,462       12,040,448
                                                                                                   -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...........................................               N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .......................................               N/A              N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .............................................               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .......................................................................               N/A              N/A
                                                                                                   -------------    -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ..................................................               N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..............................................               N/A              N/A
   COST OF SHARES REEDEMED - SELECT CLASS ....................................................               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - SELECT CLASS               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..............       151,276,992      140,134,348
                                                                                                   =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ........................................................       153,030,169      143,950,776
                                                                                                   =============    =============
ENDING NET ASSETS ............................................................................     $ 296,980,945    $ 143,950,776

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .....................................................................        13,913,827       11,610,230
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................           855,604          155,681
   SHARES REDEEMED - CLASS A .................................................................        (3,163,600)         (78,308)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................................        11,605,831       11,687,603
                                                                                                   -------------    -------------
SHARES SOLD - CLASS B ........................................................................         1,738,299        1,132,867
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................            87,911            4,954
   SHARES REDEEMED - CLASS B .................................................................          (344,165)         (12,847)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................................         1,482,045        1,124,974
                                                                                                   -------------    -------------
   SHARES SOLD - CLASS C .....................................................................         1,627,723        1,228,093
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..................................            83,797            4,676
   SHARES REDEEMED - CLASS C .................................................................          (392,341)         (44,912)
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................................         1,319,179        1,187,857
                                                                                                   -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS .........................................................               N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ......................               N/A              N/A
   SHARES REDEEMED -INSTITUTIONAL CLASS ......................................................               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................               N/A              N/A
                                                                                                   -------------    -------------
   SHARES SOLD - SELECT CLASS ................................................................               N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .............................               N/A              N/A
   SHARES REDEEMED -SELECT CLASS .............................................................               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS .................................               N/A              N/A
                                                                                                   -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ......        14,407,055       14,000,434
                                                                                                   =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ........................................     $     344,837    $      88,204
                                                                                                   =============    =============

                                                                                                                INCOME FUND
                                                                                                     -----------------------------
                                                                                                          FOR THE          FOR THE
                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                     MAY 31, 2004     MAY 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ....................................................................      $ 438,483,031    $ 528,678,589
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................................         13,562,873       19,738,610
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................................          8,449,989       21,242,996
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................        (23,806,350)       9,128,585
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................         (1,793,488)      50,110,191
                                                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A .................................................................................         (1,242,755)      (1,983,728)
     CLASS B .................................................................................           (630,191)        (793,545)
     CLASS C .................................................................................                N/A              N/A
     INSTITUTIONAL CLASS .....................................................................        (15,667,535)     (22,476,283)
     SELECT CLASS ............................................................................                N/A              N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A .................................................................................                  0                0
     CLASS B .................................................................................                  0                0
     CLASS C .................................................................................                N/A              N/A
     INSTITUTIONAL CLASS .....................................................................                  0                0
     SELECT CLASS ............................................................................                N/A              N/A
   RETURN OF CAPITAL
     CLASS A .................................................................................                  0                0
     CLASS B .................................................................................                  0                0
     CLASS C .................................................................................                N/A              N/A
     INSTITUTIONAL CLASS .....................................................................                  0                0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................................................         11,876,680       23,188,899
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................................................            816,882          874,918
   COST OF SHARES REDEEMED - CLASS A .........................................................        (32,563,778)     (21,861,447)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ....        (19,870,216)       2,202,370
                                                                                                    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................................................          1,545,174        5,946,826
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................................................            498,072          625,425
   COST OF SHARES REDEEMED - CLASS B .........................................................         (6,420,045)      (4,924,908)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ....         (4,376,799)       1,647,343
                                                                                                    -------------    -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................................................                N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................................................                N/A              N/A
   COST OF SHARES REDEEMED - CLASS C .........................................................                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ....                N/A              N/A
                                                                                                    -------------    -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...........................................        105,659,313       44,364,999
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .......................................          3,912,765        3,996,700
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .............................................       (166,477,409)    (167,263,605)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .......................................................................        (56,905,331)    (118,901,906)
                                                                                                    -------------    -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ..................................................                N/A              N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..............................................                N/A              N/A
   COST OF SHARES REEDEMED - SELECT CLASS ....................................................                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - SELECT CLASS                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..............        (81,152,346)    (115,052,193)
                                                                                                    =============    =============
NET INCREASE (DECREASE) IN NET ASSETS ........................................................       (100,486,315)     (90,195,558)
                                                                                                    =============    =============
ENDING NET ASSETS ............................................................................      $ 337,996,716    $ 438,483,031

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .....................................................................          1,237,356        2,433,768
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................             85,171           91,228
   SHARES REDEEMED - CLASS A .................................................................         (3,386,805)      (2,286,137)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................................         (2,064,278)         238,859
                                                                                                    -------------    -------------
SHARES SOLD - CLASS B ........................................................................            160,211          623,776
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................             51,970           65,302
   SHARES REDEEMED - CLASS B .................................................................           (668,202)        (516,000)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................................           (456,021)         173,078
                                                                                                    -------------    -------------
   SHARES SOLD - CLASS C .....................................................................                N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..................................                N/A              N/A
   SHARES REDEEMED - CLASS C .................................................................                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................................                N/A              N/A
                                                                                                    -------------    -------------
   SHARES SOLD - INSTITUTIONAL CLASS .........................................................         11,015,080        4,666,203
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ......................            408,267          417,660
   SHARES REDEEMED -INSTITUTIONAL CLASS ......................................................        (17,324,722)     (17,551,110)
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................         (5,901,375)      12,467,247
                                                                                                    -------------    -------------
   SHARES SOLD - SELECT CLASS ................................................................                N/A              N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .............................                N/A              N/A
   SHARES REDEEMED -SELECT CLASS .............................................................                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS .................................                N/A              N/A
                                                                                                    -------------    -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ......         (8,421,674)      12,879,184
                                                                                                    =============    =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ........................................      $  (1,160,398)   $  (3,755,429)
                                                                                                    =============    =============

                                                                                                             INCOME PLUS FUND
                                                                                                     ------------------------------
                                                                                                          FOR THE           FOR THE
                                                                                                       YEAR ENDED        YEAR ENDED
                                                                                                     MAY 31, 2004   MAY 31, 2003(2)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ....................................................................       $ 79,276,615      $ 74,275,824
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................................          3,499,141         3,655,443
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................................          1,731,212         1,294,300
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .......................         (4,374,701)        2,857,209
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................            855,652         7,806,952
                                                                                                     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A .................................................................................         (1,462,497)       (1,294,783)
     CLASS B .................................................................................         (2,169,378)       (2,601,541)
     CLASS C .................................................................................           (475,953)         (491,322)
     INSTITUTIONAL CLASS .....................................................................                N/A               N/A
     SELECT CLASS ............................................................................                N/A               N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A .................................................................................                  0                 0
     CLASS B .................................................................................                  0                 0
     CLASS C .................................................................................                  0                 0
     INSTITUTIONAL CLASS .....................................................................                N/A               N/A
     SELECT CLASS ............................................................................                N/A               N/A
   RETURN OF CAPITAL
     CLASS A .................................................................................                  0                 0
     CLASS B .................................................................................                  0                 0
     CLASS C .................................................................................                  0                 0
     INSTITUTIONAL CLASS .....................................................................                N/A               N/A
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................................................         17,065,567         6,476,108
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................................................            924,440           760,449
   COST OF SHARES REDEEMED - CLASS A .........................................................         (8,895,406)       (7,517,426)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ....          9,094,601          (280,869)
                                                                                                     ------------      ------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................................................          4,724,678         9,612,388
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................................................          1,369,040         1,660,110
   COST OF SHARES REDEEMED - CLASS B .........................................................        (13,286,544)      (12,581,502)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ....         (7,192,826)       (1,309,004)
                                                                                                     ------------      ------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................................................          2,642,644         5,387,432
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................................................            320,964           352,991
   COST OF SHARES REDEEMED - CLASS C .........................................................         (5,550,676)       (2,569,065)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ....         (2,587,068)        3,171,358
                                                                                                     ------------      ------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...........................................                N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .......................................                N/A               N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .............................................                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .......................................................................                N/A               N/A
                                                                                                     ------------      ------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ..................................................                N/A               N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..............................................                N/A               N/A
   COST OF SHARES REEDEMED - SELECT CLASS ....................................................                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - SELECT CLASS                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ..............           (685,293)        1,581,485
                                                                                                     ============      ============
NET INCREASE (DECREASE) IN NET ASSETS ........................................................         (3,937,469)        5,000,791
                                                                                                     ============      ============
ENDING NET ASSETS ............................................................................       $ 75,339,146      $ 79,276,615

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .....................................................................          1,542,815           595,193
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..................................             83,520            70,105
   SHARES REDEEMED - CLASS A .................................................................           (801,460)         (691,507)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ......................................            824,875           (26,209)
                                                                                                     ------------      ------------
SHARES SOLD - CLASS B ........................................................................            424,107           882,538
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..................................            123,513           153,038
   SHARES REDEEMED - CLASS B .................................................................         (1,198,761)       (1,157,772)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ......................................           (651,141)         (122,196)
                                                                                                     ------------      ------------
   SHARES SOLD - CLASS C .....................................................................            237,333           494,424
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..................................             28,954            32,483
   SHARES REDEEMED - CLASS C .................................................................           (500,290)         (236,674)
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ......................................           (234,003)          290,233
                                                                                                     ------------      ------------
   SHARES SOLD - INSTITUTIONAL CLASS .........................................................                N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ......................                N/A               N/A
   SHARES REDEEMED -INSTITUTIONAL CLASS ......................................................                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................                N/A               N/A
                                                                                                     ------------      ------------
   SHARES SOLD - SELECT CLASS ................................................................                N/A               N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .............................                N/A               N/A
   SHARES REDEEMED -SELECT CLASS .............................................................                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS .................................                N/A               N/A
                                                                                                     ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ......            (60,269)          141,828
                                                                                                     ============      ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ........................................       $    (83,738)     $    (93,944)
                                                                                                     ============      ============

WELLS FARGO INCOME FUNDS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                           INFLATED-PROTECTED BOND FUND(3)
                                                                                   --------------------------------------------
                                                                                   FOR THE YEAR ENDED      FOR THE PERIOD ENDED
                                                                                         MAY 31, 2004              MAY 31, 2003
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .............................................                  $ 21,798,201              $          0
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................                     1,273,569                   215,989
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................                       305,288                   150,394
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                       (598,019)                  353,200
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......                       980,838                   719,583
                                                                                         ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ..........................................................                      (253,483)                  (50,313)
     CLASS B ..........................................................                      (112,872)                  (52,029)
     CLASS C ..........................................................                      (123,833)                  (33,178)
     INSTITUTIONAL CLASS ..............................................                      (373,753)                  (80,472)
     SELECT CLASS .....................................................                           N/A                       N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..........................................................                       (39,803)                        0
     CLASS B ..........................................................                       (27,353)                        0
     CLASS C ..........................................................                       (30,596)                        0
     INSTITUTIONAL CLASS ..............................................                       (52,642)                        0
     SELECT CLASS .....................................................                           N/A                       N/A
   RETURN OF CAPITAL
     CLASS A ..........................................................                             0                         0
     CLASS B ..........................................................                             0                         0
     CLASS C ..........................................................                             0                         0
     INSTITUTIONAL CLASS ..............................................                             0                         0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ................................                    21,097,027                 5,484,166
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ............................                       252,999                    35,999
   COST OF SHARES REDEEMED - CLASS A ..................................                    (6,283,312)                 (526,549)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A .............................................                    15,066,714                 4,993,616
                                                                                         ------------              ------------
   PROCEEDS FROM SHARES SOLD - CLASS B ................................                     6,945,320                 5,309,389
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ............................                       114,385                    42,560
   COST OF SHARES REDEEMED - CLASS B ..................................                    (1,439,317)                 (443,743)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B .............................................                     5,620,388                 4,908,206
                                                                                         ------------              ------------
   PROCEEDS FROM SHARES SOLD - CLASS C ................................                    10,142,766                 4,419,241
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ............................                       130,912                    28,183
   COST OF SHARES REDEEMED - CLASS C ..................................                    (2,856,862)                 (105,661)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .............................................                     7,416,816                 4,341,763
                                                                                         ------------              ------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ....................                    22,898,156                 8,944,836
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ................                       355,986                    73,433
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ......................                    (3,796,219)               (1,967,244)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .................................                    19,457,923                 7,051,025
                                                                                         ------------              ------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...........................                           N/A                       N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .......................                           N/A                       N/A
   COST OF SHARES REEDEMED - SELECT CLASS .............................                           N/A                       N/A
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ........................................                           N/A                       N/A
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................                    47,561,841                21,294,610
                                                                                         ============              ============
NET INCREASE (DECREASE) IN NET ASSETS .................................                    47,528,344                21,798,201
                                                                                         ============              ============
ENDING NET ASSETS .....................................................                  $ 69,326,545              $ 21,798,201

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..............................................                     2,096,804                   555,206
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........                        25,380                     3,596
   SHARES REDEEMED - CLASS A ..........................................                      (628,805)                  (52,265)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............                     1,493,379                   506,537
                                                                                         ------------              ------------
   SHARES SOLD - CLASS B ..............................................                       696,736                   537,241
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........                        11,530                     4,264
   SHARES REDEEMED - CLASS B ..........................................                      (144,119)                  (44,415)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............                       564,147                   497,090
                                                                                         ------------              ------------
   SHARES SOLD - CLASS C ..............................................                     1,012,703                   446,441
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                        13,188                     2,816
   SHARES REDEEMED - CLASS C ..........................................                      (287,500)                  (10,794)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............                       738,391                   438,463
                                                                                         ------------              ------------
   SHARES SOLD - INSTITUTIONAL CLASS ..................................                     2,300,337                   903,853
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS                        35,746                     7,366
   SHARES REDEEMED -INSTITUTIONAL CLASS ...............................                      (376,585)                 (201,742)
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...                     1,959,498                   709,477
                                                                                         ------------              ------------
   SHARES SOLD - SELECT CLASS .........................................                           N/A                       N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ......                           N/A                       N/A
   SHARES REDEEMED -SELECT CLASS ......................................                           N/A                       N/A
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..........                           N/A                       N/A
                                                                                         ------------              ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................                     4,755,415                 2,151,567
                                                                                         ============              ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .................                  $    417,894              $      8,266
                                                                                         ============              ============

STATEMENTS OF CHANGES IN NET ASSETS                     WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                              INTERMEDIATE GOVERNMENT
                                                                                                    INCOME FUND
                                                                                     ----------------------------------------
                                                                                     FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                                           MAY 31, 2004          MAY 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .............................................                   $ 783,348,783         $ 722,432,671
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................                      22,036,904            27,238,934
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................                       7,696,277            19,827,143
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                      (44,891,160)           25,160,640
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......                     (15,157,979)           72,226,717
                                                                                          -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ..........................................................                      (8,700,444)           (9,956,336)
     CLASS B ..........................................................                      (2,448,890)           (3,344,402)
     CLASS C ..........................................................                      (1,125,650)           (1,151,989)
     INSTITUTIONAL CLASS ..............................................                     (21,482,665)          (24,785,676)
     SELECT CLASS .....................................................                             N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..........................................................                               0                     0
     CLASS B ..........................................................                               0                     0
     CLASS C ..........................................................                               0                     0
     INSTITUTIONAL CLASS ..............................................                               0                     0
     SELECT CLASS .....................................................                             N/A                   N/A
   RETURN OF CAPITAL
     CLASS A ..........................................................                               0                     0
     CLASS B ..........................................................                               0                     0
     CLASS C ..........................................................                               0                     0
     INSTITUTIONAL CLASS ..............................................                               0                     0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ................................                      58,682,082            90,727,004
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ............................                       6,375,654             6,723,551
   COST OF SHARES REDEEMED - CLASS A ..................................                     (55,329,924)         (105,112,968)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A .............................................                       9,727,812            (7,662,413)
                                                                                          -------------         -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ................................                       3,913,573            30,307,778
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ............................                       1,825,216             2,539,004
   COST OF SHARES REDEEMED - CLASS B ..................................                     (34,475,012)          (22,320,283)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B .............................................                     (28,736,223)           10,526,499
                                                                                          -------------         -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ................................                       5,675,581            23,266,806
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ............................                         822,920               817,502
   COST OF SHARES REDEEMED - CLASS C ..................................                     (17,144,957)           (8,999,790)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .............................................                     (10,646,456)           15,084,518
                                                                                          -------------         -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ....................                     100,369,065           155,799,020
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ................                       4,405,354             4,726,927
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ......................                    (149,844,641)         (150,546,753)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .................................                     (45,070,222)            9,979,194
                                                                                          -------------         -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...........................                             N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .......................                             N/A                   N/A
   COST OF SHARES REEDEMED - SELECT CLASS .............................                             N/A                   N/A
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ........................................                             N/A                   N/A
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................                     (74,725,089)           27,927,798
                                                                                          =============         =============
NET INCREASE (DECREASE) IN NET ASSETS .................................                    (123,640,717)           60,916,112
                                                                                          =============         =============
ENDING NET ASSETS .....................................................                   $ 659,708,066         $ 783,348,783

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..............................................                       5,194,648             7,874,532
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........                         565,427               584,057
   SHARES REDEEMED - CLASS A ..........................................                      (4,896,494)           (9,124,171)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............                         863,581              (665,582)
                                                                                          -------------         -------------
   SHARES SOLD - CLASS B ..............................................                         343,535             2,636,124
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........                         161,793               220,798
   SHARES REDEEMED - CLASS B ..........................................                      (3,062,719)           (1,938,231)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............                      (2,557,391)              918,691
                                                                                          -------------         -------------
   SHARES SOLD - CLASS C ..............................................                         497,968             2,021,125
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                          73,087                71,366
   SHARES REDEEMED - CLASS C ..........................................                      (1,525,484)             (782,751)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............                        (954,429)            1,309,740
                                                                                          -------------         -------------
   SHARES SOLD - INSTITUTIONAL CLASS ..................................                       8,855,931            13,502,645
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS                         390,526               410,296
   SHARES REDEEMED -INSTITUTIONAL CLASS ...............................                     (13,279,647)          (13,051,794)
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...                      (4,033,190)              861,147
                                                                                          -------------         -------------
   SHARES SOLD - SELECT CLASS .........................................                             N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ......                             N/A                   N/A
   SHARES REDEEMED -SELECT CLASS ......................................                             N/A                   N/A
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..........                             N/A                   N/A
                                                                                          -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................                      (6,681,429)            2,423,996
                                                                                          =============         =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .................                   $  (3,038,670)        $ (11,879,975)
                                                                                          =============         =============

                                                                                         LIMITED TERM
                                                                                    GOVERNMENT INCOME FUND
                                                                          ----------------------------------------
                                                                          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                                MAY 31, 2004          MAY 31, 2003
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .............................................        $ 257,254,300         $ 219,980,394
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................            5,357,453             8,489,301
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................             (109,407)            5,428,266
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS            (9,277,288)            3,242,803
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......           (4,029,242)           17,160,370
                                                                               -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ..........................................................           (1,502,224)           (2,578,045)
     CLASS B ..........................................................             (509,597)             (862,943)
     CLASS C ..........................................................                  N/A                   N/A
     INSTITUTIONAL CLASS ..............................................           (3,344,620)           (5,120,630)
     SELECT CLASS .....................................................                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..........................................................                    0                     0
     CLASS B ..........................................................                    0                     0
     CLASS C ..........................................................                  N/A                   N/A
     INSTITUTIONAL CLASS ..............................................                    0                     0
     SELECT CLASS .....................................................                  N/A                   N/A
   RETURN OF CAPITAL
     CLASS A ..........................................................                    0                     0
     CLASS B ..........................................................                    0                     0
     CLASS C ..........................................................                  N/A                   N/A
     INSTITUTIONAL CLASS ..............................................                    0                     0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ................................           32,750,177            64,100,924
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ............................              759,409             1,300,650
   COST OF SHARES REDEEMED - CLASS A ..................................          (45,147,063)          (63,045,478)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A .............................................          (11,637,477)            2,356,096
                                                                               -------------         -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ................................            3,745,813            30,705,436
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ............................              397,137               688,878
   COST OF SHARES REDEEMED - CLASS B ..................................          (19,422,038)           (7,917,234)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B .............................................          (15,279,088)           23,477,080
                                                                               -------------         -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ................................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ............................                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS C ..................................                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .............................................                  N/A                   N/A
                                                                               -------------         -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ....................           42,486,520            52,683,041
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ................            1,137,701             1,790,919
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ......................          (61,300,658)          (51,631,982)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .................................          (17,676,437)            2,841,978
                                                                               -------------         -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...........................                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .......................                  N/A                   N/A
   COST OF SHARES REEDEMED - SELECT CLASS .............................                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ........................................                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................          (44,593,002)           28,675,154
                                                                               =============         =============
NET INCREASE (DECREASE) IN NET ASSETS .................................          (53,978,685)           37,273,906
                                                                               =============         =============
ENDING NET ASSETS .....................................................        $ 203,275,615         $ 257,254,300

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..............................................            3,189,838             6,242,229
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........               74,453               126,483
   SHARES REDEEMED - CLASS A ..........................................           (4,420,842)           (6,139,796)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............           (1,156,551)              228,916
                                                                               -------------         -------------
   SHARES SOLD - CLASS B ..............................................              365,951             2,991,562
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........               38,928                66,899
   SHARES REDEEMED - CLASS B ..........................................           (1,905,059)             (769,153)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............           (1,500,180)            2,289,308
                                                                               -------------         -------------
   SHARES SOLD - CLASS C ..............................................                  N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........                  N/A                   N/A
   SHARES REDEEMED - CLASS C ..........................................                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............                  N/A                   N/A
                                                                               -------------         -------------
   SHARES SOLD - INSTITUTIONAL CLASS ..................................            4,237,445             5,230,043
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS              113,792               177,521
   SHARES REDEEMED -INSTITUTIONAL CLASS ...............................           (6,128,462)           (5,131,817)
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...           (1,777,225)              275,747
                                                                               -------------         -------------
   SHARES SOLD - SELECT CLASS .........................................                  N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ......                  N/A                   N/A
   SHARES REDEEMED -SELECT CLASS ......................................                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..........                  N/A                   N/A
                                                                               -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................           (4,433,956)            2,793,971
                                                                               =============         =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .................        $     (64,125)        $     (65,137)
                                                                               =============         =============

                                                                                       MONTGOMERY SHORT DURATION
                                                                                          GOVERNMENT BOND FUND
                                                                    -------------------------------------------------------------
                                                                    FOR THE PERIOD ENDED   FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                            MAY 31, 2004     JUNE 30, 2003(2)       JUNE 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .............................................    $ 611,387,559        $ 455,681,826       $ 271,994,117
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................       10,149,813           17,393,116          16,066,512
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................       (1,193,389)          10,980,750           4,307,902
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS        (6,244,640)            (827,730)          2,451,113
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......        2,711,784           27,546,136          22,825,527
                                                                           -------------        -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ..........................................................         (886,308)            (609,609)           (237,871)
     CLASS B ..........................................................          (85,063)             (28,868)                  0
     CLASS C ..........................................................         (356,312)            (135,789)                  0
     INSTITUTIONAL CLASS ..............................................       (8,579,134)         (20,621,000)        (17,198,801)
     SELECT CLASS .....................................................              N/A                  N/A                 N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..........................................................         (162,033)             (79,795)            (63,724)
     CLASS B ..........................................................          (28,636)              (2,235)                  0
     CLASS C ..........................................................         (118,085)              (8,846)                  0
     INSTITUTIONAL CLASS ..............................................       (1,343,870)          (4,226,650)         (4,312,249)
     SELECT CLASS .....................................................              N/A                  N/A              N/AN/A
RETURN OF CAPITAL
     CLASS A ..........................................................                0                    0                   0
     CLASS B ..........................................................                0                    0                   0
     CLASS C ..........................................................                0                    0                   0
     INSTITUTIONAL CLASS ..............................................                0                    0                   0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ................................       44,883,353           63,177,154           2,460,255
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ............................          814,806               87,903              33,445
   COST OF SHARES REDEEMED - CLASS A ..................................      (53,316,492)         (13,439,561)         (1,034,433)
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A .............................................       (7,618,333)          49,825,496           1,459,267
                                                                           -------------        -------------       -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ................................        6,693,888            5,879,687                  10
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ............................           98,248                6,061                   0
   COST OF SHARES REDEEMED - CLASS B ..................................       (2,514,346)            (304,219)                  0
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B .............................................        4,277,790            5,581,529                  10
                                                                           -------------        -------------       -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ................................       17,222,671           35,308,682                  10
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ............................          390,349               30,673                   0
   COST OF SHARES REDEEMED - CLASS C ..................................      (15,477,538)          (2,484,161)                  0
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .............................................        2,135,482           32,855,194                  10
                                                                           -------------        -------------       -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ....................      173,824,854          460,909,306         281,284,271
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ................        9,145,514            1,204,831          21,475,519
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ......................     (260,915,523)        (396,503,967)       (121,544,250)
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .................................      (77,945,155)          65,610,170         181,215,540
                                                                           -------------        -------------       -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...........................              N/A                  N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS .......................              N/A                  N/A                 N/A
   COST OF SHARES REEDEMED - SELECT CLASS .............................              N/A                  N/A                 N/A
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ........................................              N/A                  N/A                 N/A
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................      (79,150,216)         153,872,389         182,674,827
                                                                           =============        =============       =============
NET INCREASE (DECREASE) IN NET ASSETS .................................      (87,997,873)         155,705,733         183,687,709
                                                                           =============        =============       =============
ENDING NET ASSETS .....................................................    $ 523,389,686        $ 611,387,559       $ 455,681,826

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..............................................        4,386,067            6,134,568             240,296
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...........           79,824                8,551               3,271
   SHARES REDEEMED - CLASS A ..........................................       (5,220,872)          (1,305,840)           (101,242)
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............         (754,981)           4,837,279             142,325
                                                                           -------------        -------------       -------------
   SHARES SOLD - CLASS B ..............................................          655,424              570,715                   1
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...........            9,616                  589                   0
   SHARES REDEEMED - CLASS B ..........................................         (246,234)             (29,523)                  0
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............          418,806              541,781                   1
                                                                           -------------        -------------       -------------
   SHARES SOLD - CLASS C ..............................................        1,682,052            3,423,558                   1
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...........           38,174                2,978                   0
   SHARES REDEEMED - CLASS C ..........................................       (1,513,332)            (240,265)                  0
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............          206,894            3,186,271                   1
                                                                           -------------        -------------       -------------
   SHARES SOLD - INSTITUTIONAL CLASS ..................................       16,987,415           44,654,218          27,392,934
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS          894,825              116,974           2,094,857
   SHARES REDEEMED -INSTITUTIONAL CLASS ...............................      (25,505,412)         (38,386,755)        (11,861,023)
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...       (7,623,172)           6,384,437          17,626,768
                                                                           -------------        -------------       -------------
   SHARES SOLD - SELECT CLASS .........................................              N/A                  N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ......              N/A                  N/A                 N/A
   SHARES REDEEMED -SELECT CLASS ......................................              N/A                  N/A                 N/A
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..........              N/A                  N/A                 N/A
                                                                           -------------        -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................       (7,752,453)          14,949,768          17,769,095
                                                                           =============        =============       =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .................    $     193,610        $     (49,386)      $     (49,390)
                                                                           =============        =============       =============

WELLS FARGO INCOME FUNDS                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        MONTGOMERY TOTAL RETURN BOND FUND
                                                                              --------------------------------------------------
                                                                                    FOR THE            FOR THE           FOR THE
                                                                               PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                                                               MAY 31, 2004   JUNE 30, 2003(2)     JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .................................................   $ 153,249,760      $  39,272,699      $ 31,787,626
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................       7,036,745          3,484,173         2,245,163
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................      (2,138,426)         3,395,382           501,385
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....      (4,569,471)         1,017,040           562,972
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........         328,848          7,896,595         3,309,520
                                                                              -------------      -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
CLASS A ...................................................................        (777,373)           (28,294)          (15,000)
     CLASS B ..............................................................        (134,637)           (19,898)             (765)
     CLASS C ..............................................................        (127,004)           (27,708)             (283)
     INSTITUTIONAL CLASS ..................................................      (4,370,060)        (2,479,910)       (1,833,097)
     SELECT CLASS .........................................................      (1,618,335)        (1,307,588)         (466,563)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..............................................................        (312,169)            (6,424)                0
     CLASS B ..............................................................         (66,633)            (8,086)                0
     CLASS C ..............................................................         (64,837)           (11,188)                0
     INSTITUTIONAL CLASS ..................................................      (1,345,720)          (287,266)         (558,191)
     SELECT CLASS .........................................................        (514,514)          (126,747)         (233,120)
   RETURN OF CAPITAL
     CLASS A ..............................................................               0                  0                 0
     CLASS B ..............................................................               0                  0                 0
     CLASS C ..............................................................               0                  0                 0
     INSTITUTIONAL CLASS ..................................................               0                  0                 0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ....................................      49,441,043          3,874,071         1,534,184
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ................................       1,035,368              4,319             1,603
   COST OF SHARES REDEEMED - CLASS A ......................................      (6,400,857)        (1,320,871)       (1,404,904)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................     44,075,554          2,557,519           130,883
                                                                              -------------      -------------      ------------
   PROCEEDS FROM SHARES SOLD - CLASS B ....................................       5,660,397          3,819,338            85,441
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ................................         166,495              3,774               238
   COST OF SHARES REDEEMED - CLASS B ......................................      (1,444,324)           (69,142)                0
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................      4,382,568          3,753,970            85,679
                                                                              -------------      -------------      ------------
   PROCEEDS FROM SHARES SOLD - CLASS C ....................................       5,165,683          4,599,188            31,379
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ................................         173,260              7,024               235
   COST OF SHARES REDEEMED - CLASS C ......................................      (3,294,510)          (250,846)           (4,911)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .................................................      2,044,433          4,355,366            26,703
                                                                              -------------      -------------      ------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ........................     227,021,213         75,703,969        29,529,622
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ....................       5,282,170            266,138         2,269,084
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ..........................    (115,759,964)       (26,107,607)      (25,419,407)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .....................................     116,543,419         49,862,500         6,379,299
                                                                              -------------      -------------      ------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...............................       9,490,823         55,173,407        13,569,961
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ...........................       2,132,180            134,838           671,047
   COST OF SHARES REEDEMED - SELECT CLASS .................................     (10,082,061)        (5,463,025)      (13,581,000)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ............................................       1,540,942         49,845,220           660,008
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................     168,586,916        110,374,575         7,282,572
                                                                              =============      =============      ============
NET INCREASE (DECREASE) IN NET ASSETS .....................................     159,584,482        113,977,061         7,485,073
                                                                              =============      =============      ============
ENDING NET ASSETS .........................................................   $ 312,834,242      $ 153,249,760      $ 39,272,699

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................       3,924,569            306,294           125,830
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............          82,626                338               131
   SHARES REDEEMED - CLASS A ..............................................        (510,147)          (105,881)         (116,350)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................       3,497,048            200,751             9,611
                                                                              -------------      -------------      ------------
   SHARES SOLD - CLASS B ..................................................         450,978            300,170             7,089
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............          13,281                295                20
   SHARES REDEEMED - CLASS B ..............................................        (115,144)            (5,404)                0
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................         349,115            295,061             7,109
                                                                              -------------      -------------      ------------
   SHARES SOLD - CLASS C ..................................................         413,245            364,584             2,603
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............          13,893                552                19
   SHARES REDEEMED - CLASS C ..............................................        (265,292)           (19,774)             (414)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................         161,846            345,362             2,208
                                                                              -------------      -------------      ------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................      18,408,985          6,113,838         2,447,851
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...         428,995             21,172           188,986
   SHARES REDEEMED -INSTITUTIONAL CLASS ...................................      (9,398,898)        (2,122,533)       (2,075,085)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......       9,439,082          4,012,477           561,752
                                                                              -------------      -------------      ------------
   SHARES SOLD - SELECT CLASS .............................................         772,636          4,470,057         1,090,946
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..........         173,141             10,718            56,376
   SHARES REDEEMED -SELECT CLASS ..........................................        (817,263)          (440,698)       (1,130,467)
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..............         128,514          4,040,077            16,855
                                                                              -------------      -------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................      13,575,605          8,893,728                 0
                                                                              =============      =============      ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $       7,781      $      (1,555)     $     (9,924)
                                                                              =============      =============      ============

STATEMENTS OF CHANGES IN NET ASSETS                     WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                                                    STABLE INCOME FUND(4)
                                                                              --------------------------------
                                                                                    FOR THE            FOR THE
                                                                                 YEAR ENDED         YEAR ENDED
                                                                               MAY 31, 2004       MAY 31, 2003
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .................................................   $ 715,064,976      $ 404,128,857
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................      14,716,683         13,074,462
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................      (1,879,851)           885,402
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....      (6,426,135)         2,264,082
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........       6,410,697         16,223,946
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
CLASS A ...................................................................      (2,648,080)        (2,854,958)
     CLASS B ..............................................................        (289,271)          (573,771)
     CLASS C ..............................................................         (56,255)               N/A
     INSTITUTIONAL CLASS ..................................................     (10,702,969)        (9,841,251)
     SELECT CLASS .........................................................             N/A                N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..............................................................               0                  0
     CLASS B ..............................................................               0                  0
     CLASS C ..............................................................               0                N/A
     INSTITUTIONAL CLASS ..................................................               0                  0
     SELECT CLASS .........................................................             N/A                N/A
   RETURN OF CAPITAL
     CLASS A ..............................................................        (193,596)           (44,742)
     CLASS B ..............................................................         (43,311)            (8,992)
     CLASS C ..............................................................          (9,825)               N/A
     INSTITUTIONAL CLASS ..................................................        (667,499)          (154,230)
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ....................................     135,070,784        168,485,145
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ................................       2,307,477          2,537,808
   COST OF SHARES REDEEMED - CLASS A ......................................    (144,366,278)       (76,013,344)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................     (6,988,017)        95,009,609
                                                                              -------------      -------------
   PROCEEDS FROM SHARES SOLD - CLASS B ....................................       9,488,597         37,156,621
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ................................         298,579            516,274
   COST OF SHARES REDEEMED - CLASS B ......................................     (21,832,554)       (10,106,040)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................    (12,045,378)        27,566,855
                                                                              -------------      -------------
   PROCEEDS FROM SHARES SOLD - CLASS C ....................................      17,481,617                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ................................          59,225                N/A
   COST OF SHARES REDEEMED - CLASS C ......................................      (5,245,872)               N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .................................................     12,294,970                  0
                                                                              -------------      -------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ........................     643,439,339        365,926,534
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ....................       5,957,306          5,791,449
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ..........................    (565,028,025)      (186,104,330)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .....................................      84,368,620        185,613,653
                                                                              -------------      -------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...............................             N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ...........................             N/A                N/A
   COST OF SHARES REEDEMED - SELECT CLASS .................................             N/A                N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ............................................             N/A                N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................      77,630,195        308,190,117
                                                                              =============      =============
NET INCREASE (DECREASE) IN NET ASSETS .....................................      69,430,086        310,936,119
                                                                              =============      =============
ENDING NET ASSETS .........................................................   $ 784,495,062      $ 715,064,976

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................      13,003,668         16,173,494
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............         222,302            243,822
   SHARES REDEEMED - CLASS A ..............................................     (13,896,308)        (7,296,600)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................        (670,338)         9,120,716
                                                                              -------------      -------------
   SHARES SOLD - CLASS B ..................................................         915,441          3,570,548
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............          28,795             49,667
   SHARES REDEEMED - CLASS B ..............................................      (2,105,770)          (971,133)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................      (1,161,534)         2,649,082
                                                                              -------------      -------------
   SHARES SOLD - CLASS C ..................................................       1,686,865                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............           5,725                N/A
   SHARES REDEEMED - CLASS C ..............................................        (505,810)               N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................       1,186,780                  0
                                                                              -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................      61,954,738         35,118,485
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...         573,919            556,354
   SHARES REDEEMED -INSTITUTIONAL CLASS ...................................     (54,432,515)       (17,864,067)
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......       8,096,142         17,810,772
                                                                              -------------      -------------
   SHARES SOLD - SELECT CLASS .............................................             N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..........             N/A                N/A
   SHARES REDEEMED -SELECT CLASS ..........................................             N/A                N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..............             N/A                N/A
                                                                              -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................       7,451,050         29,580,570
                                                                              =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $           0      $         (29)
                                                                              =============      =============

                                                                                 TACTICAL MATURITY BOND FUND
                                                                              ---------------------------------
                                                                                     FOR THE            FOR THE
                                                                                  YEAR ENDED         YEAR ENDED
                                                                                MAY 31, 2004       MAY 31, 2003
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .................................................   $    8,772,793     $    6,890,176
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................          193,719            151,347
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................         (310,030)           (55,136)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....         (152,796)            79,042
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........         (269,107)           175,253
                                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
CLASS A ...................................................................              N/A                N/A
     CLASS B ..............................................................              N/A                N/A
     CLASS C ..............................................................              N/A                N/A
     INSTITUTIONAL CLASS ..................................................         (194,527)          (148,901)
     SELECT CLASS .........................................................              N/A                N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ..............................................................              N/A                N/A
     CLASS B ..............................................................              N/A                N/A
     CLASS C ..............................................................              N/A                N/A
     INSTITUTIONAL CLASS ..................................................                0                  0
     SELECT CLASS .........................................................              N/A                N/A
   RETURN OF CAPITAL
     CLASS A ..............................................................              N/A                N/A
     CLASS B ..............................................................              N/A                N/A
     CLASS C ..............................................................              N/A                N/A
     INSTITUTIONAL CLASS ..................................................                0                  0
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ....................................              N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ................................              N/A                N/A
   COST OF SHARES REDEEMED - CLASS A ......................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................             N/A                N/A
                                                                              --------------     --------------
   PROCEEDS FROM SHARES SOLD - CLASS B ....................................              N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ................................              N/A                N/A
   COST OF SHARES REDEEMED - CLASS B ......................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................             N/A                N/A
                                                                              --------------     --------------
   PROCEEDS FROM SHARES SOLD - CLASS C ....................................              N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ................................              N/A                N/A
   COST OF SHARES REDEEMED - CLASS C ......................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .................................................             N/A                N/A
                                                                              --------------     --------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ........................       10,297,075         12,351,985
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ....................          181,533            122,504
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS ..........................       (3,268,965)       (10,618,224)
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .....................................        7,209,643          1,856,265
                                                                              --------------     --------------
   PROCEEDS FROM SHARES SOLD - SELECT CLASS ...............................              N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ...........................              N/A                N/A
   COST OF SHARES REEDEMED - SELECT CLASS .................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - SELECT CLASS ............................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................        7,209,643          7,198,087
                                                                              ==============     ==============
NET INCREASE (DECREASE) IN NET ASSETS .....................................        6,746,009          1,882,617
                                                                              ==============     ==============
ENDING NET ASSETS .........................................................   $   15,518,802     $    8,772,793

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................              N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............              N/A                N/A
   SHARES REDEEMED - CLASS A ..............................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................              N/A                N/A
                                                                              --------------     --------------
   SHARES SOLD - CLASS B ..................................................              N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............              N/A                N/A
   SHARES REDEEMED - CLASS B ..............................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................              N/A                N/A
                                                                              --------------     --------------
   SHARES SOLD - CLASS C ..................................................              N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............              N/A                N/A
   SHARES REDEEMED - CLASS C ..............................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................              N/A                N/A
                                                                              --------------     --------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................        1,070,523          1,266,508
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...           18,862             12,569
   SHARES REDEEMED -INSTITUTIONAL CLASS ...................................         (339,283)        (1,092,824)
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......          750,102            186,253
                                                                              --------------     --------------
   SHARES SOLD - SELECT CLASS .............................................              N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - SELECT CLASS ..........              N/A                N/A
   SHARES REDEEMED -SELECT CLASS ..........................................              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - SELECT CLASS ..............              N/A                N/A
                                                                              --------------     --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................          750,102            705,351
                                                                              ==============     ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $        4,080     $        4,888
                                                                              ==============     ==============

WELLS FARGO INCOME FUNDS            NOTES TO STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

      NOTES TO STATEMENT OF CHANGES IN NET ASSETS
      --------------------------------------------------------------------------

      (1)   The Fund commenced operations on November 29, 2002.

      (2) "Proceeds from shares sold" include amounts related to Fund mergers and share class conversions. See Note 1.

      (3)   The Fund commenced operations on February 28, 2003.

      (4)   The Fund's Class C commenced operations on June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO INCOME FUNDS                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   NET REALIZED
                                                  BEGINNING               NET               AND      DIVIDENDS      DISTRIBUTIONS
                                                  NET ASSET        INVESTMENT        UNREALIZED       FROM NET           FROM NET
                                                  VALUE PER            INCOME    GAIN (LOSS) ON     INVESTMENT           REALIZED
                                                      SHARE            (LOSS)       INVESTMENTS         INCOME              GAINS
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $26.57              0.96             (0.93)        (0.98)             (0.04)
JUNE 1, 2002 TO MAY 31, 2003 ..............          $25.63              1.06              0.97         (1.05)             (0.04)
JUNE 1, 2001 TO MAY 31, 2002 ..............          $25.68              1.21              0.16         (1.20)             (0.22)
JUNE 1, 2000 TO MAY 31, 2001 ..............          $25.22              1.43              1.44         (2.41)              0.00
JUNE 1, 1999 TO MAY 31, 2000 ..............          $26.11              1.43             (0.63)        (1.16)             (0.53)

HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $10.28              0.75              0.18         (0.74)             (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ......          $10.00              0.26              0.27         (0.25)              0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $10.28              0.67              0.18         (0.66)             (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ......          $10.00              0.22              0.28         (0.22)              0.00

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $10.29              0.67              0.18         (0.66)             (0.02)
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ......          $10.00              0.22              0.29         (0.22)              0.00

INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $ 9.86              0.23             (0.28)        (0.43)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $ 9.36              0.37              0.61         (0.48)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $ 9.33              0.50              0.07         (0.54)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $ 8.86              0.57              0.47         (0.57)              0.00
JUNE 1, 1999 TO MAY 31, 2000 ..............          $ 9.48              0.59             (0.62)        (0.59)              0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $ 9.85              0.22             (0.34)        (0.36)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $ 9.34              0.30              0.62         (0.41)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $ 9.32              0.42              0.07         (0.47)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $ 8.84              0.50              0.48         (0.50)              0.00
JUNE 1, 1999 TO MAY 31, 2000 ..............          $ 9.46              0.53             (0.62)        (0.53)              0.00

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $ 9.85              0.33             (0.36)        (0.45)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $ 9.35              0.37              0.64         (0.51)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $ 9.32              0.51              0.09         (0.57)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $ 8.85              0.60              0.47         (0.60)              0.00
JUNE 1, 1999 TO MAY 31, 2000 ..............          $ 9.47              0.61             (0.62)        (0.61)              0.00

INCOME PLUS FUND
---------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $11.31              0.55             (0.39)        (0.63)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $10.81              0.59              0.61         (0.70)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $10.80              0.66              0.02         (0.67)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $10.60              0.72              0.31         (0.83)              0.00
JULY 1, 1999(3) TO MAY 31, 2000 ...........          $12.04              0.79             (1.44)        (0.79)              0.00
JULY 13, 1998(4) TO JUNE 30, 1999 .........          $12.50              0.77             (0.46)        (0.77)              0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $11.31              0.45             (0.37)        (0.55)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $10.82              0.50              0.60         (0.61)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $10.80              0.58              0.03         (0.59)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $10.61              0.65              0.29         (0.75)              0.00
JULY 1, 1999(3) TO MAY 31, 2000 ...........          $12.05              0.72             (1.44)        (0.72)              0.00
JULY 13, 1998(4) TO JUNE 30, 1999 .........          $12.50              0.68             (0.45)        (0.68)              0.00

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..............          $11.31              0.44             (0.36)        (0.55)              0.00
JUNE 1, 2002 TO MAY 31, 2003 ..............          $10.82              0.52              0.58         (0.61)              0.00
JUNE 1, 2001 TO MAY 31, 2002 ..............          $10.80              0.58              0.03         (0.59)              0.00
JUNE 1, 2000 TO MAY 31, 2001 ..............          $10.61              0.65              0.29         (0.75)              0.00
JULY 1, 1999(3) TO MAY 31, 2000 ...........          $12.05              0.72             (1.44)        (0.72)              0.00
JULY 13, 1998(4) TO JUNE 30, 1999 .........          $12.50              0.68             (0.45)        (0.68)              0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                    WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                             ENDING               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          NET ASSET     -----------------------------------------------------------
                                           RETURN OF      VALUE PER     NET INVESTMENT      GROSS           EXPENSES         NET
                                             CAPITAL          SHARE      INCOME (LOSS)   EXPENSES             WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $25.58              3.65%      0.86%(5)     (0.16)%(5)        0.70%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $26.57              4.08%      0.89%(5)     (0.19)%(5)        0.70%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $25.63              4.74%      0.87%(5)     (0.17)%(5)        0.70%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $25.68              5.75%      0.83%(5)     (0.13)%(5)        0.70%(5)
JUNE 1, 1999 TO MAY 31, 2000 ...........        0.00         $25.22              5.80%      0.92%(5)     (0.22)%(5)        0.70%(5)

HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.45              7.08%      1.24%         (0.09)%          1.15%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...        0.00         $10.28              5.86%      1.32%         (0.17)%          1.15%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.45              6.35%      1.99%         (0.09)%          1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...        0.00         $10.28              6.49%      2.13%         (0.23)%          1.90%

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.46              6.34%      1.99%         (0.09)%          1.90%
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...        0.00         $10.29              6.53%      2.15%         (0.25)%          1.90%

INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $ 9.38              3.31%      1.12%         (0.15)%          0.97%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $ 9.86              3.88%      1.07%         (0.07)%          1.00%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $ 9.36              5.21%      1.09%         (0.09)%          1.00%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $ 9.33              6.18%      1.10%         (0.10)%          1.00%
JUNE 1, 1999 TO MAY 31, 2000 ...........        0.00         $ 8.86              6.50%      1.05%         (0.15)%          0.90%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $ 9.37              2.65%      1.88%         (0.17)%          1.71%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $ 9.85              3.12%      1.89%         (0.14)%          1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $ 9.34              4.44%      2.01%         (0.26)%          1.75%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $ 9.32              5.39%      1.99%         (0.24)%          1.75%
JUNE 1, 1999 TO MAY 31, 2000 ...........        0.00         $ 8.84              5.74%      1.93%         (0.29)%          1.65%

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $ 9.37              3.65%      0.80%         (0.09)%          0.71%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $ 9.85              4.17%      0.79%         (0.04)%          0.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $ 9.35              5.46%      0.75%         (0.00)%          0.75%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $ 9.32              6.42%      0.76%         (0.01)%          0.75%
JUNE 1, 1999 TO MAY 31, 2000 ...........        0.00         $ 8.85              6.65%      0.82%         (0.07)%          0.75%

INCOME PLUS FUND
-----------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.84              4.92%      1.31%         (0.63)%          0.68%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $11.31              5.42%      1.32%         (0.32)%          1.00%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $10.81              6.05%      1.47%         (0.37)%          1.10%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $10.80              6.97%      1.44%         (0.34)%          1.10%
JULY 1, 1999(3) TO MAY 31, 2000 ........        0.00         $10.60              7.56%      1.41%         (0.34)%          1.08%
JULY 13, 1998(4) TO JUNE 30, 1999 ......        0.00         $12.04              6.95%      1.62%         (0.96)%          0.66%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.84              4.13%      2.05%         (0.60)%          1.45%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $11.31              4.68%      2.12%         (0.37)%          1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $10.82              5.29%      2.32%         (0.47)%          1.85%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $10.80              6.26%      2.21%         (0.36)%          1.85%
JULY 1, 1999(3) TO MAY 31, 2000 ........        0.00         $10.61              6.77%      2.18%         (0.33)%          1.86%
JULY 13, 1998(4) TO JUNE 30, 1999 ......        0.00         $12.05              6.25%      2.14%         (0.64)%          1.50%

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        0.00         $10.84              4.12%      2.05%         (0.59)%          1.46%
JUNE 1, 2002 TO MAY 31, 2003 ...........        0.00         $11.31              4.63%      2.07%         (0.32)%          1.75%
JUNE 1, 2001 TO MAY 31, 2002 ...........        0.00         $10.82              5.31%      2.34%         (0.49)%          1.85%
JUNE 1, 2000 TO MAY 31, 2001 ...........        0.00         $10.80              6.26%      2.27%         (0.42)%          1.85%
JULY 1, 1999(3) TO MAY 31, 2000 ........        0.00         $10.61              6.80%      2.27%         (0.44)%          1.83%
JULY 13, 1998(4) TO JUNE 30, 1999 ......        0.00         $12.05              6.23%      2.49%         (1.02)%          1.47%

                                                                PORTFOLIO          NET ASSETS AT
                                                   TOTAL         TURNOVER          END OF PERIOD
                                               RETURN(2)             RATE        (000'S OMITTED)
------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           0.09%             115%(6)            $191,875
JUNE 1, 2002 TO MAY 31, 2003 ...........           8.11%              67%(6)            $372,822
JUNE 1, 2001 TO MAY 31, 2002 ...........           5.44%              93%(6)            $336,184
JUNE 1, 2000 TO MAY 31, 2001 ...........          11.74%             113%(6)            $269,121
JUNE 1, 1999 TO MAY 31, 2000 ...........           3.22%              68%(6)            $190,283

HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           9.24%              39%               $243,511
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...           5.40%              29%               $120,168

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           8.43%              39%               $ 27,248
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...           5.05%              29%               $ 11,563

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           8.42%              39%               $ 26,221
NOVEMBER 29, 2002(4) TO MAY 31, 2003 ...           5.12%              29%               $ 12,220

INCOME FUND
------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          (0.53)%            176%               $ 20,202
JUNE 1, 2002 TO MAY 31, 2003 ...........          10.79%             217%               $ 41,612
JUNE 1, 2001 TO MAY 31, 2002 ...........           6.23%             101%               $ 37,234
JUNE 1, 2000 TO MAY 31, 2001 ...........          12.01%             109%               $ 23,196
JUNE 1, 1999 TO MAY 31, 2000 ...........          (0.23)%            124%               $ 16,895

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          (1.27)%            176%               $ 14,089
JUNE 1, 2002 TO MAY 31, 2003 ...........          10.09%             217%               $ 19,311
JUNE 1, 2001 TO MAY 31, 2002 ...........           5.33%             101%               $ 16,693
JUNE 1, 2000 TO MAY 31, 2001 ...........          11.30%             109%               $ 13,368
JUNE 1, 1999 TO MAY 31, 2000 ...........          (1.00)%            124%               $  8,611

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          (0.28)%            176%               $303,706
JUNE 1, 2002 TO MAY 31, 2003 ...........          11.08%             217%               $377,560
JUNE 1, 2001 TO MAY 31, 2002 ...........           6.50%             101%               $474,752
JUNE 1, 2000 TO MAY 31, 2001 ...........          12.29%             109%               $564,908
JUNE 1, 1999 TO MAY 31, 2000 ...........          (0.10)%            124%               $369,719

INCOME PLUS FUND
------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           1.43%             185%               $ 28,898
JUNE 1, 2002 TO MAY 31, 2003 ...........          11.53%             130%               $ 20,815
JUNE 1, 2001 TO MAY 31, 2002 ...........           6.48%              63%               $ 20,188
JUNE 1, 2000 TO MAY 31, 2001 ...........          10.06%              63%               $ 12,468
JULY 1, 1999(3) TO MAY 31, 2000 ........          (5.56)%             95%               $  8,371
JULY 13, 1998(4) TO JUNE 30, 1999 ......           2.52%             176%               $ 11,223

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           0.68%             185%               $ 38,486
JUNE 1, 2002 TO MAY 31, 2003 ...........          10.60%             130%               $ 47,516
JUNE 1, 2001 TO MAY 31, 2002 ...........           5.78%              63%               $ 46,760
JUNE 1, 2000 TO MAY 31, 2001 ...........           9.14%              63%               $ 34,203
JULY 1, 1999(3) TO MAY 31, 2000 ........          (6.19)%             95%               $ 28,336
JULY 13, 1998(4) TO JUNE 30, 1999 ......           1.87%             176%               $ 36,892

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........           0.68%             185%               $  7,955
JUNE 1, 2002 TO MAY 31, 2003 ...........          10.60%             130%               $ 10,945
JUNE 1, 2001 TO MAY 31, 2002 ...........           5.78%              63%               $  7,328
JUNE 1, 2000 TO MAY 31, 2001 ...........           9.14%              63%               $  3,253
JULY 1, 1999(3) TO MAY 31, 2000 ........          (6.19)%             95%               $  2,550
JULY 13, 1998(4) TO JUNE 30, 1999 ......           1.87%             176%               $  3,037

WELLS FARGO INCOME FUNDS                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                              BEGINNING          NET              AND     DIVIDENDS     DISTRIBUTIONS
                                              NET ASSET   INVESTMENT       UNREALIZED      FROM NET          FROM NET
                                              VALUE PER       INCOME   GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                  SHARE       (LOSS)      INVESTMENTS        INCOME             GAINS
------------------------------------------------------------------------------------------------------------------------
INFLATION PROTECTED BOND FUND
------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.14         0.29            (0.13)        (0.23)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         $10.00         0.15             0.14         (0.15)             0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.13         0.20            (0.12)        (0.15)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         $10.00         0.13             0.13         (0.13)             0.00

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.13         0.21            (0.12)        (0.15)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         $10.00         0.13             0.13         (0.13)             0.00

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.13         0.30            (0.12)        (0.25)            (0.03)
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         $10.00         0.16             0.13         (0.16)             0.00

INTERMEDIATE GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $11.70         0.36            (0.60)        (0.52)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $11.19         0.41             0.68         (0.58)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $11.02         0.51             0.28         (0.62)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $10.56         0.66             0.47         (0.67)             0.00
JUNE 1, 1999 TO MAY 31, 2000 ...........         $11.04         0.64            (0.44)        (0.68)             0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $11.68         0.08            (0.40)        (0.43)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $11.18         0.33             0.67         (0.50)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $11.01         0.43             0.28         (0.54)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $10.55         0.58             0.47         (0.59)             0.00
JUNE 1, 1999 TO MAY 31, 2000 ...........         $11.04         0.62            (0.51)        (0.60)             0.00

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $11.66         0.12            (0.45)        (0.43)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $11.17         0.39             0.61         (0.51)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $11.01         0.46             0.24         (0.54)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $10.55         0.58             0.47         (0.59)             0.00
NOVEMBER 8, 1999(4) TO MAY 31, 2000 ....         $10.86         0.32            (0.31)        (0.32)             0.00

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $11.69         0.33            (0.53)        (0.55)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $11.19         0.44             0.68         (0.62)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $11.02         0.54             0.28         (0.65)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $10.56         0.69             0.47         (0.70)             0.00
JUNE 1, 1999 TO MAY 31, 2000 ...........         $11.05         0.70            (0.50)        (0.69)             0.00

LIMITED TERM GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.41         0.23            (0.40)        (0.23)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $10.03         0.35             0.39         (0.36)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $ 9.83         0.45             0.20         (0.45)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $ 9.44         0.57             0.39         (0.57)             0.00
JULY 1, 1999(3) TO MAY 31, 2000 ........         $ 9.74         0.50            (0.30)        (0.50)             0.00
JULY 1, 1998 TO JUNE 30, 1999 ..........         $ 9.97         0.57            (0.23)        (0.57)             0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.41         0.15            (0.40)        (0.15)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $10.03         0.28             0.38         (0.28)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $ 9.83         0.38             0.20         (0.38)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $ 9.44         0.50             0.39         (0.50)             0.00
JULY 1, 1999(3) TO MAY 31, 2000 ........         $ 9.74         0.43            (0.30)        (0.43)             0.00
JULY 1, 1998 TO JUNE 30, 1999 ..........         $ 9.97         0.50            (0.23)        (0.50)             0.00

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         $10.21         0.26            (0.39)        (0.26)             0.00
JUNE 1, 2002 TO MAY 31, 2003 ...........         $ 9.84         0.38             0.37         (0.38)             0.00
JUNE 1, 2001 TO MAY 31, 2002 ...........         $ 9.64         0.47             0.20         (0.47)             0.00
JUNE 1, 2000 TO MAY 31, 2001 ...........         $ 9.26         0.59             0.38         (0.59)             0.00
JULY 1, 1999(3) TO MAY 31, 2000 ........         $ 9.55         0.51            (0.29)        (0.51)             0.00
JULY 1, 1998 TO JUNE 30, 1999 ..........         $ 9.78         0.56            (0.23)        (0.56)             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                    WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                             ENDING          RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          NET ASSET    ---------------------------------------------------------
                                             RETURN OF    VALUE PER    NET INVESTMENT        GROSS      EXPENSES            NET
                                               CAPITAL        SHARE     INCOME (LOSS)     EXPENSES        WAIVED       EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.04             3.18%         1.44%        (0.54)%         0.90%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...          0.00       $10.14             8.55%         1.82%        (0.92)%         0.90%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.03             2.14%         2.19%        (0.54)%         1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...          0.00       $10.13             7.33%         2.72%        (1.07)%         1.65%

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.04             2.22%         2.19%        (0.54)%         1.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...          0.00       $10.13             7.81%         2.65%        (1.00)%         1.65%

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.03             3.40%         1.12%        (0.47)%         0.65%
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...          0.00       $10.13             7.70%         1.85%        (1.20)%         0.65%

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.94             2.98%         1.12%        (0.17)%         0.95%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $11.70             3.57%         1.13%        (0.18)%         0.95%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $11.19             4.57%         1.16%        (0.20)%         0.96%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $11.02             6.06%         1.22%        (0.26)%         0.96%
JUNE 1, 1999 TO MAY 31, 2000 ...........          0.00       $10.56             6.29%         1.16%        (0.22)%         0.94%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.93             2.22%         1.87%        (0.17)%         1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $11.68             2.72%         1.86%        (0.16)%         1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $11.18             3.81%         1.82%        (0.11)%         1.71%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $11.01             5.30%         1.84%        (0.13)%         1.71%
JUNE 1, 1999 TO MAY 31, 2000 ...........          0.00       $10.55             5.55%         1.83%        (0.16)%         1.68%

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.90             2.23%         1.87%        (0.17)%         1.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $11.66             2.68%         1.79%        (0.09)%         1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $11.17             3.79%         1.78%        (0.07)%         1.71%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $11.01             5.28%         1.85%        (0.14)%         1.71%
NOVEMBER 8, 1999(4) TO MAY 31, 2000 ....          0.00       $10.55             5.54%         1.90%        (0.19)%         1.71%

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.94             3.23%         0.80%        (0.10)%         0.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $11.69             3.74%         0.77%        (0.08)%         0.69%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $11.19             4.85%         0.71%        (0.03)%         0.68%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $11.02             6.34%         0.74%        (0.06)%         0.68%
JUNE 1, 1999 TO MAY 31, 2000 ...........          0.00       $10.56             6.43%         0.75%        (0.08)%         0.68%

LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.01             2.25%         1.13%        (0.18)%         0.95%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $10.41             3.40%         1.09%        (0.14)%         0.95%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $10.03             4.50%         1.15%        (0.19)%         0.96%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $ 9.83             5.84%         1.19%        (0.23)%         0.96%
JULY 1, 1999(3) TO MAY 31, 2000 ........          0.00       $ 9.44             5.62%         1.21%        (0.26)%         0.96%
JULY 1, 1998 TO JUNE 30, 1999 ..........          0.00       $ 9.74             5.66%         1.21%        (0.25)%         0.96%

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $10.01             1.49%         1.88%        (0.19)%         1.69%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $10.41             2.59%         1.84%        (0.14)%         1.70%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $10.03             3.75%         1.89%        (0.18)%         1.71%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $ 9.83             5.08%         1.91%        (0.20)%         1.71%
JULY 1, 1999(3) TO MAY 31, 2000 ........          0.00       $ 9.44             4.89%         1.96%        (0.27)%         1.69%
JULY 1, 1998 TO JUNE 30, 1999 ..........          0.00       $ 9.74             4.95%         1.99%        (0.33)%         1.66%

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00       $ 9.82             2.55%         0.81%        (0.11)%         0.70%
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00       $10.21             3.73%         0.83%        (0.14)%         0.69%
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00       $ 9.84             4.82%         0.78%        (0.10)%         0.68%
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00       $ 9.64             6.13%         0.80%        (0.12)%         0.68%
JULY 1, 1999(3) TO MAY 31, 2000 ........          0.00       $ 9.26             5.87%         0.90%        (0.19)%         0.72%
JULY 1, 1998 TO JUNE 30, 1999 ..........          0.00       $ 9.55             5.72%         1.08%        (0.17)%         0.91%


                                                           PORTFOLIO      NET ASSETS AT
                                                TOTAL       TURNOVER      END OF PERIOD
                                            RETURN(2)           RATE    (000'S OMITTED)
---------------------------------------------------------------------------------------
INFLATION PROTECTED BOND FUND
---------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         1.65%           155%          $ 20,087
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         2.94%           115%          $  5,136

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         0.89%           155%          $ 10,645
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         2.65%           115%          $  5,034

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         0.99%           155%          $ 11,813
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         2.65%           115%          $  4,441

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         1.91%           155%          $ 26,780
FEBRUARY 28, 2003(4) TO MAY 31, 2003 ...         2.90%           115%          $  7,188

INTERMEDIATE GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (2.10)%          178%          $192,976
JUNE 1, 2002 TO MAY 31, 2003 ...........         9.95%           139%          $196,203
JUNE 1, 2001 TO MAY 31, 2002 ...........         7.34%           102%          $195,062
JUNE 1, 2000 TO MAY 31, 2001 ...........        10.94%            57%          $185,638
JUNE 1, 1999 TO MAY 31, 2000 ...........         1.92%           139%          $193,615

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (2.76)%          178%          $ 47,821
JUNE 1, 2002 TO MAY 31, 2003 ...........         9.08%           139%          $ 80,989
JUNE 1, 2001 TO MAY 31, 2002 ...........         6.55%           102%          $ 67,256
JUNE 1, 2000 TO MAY 31, 2001 ...........        10.12%            57%          $ 61,482
JUNE 1, 1999 TO MAY 31, 2000 ...........         1.06%           139%          $ 51,495

C SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (2.85)%          178%          $ 21,520
JUNE 1, 2002 TO MAY 31, 2003 ...........         9.11%           139%          $ 34,133
JUNE 1, 2001 TO MAY 31, 2002 ...........         6.48%           102%          $ 18,078
JUNE 1, 2000 TO MAY 31, 2001 ...........        10.16%            57%          $  8,386
NOVEMBER 8, 1999(4) TO MAY 31, 2000 ....         1.07%           139%          $  4,348

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (1.77)%          178%          $397,390
JUNE 1, 2002 TO MAY 31, 2003 ...........        10.20%           139%          $472,024
JUNE 1, 2001 TO MAY 31, 2002 ...........         7.63%           102%          $442,037
JUNE 1, 2000 TO MAY 31, 2001 ...........        11.25%            57%          $413,846
JUNE 1, 1999 TO MAY 31, 2000 ...........         1.94%           139%          $385,299

LIMITED TERM GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (1.64)%          260%          $ 59,733
JUNE 1, 2002 TO MAY 31, 2003 ...........         7.46%           155%          $ 74,167
JUNE 1, 2001 TO MAY 31, 2002 ...........         6.74%           127%          $ 69,188
JUNE 1, 2000 TO MAY 31, 2001 ...........        10.38%           126%          $ 33,192
JULY 1, 1999(3) TO MAY 31, 2000 ........         2.08%            80%          $ 29,928
JULY 1, 1998 TO JUNE 30, 1999 ..........         3.37%           116%          $ 42,956

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (2.37)%          260%          $ 25,863
JUNE 1, 2002 TO MAY 31, 2003 ...........         6.64%           155%          $ 42,524
JUNE 1, 2001 TO MAY 31, 2002 ...........         5.94%           127%          $ 18,007
JUNE 1, 2000 TO MAY 31, 2001 ...........         9.56%           126%          $ 10,666
JULY 1, 1999(3) TO MAY 31, 2000 ........         1.39%            80%          $  8,864
JULY 1, 1998 TO JUNE 30, 1999 ..........         2.65%           116%          $  9,643

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........        (1.31)%          260%          $117,680
JUNE 1, 2002 TO MAY 31, 2003 ...........         7.74%           155%          $140,563
JUNE 1, 2001 TO MAY 31, 2002 ...........         7.08%           127%          $132,786
JUNE 1, 2000 TO MAY 31, 2001 ...........        10.66%           126%          $116,309
JULY 1, 1999(3) TO MAY 31, 2000 ........         2.34%            80%          $127,344
JULY 1, 1998 TO JUNE 30, 1999 ..........         3.38%           116%          $ 79,789

WELLS FARGO INCOME FUNDS                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  NET REALIZED
                                                       BEGINNING          NET              AND     DIVIDENDS     DISTRIBUTIONS
                                                       NET ASSET   INVESTMENT       UNREALIZED      FROM NET          FROM NET
                                                       VALUE PER       INCOME   GAIN (LOSS) ON    INVESTMENT          REALIZED
                                                           SHARE       (LOSS)      INVESTMENTS        INCOME             GAINS
-------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $10.28         0.17            (0.12)        (0.17)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $10.24         0.41             0.10         (0.39)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ....................        $10.19         0.43             0.22         (0.47)            (0.13)
JULY 1, 2000 TO JUNE 30, 2001(8) .................        $ 9.88         0.55             0.31         (0.55)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ....................        $10.03         0.56            (0.15)        (0.56)             0.00
JULY 1, 1998 TO JUNE 30, 1999 ....................        $10.15         0.41            (0.06)        (0.42)            (0.05)

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $10.29         0.11            (0.14)        (0.10)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $10.25         0.28             0.10         (0.26)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $10.22         0.00             0.03          0.00              0.00

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $10.30         0.11            (0.14)        (0.10)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $10.25         0.27             0.11         (0.25)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $10.22         0.00             0.03          0.00              0.00

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $10.30         0.20            (0.13)        (0.20)            (0.03)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $10.26         0.43             0.12         (0.43)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ....................        $10.20         0.46             0.22         (0.49)            (0.13)
JULY 1, 2000 TO JUNE 30, 2001(8) .................        $ 9.90         0.58             0.30         (0.58)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ....................        $10.04         0.58            (0.14)        (0.58)             0.00
JULY 1, 1998 TO JUNE 30, 1999 ....................        $10.14         0.53            (0.05)        (0.53)            (0.05)

MONTGOMERY TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $12.79         0.34            (0.35)        (0.34)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $12.17         0.63             0.69         (0.62)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $12.45         0.32            (0.06)        (0.32)            (0.22)

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $12.80         0.25            (0.35)        (0.25)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $12.18         0.56             0.69         (0.55)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $12.45         0.23            (0.05)        (0.23)            (0.22)

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $12.73         0.25            (0.35)        (0.25)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $12.12         0.57             0.67         (0.55)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $12.45         0.25            (0.11)        (0.25)            (0.22)

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $12.57         0.36            (0.34)        (0.36)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $11.97         0.64             0.68         (0.64)            (0.08)
JULY 1, 2001 TO JUNE 30, 2002 ....................        $11.85         0.43             0.36         (0.45)            (0.22)
JULY 1, 2000 TO JUNE 30, 2001 ....................        $11.33         0.70             0.52         (0.70)             0.00
JULY 1, 1999 TO JUNE 30, 2000 ....................        $11.66         0.77            (0.20)        (0.75)            (0.15)
JULY 1, 1998 TO JUNE 30, 1999 ....................        $12.44         0.73            (0.35)        (0.74)            (0.42)

SELECT SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................        $12.58         0.39            (0.35)        (0.39)            (0.12)
JULY 1, 2002 TO JUNE 30, 2003 ....................        $11.97         0.73             0.66         (0.70)            (0.08)
JULY 1, 2001(4) TO JUNE 30, 2002 .................        $12.45         0.47            (0.25)        (0.48)            (0.22)

STABLE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 .....................        $10.44         0.16            (0.10)        (0.16)             0.00
JUNE 1, 2002 TO MAY 31, 2003 .....................        $10.38         0.25             0.06         (0.25)             0.00
JUNE 1, 2001 TO MAY 31, 2002 .....................        $10.36         0.34             0.02         (0.34)             0.00
JUNE 1, 2000 TO MAY 31, 2001 .....................        $10.15         0.57             0.22         (0.58)             0.00
JUNE 1, 1999 TO MAY 31, 2000 .....................        $10.26         0.54            (0.11)        (0.54)             0.00

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 .....................        $10.43         0.08            (0.10)        (0.08)             0.00
JUNE 1, 2002 TO MAY 31, 2003 .....................        $10.37         0.17             0.06         (0.17)             0.00
JUNE 1, 2001 TO MAY 31, 2002 .....................        $10.35         0.28             0.01         (0.27)             0.00
JUNE 1, 2000 TO MAY 31, 2001 .....................        $10.14         0.49             0.23         (0.51)             0.00
JUNE 1, 1999 TO MAY 31, 2000 .....................        $10.26         0.46            (0.12)        (0.46)             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                    WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                                  ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                               NET ASSET   -------------------------------------------------
                                                   RETURN OF   VALUE PER   NET INVESTMENT     GROSS     EXPENSES         NET
                                                     CAPITAL       SHARE    INCOME (LOSS)   XPENSES       WAIVED    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $10.13             1.83%     1.14%       (0.24)%      0.90%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $10.28             3.51%     1.51%       (0.45)%      1.06%(10)
JULY 1, 2001 TO JUNE 30, 2002 .................         0.00      $10.24             4.16%     1.78%       (0.66)%      1.12%
JULY 1, 2000 TO JUNE 30, 2001(8) ..............         0.00      $10.19             5.43%     2.70%       (0.79)%      1.91%
JULY 1, 1999 TO JUNE 30, 2000 .................         0.00      $ 9.88             5.60%     1.86%       (0.50)%      1.36%
JULY 1, 1998 TO JUNE 30, 1999 .................         0.00      $10.03             4.96%     2.10%       (0.50)%      1.60%

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $10.13             1.12%     1.89%       (0.24)%      1.65%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $10.29             2.75%     2.26%       (0.46)%      1.80%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $10.25             0.00%     0.45%       (0.45)%      0.00%

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $10.14             1.10%     1.89%       (0.24)%      1.65%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $10.30             2.73%     2.27%       (0.46)%      1.81%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $10.25             0.00%     0.45%       (0.45)%      0.00%

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $10.14             2.13%     0.81%       (0.21)%      0.60%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $10.30             3.75%     1.16%       (0.40)%      0.76%(10)
JULY 1, 2001 TO JUNE 30, 2002 .................         0.00      $10.26             4.38%     1.53%       (0.66)%      0.87%
JULY 1, 2000 TO JUNE 30, 2001(8) ..............         0.00      $10.20             5.70%     2.46%       (0.78)%      1.68%
JULY 1, 1999 TO JUNE 30, 2000 .................         0.00      $ 9.90             5.84%     1.61%       (0.50)%      1.11%
JULY 1, 1998 TO JUNE 30, 1999 .................         0.00      $10.04             5.21%     1.85%       (0.50)%      1.35%

MONTGOMERY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $12.32             3.07%     1.16%       (0.26)%      0.90%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $12.79             3.78%     1.61%       (0.63)%      0.97%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $12.17             5.78%     1.95%       (0.99)%      0.96%

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $12.33             2.19%     1.91%       (0.26)%      1.65%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $12.80             2.81%     2.31%       (0.60)%      1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $12.18             4.93%     1.94%       (1.11)%      0.83%

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $12.26             2.20%     1.91%       (0.26)%      1.65%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $12.73             2.88%     2.32%       (0.61)%      1.71%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $12.12             5.14%     1.93%       (0.98)%      0.95%

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $12.11             3.25%     0.99%       (0.29)%      0.70%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $12.57             4.56%     1.19%       (0.59)%      0.60%(10)
JULY 1, 2001 TO JUNE 30, 2002 .................         0.00      $11.97             5.38%     1.42%       (0.71)%      0.71%
JULY 1, 2000 TO JUNE 30, 2001 .................         0.00      $11.85             6.02%     1.59%       (0.64)%      0.95%
JULY 1, 1999 TO JUNE 30, 2000 .................         0.00      $11.33             6.78%     1.13%       (0.33)%      0.80%
JULY 1, 1998 TO JUNE 30, 1999 .................         0.00      $11.66             5.88%     1.25%       (0.09)%      1.16%

SELECT SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ...............         0.00      $12.11             3.49%     0.74%       (0.32)%      0.42%
JULY 1, 2002 TO JUNE 30, 2003 .................         0.00      $12.58             4.66%     0.99%       (0.57)%      0.42%(10)
JULY 1, 2001(4) TO JUNE 30, 2002 ..............         0.00      $11.97             5.99%     1.71%       (1.24)%      0.47%

STABLE INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..................        (0.01)     $10.33             1.52%     0.99%(5)    (0.09)%(5)   0.90%(5)
JUNE 1, 2002 TO MAY 31, 2003 ..................         0.00(7)   $10.44             2.32%     1.04%(5)    (0.22)%(5)   0.82%(5)
JUNE 1, 2001 TO MAY 31, 2002 ..................         0.00      $10.38             3.02%     1.04%(5)    (0.14)%(5)   0.90%(5)
JUNE 1, 2000 TO MAY 31, 2001 ..................         0.00      $10.36             5.44%     1.09%(5)    (0.19)%(5)   0.90%(5)
JUNE 1, 1999 TO MAY 31, 2000 ..................         0.00      $10.15             5.29%     0.96%(5)    (0.17)%(5)   0.79%(5)

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 ..................        (0.01)     $10.32             0.81%     1.75%(5)    (0.10)%(5)   1.65%(5)
JUNE 1, 2002 TO MAY 31, 2003 ..................         0.00(7)   $10.43             1.51%     1.81%(5)    (0.18)%(5)   1.63%(5)
JUNE 1, 2001 TO MAY 31, 2002 ..................         0.00      $10.37             2.41%     1.87%(5)    (0.21)%(5)   1.65%(5)
JUNE 1, 2000 TO MAY 31, 2001 ..................         0.00      $10.35             4.65%     2.00%(5)    (0.35)%(5)   1.65%(5)
JUNE 1, 1999 TO MAY 31, 2000 ..................         0.00      $10.14             4.54%     1.95%(5)    (0.41)%(5)   1.54%(5)


                                                                      PORTFOLIO        NET ASSETS AT
                                                           TOTAL       TURNOVER        END OF PERIOD
                                                       RETURN(2)           RATE      (000'S OMITTED)
----------------------------------------------------------------------------------------------------
MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................          0.49%           615%            $ 47,304
JULY 1, 2002 TO JUNE 30, 2003 ....................          4.69%           331%            $ 55,807
JULY 1, 2001 TO JUNE 30, 2002 ....................          6.45%           400%            $  6,034
JULY 1, 2000 TO JUNE 30, 2001(8) .................          8.93%           245%            $  4,550
JULY 1, 1999 TO JUNE 30, 2000 ....................          4.18%           188%            $  4,087
JULY 1, 1998 TO JUNE 30, 1999 ....................          4.47%           199%            $  3,887

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.30)%          615%            $  9,734
JULY 1, 2002 TO JUNE 30, 2003 ....................          3.76%           331%            $  5,576
JULY 1, 2001(4) TO JUNE 30, 2002 .................          0.29%           400%            $      0(9)

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.30)%          615%            $ 34,410
JULY 1, 2002 TO JUNE 30, 2003 ....................          3.79%           331%            $ 32,818
JULY 1, 2001(4) TO JUNE 30, 2002 .................          0.29%           400%            $      0(9)

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.67)%          615%            $431,942
JULY 1, 2002 TO JUNE 30, 2003 ....................          5.08%           331%            $517,187
JULY 1, 2001 TO JUNE 30, 2002 ....................          6.80%           400%            $449,648
JULY 1, 2000 TO JUNE 30, 2001(8) .................          9.09%           245%            $267,444
JULY 1, 1999 TO JUNE 30, 2000 ....................          4.55%           188%            $171,879
JULY 1, 1998 TO JUNE 30, 1999 ....................          4.82%           199%            $154,365

MONTGOMERY TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------
A SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.09)%          918%            $ 45,670
JULY 1, 2002 TO JUNE 30, 2003 ....................         10.95%           544%            $  2,691
JULY 1, 2001(4) TO JUNE 30, 2002 .................          2.21%           193%            $    117

B SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.79)%          918%            $  8,031
JULY 1, 2002 TO JUNE 30, 2003 ....................          9.85%           544%            $  3,868
JULY 1, 2001(4) TO JUNE 30, 2002 .................          1.52%           193%            $     87

C SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................         (0.79)%          918%            $  6,248
JULY 1, 2002 TO JUNE 30, 2003 ....................          9.78%           544%            $  4,425
JULY 1, 2001(4) TO JUNE 30, 2002 .................          1.12%           193%            $     27

INSTITUTIONAL SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................          0.20%           918%            $202,187
JULY 1, 2002 TO JUNE 30, 2003 ....................         11.01%           544%            $ 91,244
JULY 1, 2001 TO JUNE 30, 2002 ....................          8.81%           193%            $ 38,841
JULY 1, 2000 TO JUNE 30, 2001 ....................         11.06%           449%            $ 31,788
JULY 1, 1999 TO JUNE 30, 2000 ....................          4.96%           176%            $ 28,112
JULY 1, 1998 TO JUNE 30, 1999 ....................          3.20%           158%            $ 38,476

SELECT SHARES
JULY 1, 2003(3) TO MAY 31, 2004 ..................          0.38%           918%            $ 50,699
JULY 1, 2002 TO JUNE 30, 2003 ....................         11.05%           544%            $ 51,022
JULY 1, 2001(4) TO JUNE 30, 2002 .................          1.90%           193%            $    202

STABLE INCOME FUND
----------------------------------------------------------------------------------------------------
A SHARES
JUNE 1, 2003 TO MAY 31, 2004 .....................          0.45%            92%(6)         $166,484
JUNE 1, 2002 TO MAY 31, 2003 .....................          3.01%            45%(6)         $175,249
JUNE 1, 2001 TO MAY 31, 2002 .....................          3.53%            81%(6)         $ 79,555
JUNE 1, 2000 TO MAY 31, 2001 .....................          7.98%            37%(6)         $ 19,054
JUNE 1, 1999 TO MAY 31, 2000 .....................          4.28%            40%(6)         $  8,912

B SHARES
JUNE 1, 2003 TO MAY 31, 2004 .....................         (0.29)%           92%(6)         $ 35,552
JUNE 1, 2002 TO MAY 31, 2003 .....................          2.24%            45%(6)         $ 48,045
JUNE 1, 2001 TO MAY 31, 2002 .....................          2.79%            81%(6)         $ 20,318
JUNE 1, 2000 TO MAY 31, 2001 .....................          7.22%            37%(6)         $  7,598
JUNE 1, 1999 TO MAY 31, 2000 .....................          3.40%            40%(6)         $  2,449

WELLS FARGO INCOME FUNDS                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      NET REALIZED
                                                       BEGINNING            NET                AND      DIVIDENDS   DISTRIBUTIONS
                                                       NET ASSET     INVESTMENT         UNREALIZED       FROM NET        FROM NET
                                                       VALUE PER         INCOME     GAIN (LOSS) ON     INVESTMENT        REALIZED
                                                           SHARE         (LOSS)        INVESTMENTS         INCOME           GAINS
---------------------------------------------------------------------------------------------------------------------------------
C SHARES
JUNE 30, 2003(4) TO MAY 31, 2004 ................         $10.00           0.06               0.33          (0.08)           0.00

STABLE INCOME FUND (CONTINUED)

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ....................         $10.44           0.18              (0.10)         (0.18)           0.00
JUNE 1, 2002 TO MAY 31, 2003 ....................         $10.39           0.26               0.06          (0.27)           0.00
JUNE 1, 2001 TO MAY 31, 2002 ....................         $10.36           0.37               0.03          (0.37)           0.00
JUNE 1, 2000 TO MAY 31, 2001 ....................         $10.15           0.60               0.21          (0.60)           0.00
JUNE 1, 1999 TO MAY 31, 2000 ....................         $10.27           0.55              (0.12)         (0.55)           0.00

TACTICAL MATURITY BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ....................         $ 9.84           0.14              (0.39)         (0.14)           0.00
JUNE 1, 2002 TO MAY 31, 2003 ....................         $ 9.77           0.18               0.06          (0.17)           0.00
NOVEMBER 29, 2001(4) TO MAY 31, 2002 ............         $10.00           0.14              (0.23)         (0.14)           0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                    WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

                                                               ENDING           RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                            NET ASSET   ------------------------------------------------------------
                                             RETURN OF      VALUE PER   NET INVESTMENT      GROSS       EXPENSES             NET
                                               CAPITAL          SHARE    INCOME (LOSS)   EXPENSES         WAIVED        EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
C SHARES
JUNE 30, 2003(4) TO MAY 31, 2004 .......         (0.01)        $10.30            0.54%       1.73%         (0.08)%          1.65%

STABLE INCOME FUND (CONTINUED)

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........         (0.01)        $10.33            1.74%       0.66%(5)      (0.03)%(5)       0.63%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00(7)      $10.44            2.51%       0.77%(5)      (0.12)%(5)       0.65%(5)
JUNE 1, 2001 TO MAY 31, 2002 ...........          0.00         $10.39            3.50%       0.80%(5)      (0.15)%(5)       0.65%(5)
JUNE 1, 2000 TO MAY 31, 2001 ...........          0.00         $10.36            5.78%       0.78%(5)      (0.13)%(5)       0.65%(5)
JUNE 1, 1999 TO MAY 31, 2000 ...........          0.00         $10.15            5.44%       0.77%(5)      (0.12)%(5)       0.65%(5)

TACTICAL MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........          0.00         $ 9.45            1.51%       1.06%(5)      (0.46)%(5)       0.60%(5)
JUNE 1, 2002 TO MAY 31, 2003 ...........          0.00         $ 9.84            1.81%       1.54%(5)      (0.94)%(5)       0.60%(5)
NOVEMBER 29, 2001(4) TO MAY 31, 2002 ...          0.00         $ 9.77            2.85%       1.88%(5)      (1.28)%(5)       0.60%(5)


                                                                  PORTFOLIO         NET ASSETS AT
                                                       TOTAL       TURNOVER         END OF PERIOD
                                                   RETURN(2)           RATE       (000'S OMITTED)
-------------------------------------------------------------------------------------------------
C SHARES
JUNE 30, 2003(4) TO MAY 31, 2004 .......               (0.29)%           92%             $ 12,225

STABLE INCOME FUND (CONTINUED)

INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........                0.71%            92%(6)          $570,234
JUNE 1, 2002 TO MAY 31, 2003 ...........                3.13%            45%(6)          $491,771
JUNE 1, 2001 TO MAY 31, 2002 ...........                3.87%            81%(6)          $304,256
JUNE 1, 2000 TO MAY 31, 2001 ...........                8.25%            37%(6)          $200,917
JUNE 1, 1999 TO MAY 31, 2000 ...........                4.32%            40%(6)          $191,358

TACTICAL MATURITY BOND FUND
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
JUNE 1, 2003 TO MAY 31, 2004 ...........               (2.51)%          248%(6)          $ 15,519
JUNE 1, 2002 TO MAY 31, 2003 ...........                2.53%           115%(6)          $  8,773
NOVEMBER 29, 2001(4) TO MAY 31, 2002 ...               (0.87)%          145%(6)          $  6,890


WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS

      (1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

      (3)   The Fund changed its fiscal year-end from June 30 to May 31.

      (4)   Commencement of operations.

      (5) Includes expenses allocated from the Portfolio(s) in which the Fund invests.

      (6) Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

      (7)   Return of capital was less than $0.01 per share

      (8) Per share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

      (9)   Amounts represents less than $1,000.

      (10)  Includes interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 69 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Diversified Bond Fund, High Yield Bond Fund, Income Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund, Stable Income Fund, and Tactical Maturity Bond Fund.

      On December 18, 2002, the Board of Trustees of the Trust and on December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II (the "Montgomery Funds"), approved an Agreement and Plan of Reorganization providing for the reorganization of certain of the Montgomery Funds into the Funds. Effective at the close of business on June 6, 2003, the Wells Fargo Montgomery Short Duration Government Bond Fund acquired all of the net assets of the Montgomery Short Duration Government Bond Fund and the Wells Fargo Montgomery Total Return Bond Fund acquired all of the net assets of the Montgomery Total Return Bond Fund.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholding servicing and administration fees.

      The Diversified Bond Fund, Stable Income Fund, and Tactical Maturity Bond Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

      Investments which are not valued using any of the methods discussed above, are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

      Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of the High Yield Bond, Inflation-Protected Bond, Income, Limited Term Government Income, Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

      At May 31, 2004, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                   Undistributed          Undistributed
                                                  Net Investment          Net Realized
      Fund                                            Income                Gain/Loss           Paid-in Capital
-----------------------------------------------------------------------------------------------------------------
      DIVERSIFIED BOND FUND                       $     41,005            $      3,013            $    (44,018)
-----------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                             (38,525)                 25,522                  13,003
-----------------------------------------------------------------------------------------------------------------
      INCOME FUND                                    6,572,639              (6,572,639)                      0
-----------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                 618,893                (618,893)                      0
-----------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND           20,562,050             (15,069,273)             (5,492,777)
-----------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                    0                 (18,540)                 18,540
-----------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                            (1,020,078)              1,454,263                (434,185)
-----------------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2004.

      At May 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

      Fund                                              Year Expires           Capital Loss Carryforwards
---------------------------------------------------------------------------------------------------------
      INCOME FUND                                           2007                        $ 6,002,613
                                                            2007                          1,007,919
                                                            2008                              3,879
                                                            2008                         11,139,881
                                                            2008                          1,224,117
                                                            2009                          1,017,826
---------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                      2008                            972,513
                                                            2008                            546,883
                                                            2009                          3,631,688
                                                            2009                            163,187
                                                            2010                          1,439,682
                                                            2011                            484,626
---------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                   2005                          1,603,624
                                                            2006                             44,683
                                                            2007                          8,447,151
                                                            2007                            351,674
                                                            2008                         17,842,339
                                                            2008                                149
                                                            2012                          8,757,525
---------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                   2006                          1,835,884
                                                            2007                            676,044
                                                            2007                          2,040,910
                                                            2008                          1,334,044
                                                            2008                             87,972
                                                            2009                            471,758

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FUND                                             YEAR EXPIRES            CAPITAL LOSS CARRYFORWARDS
---------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND        2012                        $ 1,147,920
---------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                     2012                            461,924
---------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                                    2005                             16,722
                                                            2005                             95,977
                                                            2006                             95,212
                                                            2007                            106,433
                                                            2008                            134,663
                                                            2008                             50,735
                                                            2009                             88,159
                                                            2011                            623,902
                                                            2012                            688,353
---------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                           2011                            330,514
                                                            2012                            172,699

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

      At May 31, 2004, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

      Fund                                                Deferred Post-October Capital Loss
---------------------------------------------------------------------------------------------------------
      Income Fund                                                     $  684,887
---------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                                   246,984
---------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                              4,297,731
---------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                                937,666
---------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                                  183,318
---------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                                                 170,731
---------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                                        184,702
---------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into foreign currency forward contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of May 31, 2004, outstanding forward contracts were as follows:

                             Currency                                         Currency     Net Unrealized
                           Amount to be       Type Of          Settlement   Amount to be   Appreciaition/
      Fund                  Delivered         Currency             Date       Received     (Depreciation)
---------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND       1,716,000          Euro            6/10/2004    $2,042,915       $(51,828)
---------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND         611,000      British Pound       6/10/2004    $1,089,358       $(29,558)
---------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND       1,769,000   New Zealand Dollar     6/10/2004    $1,108,508       $ (1,185)
---------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2004, the following Fund(s) held futures contracts:

                                                                                                Notional       Net Unrealized
                                                                             Expiration         Contract        Appreciation
      Fund                               Contracts             Type              Date             Amount       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
      INCOME FUND                        604 Short        U.S. T-Notes     September 2004      $81,326,094        $(225,391)
-------------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                    25 Short        U.S. T-Notes     September 2004        3,307,797          (13,594)
-------------------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT
      Income Fund                        602 Short        U.S. T-Notes     September 2004       84,329,813         (262,031)
-------------------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT
      INCOME FUND                        210 Short        U.S. T-Notes     September 2004       30,928,578          (82,734)

INVESTMENTS SOLD SHORT

      Certain Funds may engage in short-selling to the extent permitted by the Fund's investment policies in attempting to increase investment return. In a short sale transaction, the Fund borrows a security which it then delivers to settle a sale. The Fund is obligated to replace the security borrowed by purchasing the security at current market value at a future date. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and /or other liquid securities sufficient to cover its short position. Securities sold short at May 31, 2004, if any, and their related market values and proceeds are set forth in the Schedule of Investments Sold Short.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Fund(s) may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund receives compensation from the interest earned on the cash proceeds of the initial sale in the form of a fee, which is recorded as deferred income and amortized to income over the roll period, or alternatively, by paying a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 40% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at May 31, 2004 are shown on the Statement of Assets and Liabilities.

      At May 31, 2004, cash collateral invested and credit quality breakdown were as follows:

                                                Repurchase    Short-Term     Mid-Term     Money Market
      Fund                                      Agreements    Securities    Securities        Fund        Total
------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                         31%            58%           10%             1%         100%
------------------------------------------------------------------------------------------------------------------
      INCOME FUND                                  26%            61%           12%             1%         100%
------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                             32%            58%            8%             2%         100%
------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                31%            60%            7%             2%         100%
------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND          23%            49%           26%             2%         100%
------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND          24%            45%           29%             2%         100%
------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT
      BOND FUND                                    25%            45%           28%             2%         100%
------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND            26%            62%           11%             1%         100%

      Fund                                                    A Ratings     AA Ratings     AAA Ratings    Total
------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                                        72%            9%            19%         100%
------------------------------------------------------------------------------------------------------------------
      INCOME FUND                                                 70%           14%            16%         100%
------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                            71%           11%            18%         100%
------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                               71%           11%            18%         100%
------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                         65%           19%            16%         100%
------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                         58%           21%            21%         100%
------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT
      BOND FUND                                                   69%           11%            20%         100%
------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                           63%           21%            16%         100%

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

INTEREST RATE SWAPS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

or decrease to realized gain or loss, the amount due or owed by the Funds at termination or settlement. Interest rate swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

      As of May 31, 2004 the following Funds were engaged in open interest rate swaps.

                             Swap          Notional           Floating       Fixed        Maturity       Net Unrealized
      Fund              Counter Party     Principal          Rate Index       Rate           Date          Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
      INCOME FUND          ABN AMRO       $5,000,000     USD 3-Month Libor    4.60%     July 24, 2013        $85,095
--------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND     ABN AMRO       $3,000,000     USD 3-Month Libor    4.60%     July 24, 2013        $51,057
--------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND     ABN AMRO       $5,000,000     USD 3-Month Libor    4.87%     August 21, 2013      $(3,140)
--------------------------------------------------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                  Advisory Fee                                                       Sub-Advisory Fee
                                 (% of Average                                     Average Daily      (% of Average
      Fund                     Daily Net Assets)         Sub-Adviser                 Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND           0.60            Sutter Advisors LLC           $0 - 50 million         0.50%
                                                                                 $50 - 100 million         0.40%
                                                                                     >$100 million         0.30%
--------------------------------------------------------------------------------------------------------------------------
      INCOME FUND                    0.50              Wells Capital              $0 - 400 million         0.15%
                                                   Management Incorporated      $400 - 800 million        0.125%
                                                                                     >$800 million         0.10%
--------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND               0.60              Wells Capital              $0 - 400 million         0.20%
                                                   Management Incorporated      $400 - 800 million        0.175%
                                                                                     >$800 million         0.15%
--------------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED            0.50              Wells Capital              $0 - 400 million         0.15%
      BOND FUND                                    Management Incorporated      $400 - 800 million        0.125%
                                                                                     >$800 million         0.10%
--------------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT        0.50              Wells Capital              $0 - 400 million         0.15%
      INCOME FUND                                  Management Incorporated      $400 - 800 million        0.125%
                                                                                     >$800 million         0.10%
--------------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT        0.50              Wells Capital              $0 - 400 million         0.15%
      INCOME FUND                                  Management Incorporated      $400 - 800 million        0.125%
                                                                                     >$800 million         0.10%
--------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT               0.50              Wells Capital              $0 - 400 million         0.15%
      DURATION GOVERNMENT                          Management Incorporated      $400 - 800 million        0.125%
      BOND FUND                                                                      >$800 million         0.10%
--------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN        0.50              Wells Capital              $0 - 400 million         0.15%
      BOND FUND                                    Management Incorporated      $400 - 800 million        0.125%
                                                                                     >$800 million         0.10%

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Effective August 2, 2004, Funds Management will be entitled to receive a monthly advisory fee at the following annual rates:

                                                                                               Advisory Fee
                                                                  Average Daily               (% of Average
      Fund                                                          Net Assets               Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                                           $0 - $499 million              0.550%
                                                           $500 million - $999 million              0.500%
                                                            $1 billion - $2.99 billion              0.450%
                                                            $3 billion - $4.99 billion              0.425%
                                                                          > $5 billion              0.400%
-----------------------------------------------------------------------------------------------------------------------
      INCOME FUND                                                    $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%
-----------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                               $0 - $499 million              0.550%
                                                           $500 million - $999 million              0.500%
                                                            $1 billion - $2.99 billion              0.450%
                                                            $3 billion - $4.99 billion              0.425%
                                                                          > $5 billion              0.400%
-----------------------------------------------------------------------------------------------------------------------
      INFLATION PROTECTED BOND FUND                                  $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%
-----------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                            $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%
-----------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                            $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%
-----------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND                 $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%
-----------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                              $0 - $499 million              0.450%
                                                           $500 million - $999 million              0.400%
                                                            $1 billion - $2.99 billion              0.350%
                                                            $3 billion - $4.99 billion              0.325%
                                                                          > $5 billion              0.300%

      For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

      For each Fund that invests all of its assets in single Master Portfolios, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

      For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to each predecessor portfolio of the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds (the"Wells Fargo Montgomery Funds") pursuant to an interim investment management agreement. Prior to January 17, 2003, Montgomery Asset Management, LLC ("MAM") served as the investment adviser for each of the predecessor portfolios of the Wells Fargo Montgomery Funds. Under the interim agreement with Wells Capital Management, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

      Fund                                                  Average Daily Net Assets     Annual Rate
------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND            $0 - 500 million             0.50%
                                                                   >$500 million             0.40%
------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                         $0 - 500 million             0.30%
                                                                   >$500 million             0.25%

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers out of the fees it receives as administrator, Funds Management is entitled to receive the following annual fees:

                                                                  % of Average Daily Net Assets
------------------------------------------------------------------------------------------------------
      FUND LEVEL                                                               0.05
------------------------------------------------------------------------------------------------------
      CLASS A                                                                  0.28
------------------------------------------------------------------------------------------------------
      CLASS B                                                                  0.28
------------------------------------------------------------------------------------------------------
      CLASS C                                                                  0.28
------------------------------------------------------------------------------------------------------
      SELECT                                                                   0.10
------------------------------------------------------------------------------------------------------
      INSTITUTIONAL                                                            0.20

      Effective August 2, 2004, Funds Management will be entitled to receive fund level administration fees at the following annual rates:

                                                                                        % Of Average
                                                          Average Daily Net Assets    Daily Net Assets
------------------------------------------------------------------------------------------------------
      Fund Level                                             $0 - $4.999 billion             0.05
                                                              $5 - 9.999 billion             0.04
                                                                   > $10 billion             0.03
------------------------------------------------------------------------------------------------------

      Prior to March 1, 2003, the Trust had entered into an Administration Agreement on behalf of the Fund(s) with Funds Management whereby Funds Management was entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.

      Prior to June 9, 2003, MAM served as administrator for each predecessor portfolio of the Wells Fargo Montgomery Funds, and was entitled to receive a fee per fund, with the exception of the predecessor Montgomery Total Return Bond Fund, ranging from 0.04% to 0.07%, depending on the fund and the level of assets. For the predecessor Montgomery Total Return Bond Fund, MAM was entitled to receive a fee at the annual rate of 0.25% of the fund's average daily net assets up to $500 million, and 0.19% of the fund's average daily net assets in excess of $500 million.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

      Prior to June 9, 2003, DST Systems, Inc. served as the transfer agent for each predecessor portfolio of the Wells Fargo Montgomery Funds.

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                 % Of Average Daily Net Assets
--------------------------------------------------------------------------------------------------------------------
      ALL FUNDS                                                                0.02
--------------------------------------------------------------------------------------------------------------------

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

      Prior to June 9, 2003, J.P. Morgan Chase Bank served as custodian for the predecessor portfolios of the Wells Fargo Montgomery Funds.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

      Share Class                                                % of Average Daily Net Assets
--------------------------------------------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C                                                0.25%
--------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS*                                                     0.00%
--------------------------------------------------------------------------------------------------------------------
      SELECT CLASS                                                             0.00%
--------------------------------------------------------------------------------------------------------------------

      * The Montgomery Total Return Bond Fund is charged 0.15% of the average daily net assets of its Institutional Class shares for these services.

      For the year ended May 31, 2004, shareholder servicing fees paid were as follows:

      Fund                                                Class A      Class B      Class C        Institutional
--------------------------------------------------------------------------------------------------------------------
      DIVERSIFIED BOND FUND                                    N/A         N/A          N/A              $0
--------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                                $507,370     $57,042      $57,612             N/A
--------------------------------------------------------------------------------------------------------------------
      INCOME FUND                                           70,234      42,356          N/A               0
--------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                      64,649     109,968       24,153               0
--------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                         29,681      19,647       21,905               0
--------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                  474,608     158,831       72,754               0
--------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                  166,584      85,062         N/A                0
--------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND       124,432      20,227       85,560               0
--------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                     63,541      15,422       14,523         202,157
--------------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                                   474,603     106,180       22,239             N/A
--------------------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                              N/A         N/A          N/A               0
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Stephens Inc. ("Stephens") at an annual rate of 0.75% of average daily net assets.

      Prior to June 9, 2003, Funds Distributor, Inc. served as the distributor to the predecessor portfolios of the Wells Fargo Montgomery Funds, and received distribution fees at an annual rate of 0.25% of average daily net assets of the funds' Class A shares and 0.75% of average daily net assets of the funds' Class B and Class C shares.

      For the year ended May 31, 2004, distribution fees paid are disclosed in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2004, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2004, were as follows:

      Fund                                                      Purchases at Cost       Sales Proceeds
-------------------------------------------------------------------------------------------------------------
      DIVERSIFIED BOND FUND*                                      $  194,217,851        $  182,075,855
-------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                                           239,094,888            90,749,394
-------------------------------------------------------------------------------------------------------------
      INCOME FUND                                                    650,240,957           710,516,835
-------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                                               145,633,522           142,844,326
-------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                                  111,845,629            66,122,926
-------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND                          1,300,131,160         1,268,227,482
-------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND                            581,634,571           579,770,210
-------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND               3,250,617,161         3,234,186,169
-------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                            2,325,037,013         2,127,630,300
-------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND*                                            890,708,481           769,888,366
-------------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND*                                    28,949,373            28,804,792
-------------------------------------------------------------------------------------------------------------

      * These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      The Wells Fargo Funds Trust and the Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. No borrowings under the agreement occurred during the year ended May 31, 2004.

WELLS FARGO INCOME FUNDS                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended May 31, 2004 and May 31, 2003 was as follows:

                                                Ordinary         Long-Term     Dividends Paid     Return of
                                                 Income        Capital Gain     on Redemption       Capital           Total
      Fund                                        2004             2004              2004            2004              2004
---------------------------------------------------------------------------------------------------------------------------------
      Diversified Bond Fund                    $10,376,704      $   380,319      $         0      $         0      $10,757,023
---------------------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                      17,588,061                0           13,000                0       17,601,061
---------------------------------------------------------------------------------------------------------------------------------
      INCOME FUND                               17,540,481                0                0                0       17,540,481
---------------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                           4,107,828                0                0                0        4,107,828
---------------------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND              1,014,335                0                0                0        1,014,335
---------------------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND       33,757,649                0                0                0       33,757,649
---------------------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND        5,356,441                0                0                0        5,356,441
---------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION
      GOVERNMENT BOND FUND                      11,385,678          173,763                0                0       11,559,441
---------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND          8,993,098          338,184                0                0        9,331,282
---------------------------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                        13,696,575                0                0          914,231       14,610,806
---------------------------------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                  194,527                0                0                0          194,527
---------------------------------------------------------------------------------------------------------------------------------

                                                Ordinary         Long-Term     Dividends Paid     Return of
                                                 Income        Capital Gain     on Redemption       Capital           Total
      Fund                                        2003             2003              2003             2003             2003
---------------------------------------------------------------------------------------------------------------------------------
      DIVERSIFIED BOND FUND                    $15,003,550      $   393,838      $         0      $         0      $15,397,388
---------------------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                       2,243,393                0                0                0        2,243,393
---------------------------------------------------------------------------------------------------------------------------------
      INCOME FUND                               25,253,556                0                0                0       25,253,556
---------------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                           4,387,646                0                0                0        4,387,646
---------------------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                215,992                0                0                0          215,992
---------------------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT INCOME FUND       39,238,403                0                0                0       39,238,403
---------------------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT INCOME FUND        8,561,618                0                0                0        8,561,618
---------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION
      GOVERNMENT BOND FUND                      25,670,463           42,329                0                0       25,712,792
---------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND          4,146,035          148,074                0                0        4,294,109
---------------------------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                        13,269,980                0                0          207,964       13,477,944
---------------------------------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                  148,901                0                0                0          148,901
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

      As of May 31, 2004, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only for funds that have elected not to amortize premium for tax purposes).

                                              Undistributed    Undistributed      Unrealized
                                                 Ordinary         Long-Term      Appreciation    Capital Loss
      Fund                                        Income            Gain        (Depreciation)   Carryforward*         Total
----------------------------------------------------------------------------------------------------------------------------------
      DIVERSIFIED BOND FUND                    $   105,312      $   478,034      $ 3,917,143      $         0      $ 4,500,489
----------------------------------------------------------------------------------------------------------------------------------
      HIGH YIELD BOND FUND                       2,928,869        1,186,981        2,140,510                0        6,256,360
----------------------------------------------------------------------------------------------------------------------------------
      INCOME FUND                                  761,770                0       (5,291,612)     (21,081,122)     (25,610,964)
----------------------------------------------------------------------------------------------------------------------------------
      INCOME PLUS FUND                              86,136                0         (518,153)      (7,485,563)      (7,917,580)
----------------------------------------------------------------------------------------------------------------------------------
      INFLATION-PROTECTED BOND FUND                727,681           21,034         (244,819)               0          503,896
----------------------------------------------------------------------------------------------------------------------------------
      INTERMEDIATE GOVERNMENT
      INCOME FUND                                  320,137                0       (7,658,878)     (41,344,876)     (48,683,617)
----------------------------------------------------------------------------------------------------------------------------------
      LIMITED TERM GOVERNMENT
      INCOME FUND                                  172,942                0       (1,977,235)      (7,384,278)      (9,188,571)
----------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION
      GOVERNMENT BOND FUND                         281,525                0       (3,332,249)      (1,147,920)      (4,198,644)
----------------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN
      BOND FUND                                    109,145                0       (4,576,199)        (645,242)      (5,112,296)
----------------------------------------------------------------------------------------------------------------------------------
      STABLE INCOME FUND                                 0                0       (1,923,641)      (2,070,887)      (3,994,528)
----------------------------------------------------------------------------------------------------------------------------------
      TACTICAL MATURITY BOND FUND                    4,080                0          (65,977)        (687,915)        (749,812)
----------------------------------------------------------------------------------------------------------------------------------

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

                                                REPORT OF INDEPENDENT REGISTERED
WELLS FARGO INCOME FUNDS                                  PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Diversified Bond Fund, High Yield Bond Fund, Income Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund, Stable Income Fund, and the Tactical Maturity Bond Fund, eleven of the Funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2004, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Funds Trust as of May 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

San Francisco, California
July 23, 2004

OTHER INFORMATION (UNAUDITED)                           WELLS FARGO INCOME FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

For the year ended May 31, 2004, the following Funds designate the amounts listed below as long-term capital gain distributions, pursuant to Section 852(b)(3) of the Internal Revenue Code:

      DIVERSIFIED BOND FUND                                             $380,319
--------------------------------------------------------------------------------
      MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND                     173,763
--------------------------------------------------------------------------------
      MONTGOMERY TOTAL RETURN BOND FUND                                  338,184
--------------------------------------------------------------------------------


                                                                             105
ITEM 2. CODE OF ETHICS

As of the end of the year, May 31, 2004, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2003 and May 31, 2004 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended May 31, 2003 and May 31, 2004, the Audit Fees were $948,106 and $930,116, respectively.

(b) Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended May 31, 2003 and May 31, 2004 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2003 and May 31, 2004 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended May 31, 2003 and May 31, 2004, the Tax Fees were $73,000 and $76,500, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended May 31, 2003 and May 31, 2004, the Tax Fees were $162,569 and $129,544, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees - There were no other fees incurred for the fiscal years ended May 31, 2003 and May 31, 2004.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2003 and May 31, 2004 by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended May 31, 2003 and May 31, 2004, the Registrant incurred non-audit fees in the amount of $72,000 and $77,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended May 31, 2003 and May 31, 2004, the Registrant's investment adviser incurred non-audit fees in the amount of $27,500 and $45,120, respectively. The non-audit fees consist of procedure reviews for pending mergers associated with fund reorganizations.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Wells Fargo Funds Trust


                                                     By: /s/ Karla M. Rabusch
                                                         Karla M. Rabusch
                                                         President

Date: July 23, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Wells Fargo Funds Trust


                                                     By: /s/ Stacie D. DeAngelo
                                                         Stacie D. DeAngelo
                                                         Treasurer

Date: July 23, 2004